UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-23112

JANUS DETROIT STREET TRUST

(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206-4805

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Kathyrn L. Santoro 151 Detroit Street Denver, Colorado 80206-4805	Eric S. Purple Stradley Ronon Stevens & Young LLP 1250 Connecticut Avenue, N.W., Suite 500 Washington, D.C. 20036

Registrant’s telephone number, including area code: 303-333-3863

Date of fiscal year end:   October 31

Date of reporting period:   April 30, 2017

Item 1:  Reports to Shareholders.

SEMIANNUAL REPORT

April 30, 2017

Janus Small Cap Growth Alpha ETF

Janus Detroit Street Trust

Janus Small Cap Growth Alpha ETF (unaudited)

INVESTMENT OBJECTIVE

Janus Small Cap Growth Alpha ETF seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Small Cap Growth Alpha Index. It pursues its investment objective by using a passive index-based approach, normally investing at least 80% of its net assets in the securities that comprise its underlying index.

PERFORMANCE OVERVIEW

•	U.S. small-cap equities enjoyed strong returns during the six-month period ending April 30, 2017. Stocks rallied after the November U.S. presidential election as investors considered the potential impact of deregulation, increased fiscal spending, corporate tax cuts and other pro-growth policies under a Trump administration. Small-cap stocks enjoyed particularly large gains as investors sought exposure to areas of the market perceived to benefit most from Trump’s policies. Economic data suggested global economic growth was returning and also played a role in helping boost equities. While stocks ended the period with strong returns, the euphoria that sent small-cap stocks soaring after Donald Trump’s election win eventually faded.

•	During the period, the Janus Small Cap Growth Alpha ETF (JSML) returned 13.92% (based on NAV); its primary benchmark, the Janus Small Cap Growth Alpha Index, returned 14.12%, and its secondary benchmark, the Russell 2000 Growth Index, returned 18.48%.

•	JSML seeks investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. The strategy seeks to provide risk-adjusted outperformance by identifying top-tier small-cap companies with some of the strongest fundamentals that the adviser believes can deliver sustainable growth in a variety of market environments.

Janus Detroit Street Trust ½ 1

Janus Small Cap Growth Alpha ETF (unaudited)

Fund At A Glance

April 30, 2017

5 Largest Equity Holdings – (% of Net Assets)
Masimo Corp.
Health Care Equipment & Supplies	2.8%
Ubiquiti Networks, Inc.
Communications Equipment	2.7%
Universal Display Corp.
Electronic Equipment & Instruments	2.7%
Rollins, Inc.
Commercial Services & Supplies	2.4%
Summit Materials, Inc.
Construction Materials	2.4%

13.0%

Sector Allocation – (% of Net Assets)
Consumer, Non-cyclical	29.9%
Industrial	18.3%
Technology	16.3%
Consumer, Cyclical	12.3%
Communications	10.0%
Financial	9.8%
Energy	2.0%
Investment Companies	1.9%
Basic Materials	1.4%

101.9%

Holdings are subject to change without notice.

2 ½ APRIL 30, 2017

Janus Small Cap Growth Alpha ETF (unaudited)

Performance

Average Annual Total Return for the periods ended April 30, 2017
	Fiscal Year-to-Date	One Year	Since Inception*
Janus Small Cap Growth Alpha ETF – NAV	13.92%	20.94%	24.29%
Janus Small Cap Growth Alpha ETF – Market Price	14.06%	21.13%	24.45%
Janus Small Cap Growth Alpha Index	14.12%	21.48%	24.87%
Russell 2000® Growth Index	18.48%	24.06%	31.21%

Total annual expense ratio as stated in the February 28, 2017 prospectus: 0.50%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS (52687) or visit janus.com/ETFs.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in creation units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

The index provider is Janus Index and Calculation Services LLC (“Janus Index”). Janus Index maintains the indices and calculates the index levels and performance shown or discussed, but does not manage actual assets. Janus index receives compensation in connection with licensing its indices to third parties including the provision of any related data.

Effective February 28, 2017 Edward Tom, Benjamin Wang and Scott Weiner are Co-Portfolio Managers of the Fund.

*	The Fund commenced operations on February 23, 2016.

Janus Detroit Street Trust ½ 3

Janus Small Cap Growth Alpha ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period (11/1/16 - 4/30/17)†	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period (11/1/16 - 4/30/17)†	Net Annualized Expense Ratio (11/1/16 - 4/30/17)
$1,000.00	$1,139.20	$2.65	$1,000.00	$1,022.32	$2.51	0.50%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

4 ½ APRIL 30, 2017

Janus Small Cap Growth Alpha ETF

Schedule of Investments (unaudited)

April 30, 2017

	Shares	Value
Common Stocks – 100.0%
Aerospace & Defense – 1.9%
Axon Enterprise, Inc.*	967	$23,769
HEICO Corp.	1,426	101,328

		125,097
Airlines – 0.7%
Allegiant Travel Co.	306	44,492
Auto Components – 1.9%
Dorman Products, Inc.*	540	44,901
Fox Factory Holding Corp.*	575	17,279
Gentherm, Inc.*	571	21,212
LCI Industries	385	38,943

		122,335
Biotechnology – 0.9%
BioSpecifics Technologies Corp.*	250	14,182
Insys Therapeutics, Inc.*	2,523	28,384
PDL BioPharma, Inc.	5,819	13,093

		55,659
Building Products – 2.8%
AAON, Inc.	971	35,587
American Woodmark Corp.*	300	27,570
CSW Industrials, Inc.*	293	10,372
Patrick Industries, Inc.*	277	19,681
PGT Innovations, Inc.*	904	9,854
Trex Co., Inc.*	544	39,815
Universal Forest Products, Inc.	376	35,829

		178,708
Capital Markets – 1.3%
Diamond Hill Investment Group, Inc.	31	6,267
Evercore Partners, Inc. - Class A	376	27,730
Financial Engines, Inc.	571	24,267
Moelis & Co. - Class A	237	8,698
PJT Partners, Inc. - Class A	163	5,650
WisdomTree Investments, Inc.	1,248	10,421

		83,033
Chemicals – 1.2%
Chase Corp.	526	53,915
Core Molding Technologies, Inc.*	439	8,684
Trecora Resources*	1,380	15,249

		77,848
Commercial Banks – 2.8%
Banc of California, Inc.	455	9,873
Banner Corp.	304	16,781
BNC Bancorp	477	15,956
Commerce Union Bancshares, Inc.	72	1,558
CU Bancorp*	161	6,001
Customers Bancorp, Inc.*	277	8,568
Eagle Bancorp, Inc.*	311	18,629
FB Financial Corp.*	226	8,190
Fidelity Southern Corp.	239	5,382
Franklin Financial Network, Inc.*	118	4,785
Home BancShares, Inc.	1,284	32,678
National Commerce Corp.*	100	3,870
Nicolet Bankshares, Inc.*	78	3,845
Park Sterling Corp.	486	5,978
People’s Utah Bancorp	163	4,303
ServisFirst Bancshares, Inc.	482	18,220
Stonegate Bank	130	5,967
Triumph Bancorp, Inc.*	165	3,696

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 5

Janus Small Cap Growth Alpha ETF

Schedule of Investments (unaudited)

April 30, 2017

	Shares	Value
Common Stocks – (continued)
Commercial Banks – (continued)
Veritex Holdings, Inc.*	139	$ 3,745
WashingtonFirst Bankshares, Inc.	100	2,813

		180,838
Commercial Services & Supplies – 2.9%
Hudson Technologies, Inc.*	765	5,432
Multi-Color Corp.	313	24,038
Rollins, Inc.	4,027	156,368

		185,838
Communications Equipment – 4.5%
Acacia Communications, Inc. *,#	1,595	73,115
Applied Optoelectronics, Inc.*	714	35,265
Clearfield, Inc.*	586	8,292
Ubiquiti Networks, Inc.*	3,414	175,889

		292,561
Computers & Peripherals – 0.1%
CPI Card Group, Inc.	2,317	8,341
Construction & Engineering – 1.8%
Argan, Inc.	281	18,785
Comfort Systems USA, Inc.	687	25,213
Dycom Industries, Inc.*	582	61,494
NV5 Global, Inc.*	192	7,430

		112,922
Construction Materials – 2.4%
Summit Materials, Inc. – Class A *	6,057	155,423
Consumer Finance – 0.6%
Credit Acceptance Corp.*	181	36,788
Distributors – 0.4%
Core-Mark Holding Co., Inc.	721	25,249
Diversified Consumer Services – 0.9%
Grand Canyon Education, Inc.*	745	55,994
Electrical Equipment – 0.9%
Allied Motion Technologies, Inc.	172	3,894
AZZ, Inc.	479	28,285
Thermon Group Holdings, Inc.*	595	12,198
TPI Composites, Inc.*	623	12,242

		56,619
Electronic Equipment & Instruments – 5.3%
Control4 Corp.*	993	16,782
Fitbit, Inc. - Class A *	7,063	40,400
Kimball Electronics, Inc.*	1,134	19,562
Mesa Laboratories, Inc.	154	21,532
Methode Electronics, Inc.	1,526	67,983
Universal Display Corp.	1,951	174,322

		340,581
Energy Equipment & Services – 0.1%
Smart Sand, Inc.*	562	6,845
Equity Real Estate Investment Trusts (REITs) – 2.0%
CoreSite Realty Corp.	691	67,614
Four Corners Property Trust, Inc.	1,221	28,486
Summit Hotel Properties, Inc.	1,888	31,209
Sutherland Asset Management Corp.	287	4,190

		131,499
Food & Staples Retailing – 0.6%
Natural Grocers by Vitamin Cottage, Inc.*	281	3,074

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ APRIL 30, 2017

Janus Small Cap Growth Alpha ETF

Schedule of Investments (unaudited)

April 30, 2017

	Shares	Value
Common Stocks – (continued)
Food & Staples Retailing – (continued)
PriceSmart, Inc.	382	$ 33,215

		36,289
Food Products – 2.3%
Amplify Snack Brands, Inc.*	964	8,676
Blue Buffalo Pet Products, Inc.*	2,467	60,812
Cal-Maine Foods, Inc.*,#	551	20,800
Calavo Growers, Inc.	219	14,366
John B Sanfilippo & Son, Inc.	109	8,012
Sanderson Farms, Inc.	287	33,229

		145,895
Health Care Equipment & Supplies – 10.7%
Abaxis, Inc.	792	35,664
Anika Therapeutics, Inc.*	515	23,757
Cantel Medical Corp.	1,467	109,159
FONAR Corp.*	217	4,156
Glaukos Corp.*	1,178	55,990
Globus Medical, Inc. - Class A*	2,528	76,674
Inogen, Inc.*	712	59,018
LeMaitre Vascular, Inc.	656	19,516
Masimo Corp.*	1,772	182,055
Natus Medical, Inc.*	1,156	40,460
Neogen Corp.*	1,335	83,211

		689,660
Health Care Providers & Services – 2.4%
American Renal Associates Holdings, Inc.*	1,085	18,673
AMN Healthcare Services, Inc.*	1,678	68,546
Digirad Corp.	682	3,205
Diplomat Pharmacy, Inc.*	2,347	36,613
US Physical Therapy, Inc.	441	28,930

		155,967
Health Care Technology – 0.8%
Evolent Health, Inc. - Class A *	1,848	42,966
Simulations Plus, Inc.	606	7,090

		50,056
Hotels, Restaurants & Leisure – 2.9%
BJ’s Restaurants, Inc.*	340	15,334
Caesars Acquisition Co. - Class A*	2,165	37,779
Churchill Downs, Inc.	259	43,201
Chuy’s Holdings, Inc.*	261	7,778
Habit Restaurants, Inc. - Class A*	300	5,670
Lindblad Expeditions Holdings, Inc.*	716	6,802
Monarch Casino & Resort, Inc.*	272	8,016
Nathan’s Famous, Inc.*	65	4,433
Papa John’s International, Inc.	573	45,301
Wingstop, Inc.	448	13,185

		187,499
Household Durables – 1.6%
Century Communities, Inc.*	337	9,200
Installed Building Products, Inc.*	495	26,408
LGI Homes, Inc.*	331	10,536
M/I Homes, Inc.*	387	10,511
New Home Co., Inc.*	322	3,754
Taylor Morrison Home Corp. - Class A*	656	15,154
TopBuild Corp.*	593	30,356

		105,919
Insurance – 1.6%
AmTrust Financial Services, Inc.	1,572	25,231

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

Janus Small Cap Growth Alpha ETF

Schedule of Investments (unaudited)

April 30, 2017

	Shares	Value
Common Stocks – (continued)
Insurance – (continued)
Athene Holding, Ltd. - Class A*	484	$ 25,802
Atlas Financial Holdings, Inc.*	109	1,412
Federated National Holding Co.	126	2,026
Heritage Insurance Holdings, Inc.	289	3,497
Kinsale Capital Group, Inc.	192	6,943
National General Holdings Corp.	975	22,171
State National Cos., Inc.	385	5,648
Universal Insurance Holdings, Inc.	322	8,388

		101,118
Internet & Catalog Retail – 0.1%
1-800-Flowers.com, Inc. - Class A*	555	5,966
Internet Software & Services – 6.7%
Alarm.com Holdings, Inc.*	1,908	62,220
Appfolio, Inc. - Class A*	488	12,956
CommerceHub, Inc. - Series C*	1,781	28,354
GTT Communications, Inc.*	1,682	46,255
Hortonworks, Inc.*	2,536	26,400
Match Group, Inc.*	1,855	34,559
NIC, Inc.	2,740	58,499
Reis, Inc.	471	8,855
Shutterstock, Inc.*	1,434	61,992
Stamps.com, Inc.*	708	75,154
Trade Desk, Inc. - Class A*	424	15,836

		431,080
IT Services – 3.0%
ExlService Holdings, Inc.*	1,391	66,365
Luxoft Holding, Inc.*	882	54,375
NeuStar, Inc. - Class A*	2,282	75,762

		196,502
Leisure Equipment & Products – 0.8%
American Outdoor Brands Corp.*	880	19,492
Escalade, Inc.	224	2,991
Malibu Boats, Inc. - Class A*	277	6,382
MCBC Holdings, Inc.	291	4,874
Sturm Ruger & Co., Inc.#	283	17,107

		50,846
Life Sciences Tools & Services – 2.4%
Cambrex Corp.*	1,136	67,422
INC Research Holdings, Inc. - Class A*	1,899	85,455

		152,877
Machinery – 1.2%
Douglas Dynamics, Inc.	419	13,366
Greenbrier Cos., Inc.	524	22,768
Hyster-Yale Materials Handling, Inc.	230	13,825
Proto Labs, Inc.*	490	28,420

		78,379
Media – 0.8%
Nexstar Media Group, Inc.	732	50,508
Mortgate Real Estate Investment Trusts (REITs) – 0.0%
Cherry Hill Mortgage Investment Corp.	72	1,252
Owens Realty Mortgage, Inc.	94	1,707

		2,959
Oil, Gas & Consumable Fuels – 1.5%
Cheniere Energy Partners LP Holdings LLC	3,210	82,433
DHT Holdings, Inc.	1,295	6,203
Dorian LPG, Ltd.*	761	6,917

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 ½ APRIL 30, 2017

Janus Small Cap Growth Alpha ETF

Schedule of Investments (unaudited)

April 30, 2017

	Shares	Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Evolution Petroleum Corp.	460	$ 3,680

		99,233
Paper & Forest Products – 1.2%
Neenah Paper, Inc.	947	74,198
Personal Products – 0.3%
Natural Health Trends Corp.	141	4,044
USANA Health Sciences, Inc.*	306	17,396

		21,440
Pharmaceuticals – 3.1%
Akorn, Inc.*	4,402	147,247
Lannett Co., Inc. *,#	1,306	33,956
Phibro Animal Health Corp. - Class A	651	19,367

		200,570
Professional Services – 1.3%
Barrett Business Services, Inc.	134	7,726
BG Staffing, Inc.	161	2,512
Insperity, Inc.	387	35,353
TriNet Group, Inc.*	1,271	37,367

		82,958
Real Estate Management & Development – 0.4%
Consolidated-Tomoka Land Co.	116	6,291
Marcus & Millichap, Inc.*	758	19,556

		25,847
Road & Rail – 2.1%
AMERCO	362	135,555
Semiconductors & Semiconductor Equipment – 2.2%
Ambarella, Inc.*	1,376	77,359
MaxLinear, Inc.*	2,427	67,543

		144,902
Software – 9.7%
ACI Worldwide, Inc.*	4,870	104,656
Ebix, Inc.	1,346	83,048
Globant SA*	1,436	54,410
Paycom Software, Inc.*	2,469	148,757
Pegasystems, Inc.	3,186	145,122
Qualys, Inc.*	1,509	57,946
Rapid7, Inc.*	1,766	29,934

		623,873
Specialty Retail – 3.5%
Asbury Automotive Group, Inc.*	329	20,135
Boot Barn Holdings, Inc.*	413	4,382
Camping World Holdings, Inc. - Class A	298	9,214
Five Below, Inc.*	856	42,047
Francesca’s Holdings Corp.*	589	9,294
Genesco, Inc.*	311	16,576
Hibbett Sports, Inc.*	342	8,892
Lithia Motors, Inc. - Class A	364	34,780
Penske Automotive Group, Inc.	1,333	63,598
Sportsman’s Warehouse Holdings, Inc.*	660	2,699
Vitamin Shoppe, Inc.*	371	7,160
Winmark Corp.	65	8,392

		227,169
Textiles, Apparel & Luxury Goods – 0.3%
G-III Apparel Group, Ltd.*	758	17,964
Superior Uniform Group, Inc.	228	4,159

		22,123

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

Janus Small Cap Growth Alpha ETF

Schedule of Investments (unaudited)

April 30, 2017

	Shares	Value
Common Stocks – (continued)
Thrifts & Mortgage Finance – 1.1%
BofI Holding, Inc. *,#	580	$ 13,856
Essent Group, Ltd.*	850	31,458
HomeStreet, Inc.*	246	6,396
Meta Financial Group, Inc.	85	7,217
NMI Holdings, Inc. - Class A*	542	6,287
PennyMac Financial Services, Inc. - Class A*	203	3,350

		68,564
Total Common Stocks (cost $6,006,794)		6,444,622
Investment Companies – 1.9%
Investments Purchased with Cash Collateral from Securities Lending – 1.9%
Janus Cash Collateral Fund LLC, 0.7606%ºº,£	120,778	120,778
Money Markets – 0.0%
State Street Institutional U.S. Government Money Market Fund	2,930	2,930
Total Investment Companies (cost $123,708)		123,708
Total Investments (total cost $6,130,502) – 101.9%		6,568,330
Liabilities, net of Cash, Receivables and Other Assets – (1.9%)		(120,299)
Net Assets – 100%		$6,448,031

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$6,453,342	98.3%
Luxembourg	54,410	0.8
Switzerland	54,375	0.8
Bermuda	6,203	0.1
Total	$6,568,330	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 ½ APRIL 30, 2017

Janus Small Cap Growth Alpha ETF

Notes to Schedule of Investments and Other Information (unaudited)

Janus Small Cap Growth Alpha Index	Janus Small Cap Growth Alpha Index is designed to systematically identify small-capitalization stocks that are poised for sustainable growth (Smart Growth®) by evaluating each company’s performance in three critical areas: growth, profitability, and capital efficiency. Janus uses a proprietary methodology to score stocks based on a wide range of fundamental measures and selects the top 10% (“top-tier”) of such eligible stocks. Stocks are market cap-weighted within sectors with a 3% maximum position size; sectors are weighted to align with the Janus Venture Fund.

Russell 2000® Growth Index	Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

LLC	Limited Liability Company

LP	Limited Partnership

*	Non-income producing security.

#	Loaned security; a portion of the security is on loan at April 30, 2017.

ºº	Rate shown is the 7-day yield as of April 30, 2017.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended April 30, 2017. Unless otherwise indicated, all information in the table is for the period ended April 30, 2017.

	Share Balance at 10/31/16	Purchases	Sales	Share Balance at 4/30/17	Realized Gain/(Loss)	Dividend Income	Value at 4/30/17
Janus Cash Collateral Fund LLC	—	582,150	(461,372)	120,778	$—	$6,802(1)	$120,778
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of April 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets Investments in Securities:
Common Stocks	$6,444,622	$—	$—
Investment Companies	—	123,708	—

Total Assets	$6,444,622	$123,708	$—

Janus Detroit Street Trust ½ 11

Janus Small Cap Growth Alpha ETF

Statement of Assets and Liabilities (unaudited)

April 30, 2017

Assets:
Investments, at cost	$6,130,502
Unaffiliated investments, at value(1)	6,447,552
Affiliated investments, at value	120,778
Receivables:
Investments sold	78,839
Dividends	365
Affiliated securities lending income, net	2,548
Total Assets	6,650,082
Liabilities:
Collateral on securities loaned (Note 2)	120,778
Payables:
Investments purchased	78,862
Management fees	2,411
Total Liabilities	202,051
Net Assets	$6,448,031
Net Assets Consists of:
Capital (par value and paid-in surplus)	$6,070,837
Undistributed net investment income/(loss)	418
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(61,052)
Unrealized net appreciation/(depreciation) on investments and foreign currency translations	437,828
Total Net Assets	$6,448,031
Net Assets	$6,448,031
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	202,000
Net Asset Value Per Share	$31.92

(1)	Includes $117,937 of securities on loan. See Note 2 in Notes to Financial Statements.

See Notes to Financial Statements.

12 ½ APRIL 30, 2017

Janus Small Cap Growth Alpha ETF

Statement of Operations (unaudited)

For the period ended April 30, 2017

Investment Income:
Dividends	$17,616
Affiliated securities lending income, net	6,802
Total Investment Income	24,418
Expenses:
Management Fees	14,434
Total Expenses	14,434
Net Investment Income/(Loss)	9,984
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$49,380
Total Net Realized Gain/(Loss) on Investments	$49,380
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	583,701
Total Change in Unrealized Net Appreciation/Depreciation	$583,701
Net Increase/(Decrease) in Net Assets Resulting from Operations	$643,065

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 13

Janus Small Cap Growth Alpha ETF

Statements of Changes in Net Assets

	Period Ended April 30, 2017 (unaudited)	Period Ended October 31, 2016(1)
Operations:
Net investment income/(loss)	$9,984	$30,617
Net realized gain/(loss) on investments	49,380	428,953
Change in unrealized net appreciation/depreciation	583,701	(145,873)
Net Increase/(Decrease) in Net Assets Resulting from Operations	643,065	313,697
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(33,421)	(2,185)
Capital Share Transactions	1,556,585	3,970,290
Net Increase/(Decrease) in Net Assets	2,166,229	4,281,802
Net Assets:
Beginning of period	4,281,802	—
End of period	$6,448,031	$4,281,802

Undistributed Net Investment Income/(Loss)	$418	$23,855

(1)	Period from February 23, 2016 (commencement of operations) through October 31, 2016.

See Notes to Financial Statements.

14 ½ APRIL 30, 2017

Janus Small Cap Growth Alpha ETF

Financial Highlights

For a share outstanding during the period ended April 30, 2017 (unaudited) and each period ended October 31	2017	2016(1)
Net Asset Value, Beginning of Period	$28.17	$24.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.05	0.26
Net realized and unrealized gain/(loss)	3.87	3.10
Total from Investment Operations	3.92	3.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.02)
Total Dividends and Distributions	(0.17)	(0.02)
Net Asset Value, End of Period	$31.92	$28.17
Total Return*	13.92%	13.54%
Net assets, End of period (in thousands)	$6,448	$4,282
Average Net Assets for the Period (in thousands)	$5,822	$3,247
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	0.35%	1.37%
Portfolio Turnover Rate(3)	63%	86%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 23, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 15

Janus Small Cap Growth Alpha ETF

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Small Cap Growth Alpha ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers ten Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Small Cap Growth Alpha Index (the “Underlying Index”). The Fund is classified as diversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (50,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”) and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

16 ½ APRIL 30, 2017

Janus Small Cap Growth Alpha ETF

Notes to Financial Statements (unaudited)

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of April 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date

Janus Detroit Street Trust ½ 17

Janus Small Cap Growth Alpha ETF

Notes to Financial Statements (unaudited)

of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts.

18 ½ APRIL 30, 2017

Janus Small Cap Growth Alpha ETF

Notes to Financial Statements (unaudited)

Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/ or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Janus Detroit Street Trust ½ 19

Janus Small Cap Growth Alpha ETF

Notes to Financial Statements (unaudited)

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$117,937	$—	$(117,937)	$—

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged.

Real Estate Investing

The Fund may invest in equity securities of real estate-related companies to the extent such securities are included in the Underlying Index. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending

20 ½ APRIL 30, 2017

Janus Small Cap Growth Alpha ETF

Notes to Financial Statements (unaudited)

agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of April 30, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $117,937 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of April 30, 2017 is $120,778, resulting in the net amount due to the counterparty of $2,841.

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital Management LLC (“Janus Capital” or “Janus”) a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.50% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of April 30, 2017, Janus Capital owned 2,000 shares or 0.99% of the Fund.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended April 30, 2017, the Fund engaged in cross trades amounting to $126,061 in purchases and $149,500 in sales, resulting in a net realized loss of $1,673. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Detroit Street Trust ½ 21

Janus Small Cap Growth Alpha ETF

Notes to Financial Statements (unaudited)

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the period ended October 31, 2016 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(111,410)	$—	$(111,410)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$6,139,608	$668,560	$(239,838)	$428,722

5. Capital Share Transactions

	Period Ended April 30, 2017		Period Ended October 31, 2016(1)
	Shares	Amount	Shares	Amount
Shares sold	50,000	$1,556,830	302,000	$8,101,071
Shares repurchased	—	—	(150,000)	(4,130,781)
Net Increase/(Decrease)	50,000	$1,556,830	152,000	$3,970,290

(1)	Period from February 23, 2016 (commencement of operations) through October 31, 2016.

6. Purchases and Sales of Investment Securities

For the period ended April 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$3,620,144	$3,632,873	$—	$—

For the period ended April 30, 2017, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,556,830	$—	$—	$—

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson intends to merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

22 ½ APRIL 30, 2017

Janus Small Cap Growth Alpha ETF

Notes to Financial Statements (unaudited)

The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger would cause such advisory agreement to terminate automatically in accordance with its terms. On October 24, 2016, the Fund’s Board of Trustees approved a new advisory agreement with Janus Capital on behalf of the Fund after taking into consideration the anticipated post-merger ownership structure of Janus Capital (“Post-Merger Advisory Agreement”). At the same meeting, the Trustees also approved submitting the Post-Merger Advisory Agreement to the Fund’s shareholders for approval.

On April 6, 2017, shareholders of the Fund approved the Post-Merger Agreement with Janus Capital, which will take effect upon the consummation of the Merger.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to April 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

The Merger of JCGI and Henderson was completed on May 30, 2017. The Post-Merger Advisory Agreement went into effect on May 30, 2017. In connection with the Merger, the Fund’s name was changed to Janus Henderson Small Cap Growth Alpha ETF effective June 5, 2017.

Janus Detroit Street Trust ½ 23

Janus Small Cap Growth Alpha ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Licensing Agreements

Janus Index & Calculation Services LLC (“Janus Index Services”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Janus Index Services to use the Underlying Index. Janus Index Services is affiliated with the Fund and Janus Capital. This affiliation may create potential conflicts for Janus Index Services as it may have an interest in the performance of the Fund, which could motivate it to alter the Underlying Index methodology for the Underlying Index. Janus Index Services has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts.

Janus Index Services is the licensor of certain trademarks, service marks, and trade names. Neither Janus Index Services nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Janus Index Services without regard to Janus Capital or the Fund. Janus Index Services has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Janus Index Services is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH JANUS INDEX SERVICES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. JANUS INDEX SERVICES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. JANUS INDEX SERVICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

24 ½ APRIL 30, 2017

Janus Small Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD FOR JANUS SMALL CAP GROWTH ALPHA ETF AND JANUS SMALL/MID CAP GROWTH ALPHA ETF

The Trustees of Janus Detroit Street Trust (the “Trust”), the majority of whom serve as “independent” Trustees (the “Independent Trustees”) met on February 3, 2016 to consider the proposed investment management agreement (the “Investment Management Agreement”) for Janus Small Cap Growth Alpha ETF and Janus Small/Mid Cap Growth Alpha ETF (each a “New Fund” and collectively, the “New Funds”). In the course of their consideration of the Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the Board Materials and other information from counsel and from Janus Capital Management LLC, the investment adviser (the “Adviser”), including: (i) a copy of the form of Investment Management Agreement, with respect to the Adviser’s management of the assets of each New Fund; (ii) information describing the nature, quality and extent of the services that the Adviser will provide to the New Fund, and the fees the Adviser will charge to the New Funds; (iii) information concerning the Adviser’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each New Fund’s anticipated advisory fee and operating expenses; (v) a copy of the Adviser’s current Form ADV; and (vi) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also received information comparing the advisory fees and expenses of the New Funds to those from fund complexes that were defined as competitors.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services to be provided to each New Fund by the Adviser; the Advisers’ personnel and operations; each New Fund’s proposed expense level; the anticipated profitability to the Adviser under the Investment Management Agreement at certain asset levels; any “fall-out” benefits to the Adviser and its affiliates (i.e., the ancillary benefits realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); the effect of asset growth on each New Fund’s expenses; and possible conflicts of interest.

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the New Funds. They recognized that an affiliate of the Adviser would separately serve the New Funds as index provider. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by the New Funds therefor, the New Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the success of the New Funds could attract other business to the Adviser or other Janus funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the New Funds.

The Board, including the Independent Trustees, considered the following in respect of each New Fund:

The nature, extent and quality of services to be provided by the Advisers; personnel and operations of the Adviser.

The Board reviewed the services that the Adviser would provide to each New Fund. In connection with the investment advisory services to be provided by the Adviser, the Board noted the responsibilities that the Adviser would have as the Funds’ investment adviser, including: the overall supervisory responsibility for the general management and investment of each New Fund’s securities portfolio; providing oversight of the investment performance and processes and compliance with the New Fund’s investment objectives, policies and limitations; the implementation of the investment management program of each New Fund; the management of the day-to-day investment and reinvestment of the assets of each New Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of New Fund shares conducted on a cash-in-lieu basis; the responsibility for daily monitoring of tracking error and quarterly reporting to the Board; the review of brokerage matters; the oversight of general portfolio compliance with relevant law; and the implementation of Board directives as they relate to the New Funds.

The Board reviewed the Adviser’s experience, resources and strengths in managing other pooled investment vehicles, including the Adviser’s personnel. Based on its consideration and review of the foregoing information, the Board determined that each New Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on their experience, personnel, operations and resources.

Janus Detroit Street Trust ½ 25

Janus Small Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, and the cost of the services to be provided and profits to be realized by the Advisers from the relationship with the New Funds’; “fall-out” benefits.

The Board then compared both the services to be rendered and the proposed fees to be paid under other contracts of the Adviser, and under contracts of other investment advisers with respect to similar ETFs. In particular, the Board compared each New Fund’s proposed advisory fee and projected expense ratio to other investment companies considered to be in that New Fund’s peer group. With regard to each New Fund, the Board noted the following:

The Board noted that the Adviser was recommending a unitary fee that was lower than each New Fund’s respective peer group median total expense ratio.

The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to each New Fund, including operational costs. In addition, the Board discussed the entrepreneurial risk undertaken by the Adviser in creating the Trust. After comparing each New Fund’s proposed fees with those of other funds in the New Fund’s peer group, and in light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the New Funds were fair and reasonable.

The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the New Funds, but that such benefits are not easily quantifiable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. Since the Trust is newly formed, the Trust and the New Funds had not commenced operations, and the eventual aggregate amount of assets was uncertain, the Adviser was not able to provide the Board New Fund specific information concerning the extent to which economies of scale would be realized as each New Fund grows and whether fee levels would reflect such economies of scale, if any. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels.

Investment performance of the Funds and the Adviser.

Because each New Fund is newly formed and had not commenced operations, the Board did not consider the investment performance of the New Fund or the Adviser. The Board noted that it had received performance information of comparable operational New Funds tracking similar underlying indices.

Conclusion.

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to each New Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. The Board also found the proposed advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar actual or anticipated size. As a result, the Board concluded that the initial approval of the Investment Management Agreement was in the best interests of each New Fund.

After full consideration of the above factors, as well as other factors, the Trustees, including all of the independent Trustees voting separately, determined to approve the investment advisory agreement for each New Fund.

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD WITH THE ADVISER POST-MERGER

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (the “Adviser”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals. The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with

26 ½ APRIL 30, 2017

Janus Small Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

its terms.

The Trustees of the Trust, the majority of whom are Independent Trustees met on October 24, 2016, and at various times in advance of that date, which meeting was called for the purpose of considering the proposed investment management agreement (the “New Investment Management Agreement”) between the Adviser as a subsidiary of Henderson following the consummation of the Merger and the following series of the Trust: Janus Small Cap Growth Alpha ETF, Janus Small/Mid Cap Growth Alpha ETF, The Organics ETF, The Long-Term Care ETF, The Obesity ETF, The Health and Fitness ETF, Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “Fund” and collectively, the “Funds”). The Independent Trustees met with representatives of the Adviser to discuss the anticipated effects of the Merger. During these meetings, the Adviser indicated its belief that the Merger would not adversely affect the continued operation of the Funds or the capabilities of the investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. The Adviser also indicated that it believed that the Merger could provide certain benefits to the Funds but that there could be no assurance as to any particular benefits that might result.

In the course of their consideration of the New Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the New Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the board materials (the “Materials”) and other information provided in advance of the meeting from counsel, the Adviser, as well as from Henderson, including: (i) a copy of the form of New Investment Management Agreement, with respect to the Adviser’s management of the assets of each Fund; (ii) information describing the nature, quality and extent of the services that will be provided to each Fund, and the fees that will be charged to the Funds; (iii) information concerning the Adviser’s and Henderson’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each Fund’s anticipated advisory fee and operating expenses; (v) information concerning the anticipated structure of the post-Merger entity (“Janus Henderson”); and (v) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also noted the information previously provided to the Board during 2016 related to the initial approvals of each Fund.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including, among other matters:

1)	That the material terms regarding advisory services pursuant to the New Investment Management Agreement are substantially identical to the terms of the current investment management agreement with the Adviser;

2)	That there is not expected to be any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders by Janus Henderson, including compliance services;

3)	The commitment of the Adviser to retain key personnel currently employed by the Adviser who provide services to the Funds;

4)	That the manner in which each Fund’s assets are managed would not change as a result of the Merger, and that the same portfolio managers managing each Fund’s assets are expected to continue to do so after the Merger;

5)	The terms and conditions of the New Investment Management Agreement, including the current advisory fee rates and operational expenses, are the same as the current fee rates under the current investment management agreement;

6)	That each Fund’s expense ratios are not expected to increase as a result of the Merger or approval of the New Investment Management Agreement;

7)	That the fees and expense ratios of the Funds relative to comparable investment companies continued to be reasonable given the quality of services provided;

Janus Detroit Street Trust ½ 27

Janus Small Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

8)	The history, reputation, qualification and background of Henderson, as well as its financial condition;

9)	The reputation, financial strength, corporate structure and capital resources of Henderson and its investment advisory subsidiaries and the anticipated financial strength of Janus Henderson;

10)	The long-term business goals of the Adviser and Henderson with respect to the Funds;

11)	That, pursuant to the terms of the Merger, Henderson has acknowledged the Advisor’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Merger;

12)	That shareholders would not bear any costs in connection with the Merger, that the Adviser will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Merger and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Merger;

13)	The Adviser’s commitment to provide resources to the Funds and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale; and

14)	That the Adviser and Henderson would derive benefits from the Merger and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

In connection with their consideration of the New Investment Advisory Agreement on October 24 2016, the Board noted that, in February 2016, April 2016 and October 2016, the Board had initially approved the respective Funds’ current investment advisory agreements. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Adviser had the capabilities, resources and personnel necessary to provide the services to each Fund required under the current investment advisory agreement, and the advisory fee rates paid by each Fund, taking into account the unitary fees charged to the Funds, represented reasonable compensation to the Adviser in light of the services provided. The Trustees noted that the Board also considered the cost to the Adviser of providing those services, potential economies of scale as each Fund’s assets grow, the fees and expenses paid by other comparable funds, and such other matters as the Board had considered relevant in the exercise of their reasonable business judgment.

To inform their consideration of the New Agreement, the Independent Trustees received and considered responses by the Adviser and Henderson to inquiries requesting information regarding: Henderson’s structure, operations, financial resources and key personnel; the material aspects of the Merger, the proposed operations of Janus Henderson and its compliance program, code of ethics, trading policies and key management and investment personnel, including each Fund’s portfolio managers; and anticipated changes to the management or operations of the Board and the Funds, including, if applicable, any changes to the Funds’ service providers, advisory fees and expense structure.

In considering the information and materials described above, the Independent Trustees received assistance from, and met separately with, independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the New Investment Management Agreement for each Fund and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. In determining whether to approve the New Investment Management Agreement, the Board considered the best interests of each Fund separately.

In voting to approve the New Investment Management Agreement, the Board considered the overall fairness of the New Investment Management Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by Janus Henderson, (ii) that the investment personnel who currently manage the Funds would continue to manage the Funds as employees of Janus Henderson, (iii) that the fees and expenses of the Funds after the Transaction are expected to remain the same, (iv) the projected profitability of the Funds to Janus Henderson and its affiliates; (v) whether the projected economies of scale would be realized as the Funds grow and whether any breakpoints are appropriate at certain asset levels and (vi) other benefits that may accrue Janus Henderson from its relationship with the Funds. The Board also considered that the Transaction might not be consummated if the New Investment Management Agreement was not approved by the Board and the shareholders of each Fund.

28 ½ APRIL 30, 2017

Janus Small Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Although not meant to be all-inclusive, set forth below is a description of the information and certain factors that were considered by the Board, including the Independent Trustees in deciding to approve the New Investment Management Agreement in respect of each Fund:

The nature, extent and quality of services to be provided by Janus Henderson; personnel and operations of Janus Henderson.

In considering the nature, extent and quality of the services to be provided by Janus Henderson under the New Investment Management Agreement, the Board considered that the terms of the New Investment Management Agreement are substantially similar to the terms of the current investment management agreement. The Board considered that the level of service and manner in which each Fund’s assets are managed were expected to remain the same.

The Board considered that, for a period of time after closing, the Adviser expects that the operations of Janus Henderson, as they relate to the Funds, would be the same as those of the Adviser. The Board considered that the Adviser’s key personnel who provide services to the Funds are expected to provide those same services after the Merger. The Board also noted that the Merger is not expected to result in any change in the structure or operations of the Funds and that the Adviser does not currently anticipate any immediate changes to the Funds’ key service providers.

In evaluating Janus Henderson, the Board considered the history, background, reputation and qualification of the Adviser and Henderson, as well as their personnel and Henderson’s financial condition. The Board considered that Henderson is a global asset management firm that was established in 1934, and that it has a long history of asset management around the world. The Board also considered Henderson’s capabilities, experience, corporate structure and capital resources, as well as the Adviser’s long-term business goals with respect to the Janus Henderson Merger and the Funds.

Based on its consideration and review of the foregoing information, the Board determined that each Fund was likely to benefit from the nature, quality and extent of these services, as well as the Janus Henderson’s ability to render such services based on their experience, personnel, operations and resources.

Cost of the services to be provided and profits to be realized by Janus Henderson from the relationship with the Funds; “fall-out” benefits.

The Board noted that the unitary fee currently in place for each Fund will remain in place and unchanged under the New Investment Management Agreement.

The Board also discussed the anticipated costs and projected profitability of Janus Henderson in connection with its serving as investment adviser to each Fund, including operational costs. In addition, the Board discussed that the Funds’ expenses were not expected to increase materially as a result of the Merger. The Board also noted that Henderson does not currently provide any investment management services to other exchange traded funds. In light of the nature, extent and quality of services proposed to be provided by Janus Henderson and the costs expected to be incurred by Janus Henderson in rendering those services, the Board concluded that the level of fees proposed to be paid to Janus Henderson with respect to the Funds were fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. The Board discussed the promised continued commitment to expand the distribution of Fund shares, and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale.

The Board also noted that since the Trust is newly formed, the eventual aggregate amount of assets was uncertain, and therefore specific information concerning the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale, if any, was difficult to determine. The Board recognized the uncertainty in launching new investment products and estimating future asset levels.

Other Benefits to Janus Henderson.

The Board considered other potential benefits that may accrue to Janus Henderson as a result of its relationship with the Funds, which include reputational benefits that may enhance Janus Henderson’s ability to gain business opportunities from other clients

Janus Detroit Street Trust ½ 29

Janus Small Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Conclusion.

No single factor was determinative to the decision of the Board. Based on, but not limited to, the foregoing, and such other matters as were deemed relevant, the Board concluded that the New Investment Management Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the New Investment Management Agreement with respect to the Funds.

30 ½ APRIL 30, 2017

Janus Small Cap Growth Alpha ETF

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on March 17, 2017 and adjourned and reconvened on April 6, 2017. At the meetings, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meetings. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

To approve a new investment advisory agreement.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against/Withhold	Abstain	Broker Non-Votes
6,270,080.000	3,118,464.640	138,904.00	161,966.720	0.000

Janus Detroit Street Trust ½ 31

Janus Small Cap Growth Alpha ETF

Notes

32 ½ APRIL 30, 2017

Janus Small Cap Growth Alpha ETF

Notes

Janus Detroit Street Trust ½ 33

This material must be preceded or accompanied by a prospectus.

Janus is a registered trademark of Janus International Holding LLC. © Janus International Holding LLC.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus or Janus Index & Calculation Services LLC.

125-24-93061 04-17

SEMIANNUAL REPORT

April 30, 2017

Janus Small/Mid Cap Growth Alpha ETF

Janus Detroit Street Trust

Janus Small/Mid Cap Growth Alpha ETF (unaudited)

INVESTMENT OBJECTIVE

Janus Small/Mid Cap Growth Alpha ETF seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Small/Mid Cap Growth Alpha Index. It pursues its investment objective by using a passive index-based approach, normally investing at least 80% of its net assets in the securities that comprise its underlying index.

PERFORMANCE OVERVIEW

•	U.S. small- and mid-cap equities enjoyed strong returns during the six-month period ending April 30, 2017. Stocks rallied after the November U.S. presidential election as investors considered the potential impact of deregulation, increased fiscal spending, corporate tax cuts and other pro-growth policies under a Trump administration. Small-cap stocks enjoyed particularly large gains as investors sought exposure to areas of the market perceived to benefit most from Trump’s policies. Economic data suggested global economic growth was returning and also played a role in helping boost equities. While stocks ended the period with strong returns, the euphoria that sent small-cap stocks soaring after Donald Trump’s election win eventually faded.

•	During the period, the Janus Small/Mid Cap Growth Alpha ETF (JSMD) returned 15.59% (based on NAV); its primary benchmark, the Janus Small/Mid Cap Growth Alpha Index, returned 15.83%, and its secondary benchmark, the Russell 2500 Growth Index, returned 17.04%.

•	JSMD seeks investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. The strategy seeks to provide risk-adjusted outperformance by identifying top-tier small- and mid-cap companies with some of the strongest fundamentals that the adviser believes can deliver sustainable growth in a variety of market environments.

Janus Detroit Street Trust ½ 1

Janus Small/Mid Cap Growth Alpha ETF (unaudited)

Fund At A Glance

April 30, 2017

5 Largest Equity Holdings – (% of Net Assets)
Align Technology, Inc.
Health Care Equipment & Supplies	2.2%
VMware, Inc. – Class A
Software	2.1%
Gartner, Inc.
IT Services	2.1%
Arista Networks, Inc.
Communications Equipment	2.0%
Broadridge Financial Solutions, Inc.
IT Services	1.7%

10.1%

Sector Allocation – (% of Net Assets)
Consumer, Non-cyclical	27.1%
Technology	19.3%
Consumer, Cyclical	17.6%
Industrial	14.2%
Financial	10.0%
Communications	8.3%
Investment Companies	2.0%
Basic Materials	1.8%
Energy	1.7%

102.0%

Holdings	are subject to change without notice.

2 ½ APRIL 30, 2017

Janus Small/Mid Cap Growth Alpha ETF (unaudited)

Performance

Average Annual Total Return for the periods ended April 30, 2017
	Fiscal Year-to-Date	One Year	Since Inception*
Janus Small/Mid Cap Growth Alpha ETF – NAV	15.59%	22.18%	28.68%
Janus Small/Mid Cap Growth Alpha ETF – Market Price	15.79%	22.48%	28.94%
Janus Small/Mid Cap Growth Alpha Index	15.83%	22.81%	29.33%
Russell 2500TM Growth Index	17.04%	20.72%	28.01%

Total annual expense ratio as stated in the February 28, 2017 prospectus: 0.50%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS (52687) or visit janus.com/ETFs.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in creation units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

The index provider is Janus Index and Calculation Services LLC (“Janus Index”). Janus Index maintains the indices and calculates the index levels and performance shown or discussed, but does not manage actual assets. Janus index receives compensation in connection with licensing its indices to third parties including the provision of any related data.

Effective February 28, 2017 Edward Tom, Benjamin Wang and Scott Weiner are Co-Portfolio Managers of the Fund.

*	The fund commenced operation on February 23, 2016.

Janus Detroit Street Trust ½ 3

Janus Small/Mid Cap Growth Alpha ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period (11/1/16 - 4/30/17)†	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period (11/1/16 - 4/30/17)†	Net Annualized Expense Ratio (11/1/16 - 4/30/17)
$1,000.00	$1,155.90	$2.67	$1,000.00	$1,022.32	$2.51	0.50%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

4 ½ APRIL 30, 2017

Janus Small/Mid Cap Growth Alpha ETF

Schedule of Investments (unaudited)

April 30, 2017

	Shares	Value
Common Stocks – 100.0%
Aerospace & Defense – 3.7%
Axon Enterprise, Inc.*	1,721	$42,302
HEICO Corp.	2,537	180,340
Hexcel Corp.	3,008	155,664
Huntington Ingalls Industries, Inc.	1,510	303,344

		681,650
Airlines – 3.0%
Allegiant Travel Co.	549	79,825
Hawaiian Holdings, Inc.*	1,755	95,297
JetBlue Airways Corp.*	11,080	241,876
Spirit Airlines, Inc.*	2,282	130,690

		547,688
Auto Components – 1.9%
Dorman Products, Inc.*	873	72,590
Fox Factory Holding Corp.*	932	28,007
Gentex Corp.	7,300	150,745
Gentherm, Inc.*	925	34,364
LCI Industries	622	62,915

		348,621
Biotechnology – 2.0%
BioSpecifics Technologies Corp.*	275	15,601
Insys Therapeutics, Inc.*	2,771	31,174
Ligand Pharmaceuticals, Inc.*	807	89,714
PDL BioPharma, Inc.	6,386	14,369
United Therapeutics Corp.*	1,732	217,712

		368,570
Building Products – 1.1%
AAON, Inc.	1,733	63,514
CSW Industrials, Inc.*	520	18,408
Patrick Industries, Inc.*	494	35,099
PGT Innovations, Inc.*	1,611	17,560
Trex Co., Inc.*	967	70,775

		205,356
Capital Markets – 2.2%
Diamond Hill Investment Group, Inc.	48	9,703
Evercore Partners, Inc. - Class A	556	41,005
FactSet Research Systems, Inc.	531	86,691
MarketAxess Holdings, Inc.	508	97,800
Moelis & Co. - Class A	347	12,735
MSCI, Inc.	1,220	122,391
PJT Partners, Inc. - Class A	240	8,318
WisdomTree Investments, Inc.#	1,840	15,364

		394,007
Chemicals – 1.9%
Chase Corp.	396	40,590
Core Molding Technologies, Inc.*	330	6,528
RPM International, Inc.	5,656	297,279

		344,397
Commercial Banks – 4.2%
Ameris Bancorp	473	22,278
Banc of California, Inc.#	669	14,517
Bank of the Ozarks, Inc.	1,633	77,519
Bankwell Financial Group, Inc.	102	3,686
BNC Bancorp	699	23,382
CenterState Banks, Inc.	683	17,232
Commerce Union Bancshares, Inc.	107	2,316
CU Bancorp*	238	8,871
Customers Bancorp, Inc.*	407	12,589

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 5

Janus Small/Mid Cap Growth Alpha ETF

Schedule of Investments (unaudited)

April 30, 2017

	Shares	Value
Common Stocks – (continued)
Commercial Banks – (continued)
Eagle Bancorp, Inc.*	459	$ 27,494
FB Financial Corp.*	335	12,140
Fidelity Southern Corp.	354	7,972
Franklin Financial Network, Inc.*	175	7,096
Hilltop Holdings, Inc.	1,328	36,932
Home BancShares, Inc.	1,895	48,228
Live Oak Bancshares, Inc.	396	9,563
National Commerce Corp.*	149	5,766
Nicolet Bankshares, Inc.*	114	5,620
PacWest Bancorp	1,631	80,555
Park Sterling Corp.	715	8,795
People’s Utah Bancorp	240	6,336
PrivateBancorp, Inc.	1,076	62,161
ServisFirst Bancshares, Inc.	711	26,876
Signature Bank*	723	100,099
Stonegate Bank	191	8,767
Texas Capital Bancshares, Inc.*	669	50,911
TriCo Bancshares	311	11,028
WashingtonFirst Bankshares, Inc.	149	4,191
Western Alliance Bancorp*	1,417	67,874

		770,794
Commercial Services & Supplies – 3.4%
Copart, Inc.*	7,539	232,955
Healthcare Services Group, Inc.	2,394	109,909
Rollins, Inc.	7,169	278,372

		621,236
Communications Equipment – 3.5%
Acacia Communications, Inc.*,#	1,434	65,735
Applied Optoelectronics, Inc.*	641	31,659
Arista Networks, Inc.*	2,646	369,487
Clearfield, Inc.*	527	7,457
Ubiquiti Networks, Inc.*	3,063	157,806

		632,144
Computers & Peripherals – 0.0%
CPI Card Group, Inc.	2,079	7,484
Construction & Engineering – 0.9%
Argan, Inc.	501	33,492
Dycom Industries, Inc.*	1,033	109,147
NV5 Global, Inc.*	342	13,235

		155,874
Construction Materials – 1.7%
Eagle Materials, Inc.	2,049	196,643
Summit Materials, Inc. - Class A*	4,546	116,650

		313,293
Consumer Finance – 0.3%
Credit Acceptance Corp.*	269	54,674
Distributors – 0.9%
Core-Mark Holding Co., Inc.	1,165	40,798
Pool Corp.	1,040	124,405

		165,203
Diversified Consumer Services – 0.5%
Grand Canyon Education, Inc.*	1,208	90,793
Electrical Equipment – 0.4%
AZZ, Inc.	855	50,488
TPI Composites, Inc.*	1,111	21,831

		72,319

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ APRIL 30, 2017

Janus Small/Mid Cap Growth Alpha ETF

Schedule of Investments (unaudited)

April 30, 2017

	Shares	Value
Common Stocks – (continued)
Electronic Equipment & Instruments – 3.1%
Control4 Corp.*	890	$ 15,041
Fitbit, Inc. - Class A*	6,344	36,288
IPG Photonics Corp.*	1,994	251,882
Kimball Electronics, Inc.*	1,022	17,630
Mesa Laboratories, Inc.	138	19,295
Methode Electronics, Inc.	1,370	61,033
Universal Display Corp.	1,750	156,362

		557,531
Energy Equipment & Services – 0.1%
Smart Sand, Inc.*	1,106	13,471
Equity Real Estate Investment Trusts (REITs) – 1.5%
Chesapeake Lodging Trust	447	10,419
Colony NorthStar, Inc. - Class A	4,151	54,253
CoreSite Realty Corp.	252	24,658
Four Corners Property Trust, Inc.	443	10,335
Medical Properties Trust, Inc.	2,352	30,741
Omega Healthcare Investors, Inc.	1,446	47,718
Retail Opportunity Investments Corp.	801	16,501
STORE Capital Corp.	1,201	28,812
Summit Hotel Properties, Inc.	688	11,373
Sun Communities, Inc.	544	45,484

		280,294
Food & Staples Retailing – 0.8%
Natural Grocers by Vitamin Cottage, Inc.*	556	6,083
PriceSmart, Inc.	753	65,473
Sprouts Farmers Market, Inc.*	3,375	75,296

		146,852
Food Products – 1.5%
Blue Buffalo Pet Products, Inc.*	4,862	119,848
Cal-Maine Foods, Inc.*,#	1,083	40,883
Calavo Growers, Inc.	431	28,274
John B Sanfilippo & Son, Inc.	215	15,803
Sanderson Farms, Inc.	563	65,184

		269,992
Health Care Equipment & Supplies – 7.2%
Abaxis, Inc.	871	39,221
ABIOMED, Inc.*	1,680	218,937
Align Technology, Inc.*	3,075	413,957
Anika Therapeutics, Inc.*	568	26,202
Cantel Medical Corp.	1,612	119,949
Glaukos Corp.*	1,296	61,599
Globus Medical, Inc. - Class A*	2,776	84,196
Inogen, Inc.*	784	64,986
Masimo Corp.*	1,946	199,932
Neogen Corp.*	1,463	91,189

		1,320,168
Health Care Providers & Services – 2.8%
Acadia Healthcare Co., Inc.*	3,381	147,344
American Renal Associates Holdings, Inc.*	1,190	20,480
AMN Healthcare Services, Inc.*	1,840	75,164
Digirad Corp.	748	3,516
Diplomat Pharmacy, Inc.*	2,574	40,154
Mednax, Inc.*	3,620	218,503

		505,161
Health Care Technology – 1.5%
Evolent Health, Inc. - Class A*	2,029	47,174
Simulations Plus, Inc.	664	7,769
Veeva Systems, Inc. - Class A*	3,906	209,440

		264,383

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

Janus Small/Mid Cap Growth Alpha ETF

Schedule of Investments (unaudited)

April 30, 2017

	Shares	Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – 2.8%
BJ’s Restaurants, Inc.*	556	$25,076
Buffalo Wild Wings, Inc.*	442	69,637
Caesars Acquisition Co. - Class A*	3,510	61,249
Churchill Downs, Inc.	419	69,889
Chuy’s Holdings, Inc.*	424	12,635
Dave & Buster’s Entertainment, Inc.*	1,064	68,107
Habit Restaurants, Inc. - Class A*	485	9,166
Lindblad Expeditions Holdings, Inc.*	1,160	11,020
Nathan’s Famous, Inc.*	109	7,434
Papa John’s International, Inc.	931	73,605
Texas Roadhouse, Inc.	1,786	83,728
Wingstop, Inc.	729	21,454

		513,000
Household Durables – 1.2%
CalAtlantic Group, Inc.	2,896	104,893
Century Communities, Inc.*	545	14,879
Installed Building Products, Inc.*	801	42,733
LGI Homes, Inc.*	538	17,125
New Home Co., Inc.*	526	6,133
Taylor Morrison Home Corp. - Class A*	1,064	24,578

		210,341
Insurance – 0.6%
AmTrust Financial Services, Inc.	2,317	37,188
Athene Holding, Ltd. - Class A*	711	37,903
Atlas Financial Holdings, Inc.*	161	2,085
Federated National Holding Co.	187	3,007
Heritage Insurance Holdings, Inc.	424	5,130
Kinsale Capital Group, Inc.	280	10,125
State National Cos., Inc.	568	8,333
Universal Insurance Holdings, Inc.	473	12,322

		116,093
Internet & Catalog Retail – 0.1%
1-800-Flowers.com, Inc. - Class A*	901	9,686
Internet Software & Services – 3.4%
Alarm.com Holdings, Inc.*	1,716	55,959
Appfolio, Inc. - Class A*	436	11,576
CommerceHub, Inc. - Series C*	1,600	25,472
GrubHub, Inc.*	3,190	137,106
GTT Communications, Inc.*	1,511	41,552
Hortonworks, Inc.*	2,275	23,683
j2 Global, Inc.	1,793	161,800
Match Group, Inc.*	1,666	31,038
NIC, Inc.	2,461	52,542
Reis, Inc.	424	7,971
Stamps.com, Inc.*	634	67,299
Trade Desk, Inc. - Class A*	382	14,268

		630,266
IT Services – 8.7%
Broadridge Financial Solutions, Inc.	4,408	308,296
EPAM Systems, Inc.*	1,906	146,762
Euronet Worldwide, Inc.*	1,946	160,779
ExlService Holdings, Inc.*	1,250	59,637
Gartner, Inc.*	3,315	378,208
Jack Henry & Associates, Inc.,	2,896	280,680
Luxoft Holding, Inc.*	794	48,950
MAXIMUS, Inc.	2,418	147,474
NeuStar, Inc. - Class A*	2,049	68,027

		1,598,813

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 ½ APRIL 30, 2017

Janus Small/Mid Cap Growth Alpha ETF

Schedule of Investments (unaudited)

April 30, 2017

	Shares	Value
Common Stocks – (continued)
Leisure Equipment & Products – 0.6%
American Outdoor Brands Corp.*	1,422	$31,497
Malibu Boats, Inc. - Class A*	449	10,345
MCBC Holdings, Inc.	471	7,889
Sturm Ruger & Co., Inc.#	461	27,868
Vista Outdoor, Inc.*	1,446	28,284

		105,883
Life Sciences Tools & Services – 2.6%
Cambrex Corp.*	1,250	74,188
ICON PLC*	2,155	182,076
INC Research Holdings, Inc. - Class A*	2,085	93,825
PAREXEL International Corp.*	1,964	125,362

		475,451
Machinery – 2.0%
Greenbrier Cos., Inc.	934	40,582
Hyster-Yale Materials Handling, Inc.	412	24,765
Middleby Corp.*	1,895	257,967
Proto Labs, Inc.*	873	50,634

		373,948
Media – 2.4%
AMC Networks, Inc. - Class A*	1,422	84,865
Cable One, Inc.	145	98,870
Nexstar Media Group, Inc.	1,184	81,696
Scripps Networks Interactive, Inc. - Class A	2,413	180,299

		445,730
Mortgate Real Estate Investment Trusts (REITs) – 0.4%
Cherry Hill Mortgage Investment Corp.	103	1,791
New Residential Investment Corp.	4,254	70,914
Owens Realty Mortgage, Inc.	138	2,506

		75,211
Oil, Gas & Consumable Fuels – 1.6%
Cheniere Energy Partners LP Holdings LLC	6,320	162,298
DHT Holdings, Inc.	2,551	12,219
Evolution Petroleum Corp.	902	7,216
Rice Energy, Inc.*	5,526	117,648

		299,381
Personal Products – 0.2%
Natural Health Trends Corp.	280	8,030
USANA Health Sciences, Inc.*	604	34,338

		42,368
Pharmaceuticals – 1.8%
Akorn, Inc.*	4,833	161,664
Lannett Co., Inc.*,#	1,433	37,258
Phibro Animal Health Corp. - Class A	715	21,271
Prestige Brands Holdings, Inc.*	2,041	117,174

		337,367
Professional Services – 1.3%
Barrett Business Services, Inc.	238	13,723
BG Staffing, Inc.	287	4,477
Insperity, Inc.	692	63,214
TriNet Group, Inc.*	2,264	66,562
WageWorks, Inc.*	1,219	89,962

		237,938
Real Estate Management & Development – 0.0%
Marcus & Millichap, Inc.*	275	7,095

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

Janus Small/Mid Cap Growth Alpha ETF

Schedule of Investments (unaudited)

April 30, 2017

	Shares	Value
Common Stocks – (continued)
Road & Rail – 2.6%
AMERCO	646	$ 241,901
Old Dominion Freight Line, Inc.	2,713	240,155

		482,056
Semiconductors & Semiconductor Equipment – 1.2%
Ambarella, Inc.*	1,236	69,488
Cirrus Logic, Inc.*	2,394	154,054

		223,542
Software – 8.4%
Ebix, Inc.	1,208	74,534
Ellie Mae, Inc.*	1,261	128,319
Globant SA*	1,289	48,840
Manhattan Associates, Inc.*	2,623	122,468
Paycom Software, Inc.*	2,216	133,514
Pegasystems, Inc.	2,861	130,318
Qualys, Inc.*	1,356	52,070
Rapid7, Inc.*	1,583	26,832
Tyler Technologies, Inc.*	1,374	224,773
Ultimate Software Group, Inc.*	1,106	224,153
VMware, Inc. - Class A*,#	4,049	381,092

		1,546,913
Specialty Retail – 4.1%
Boot Barn Holdings, Inc.*	671	7,119
Burlington Stores, Inc.*	1,786	176,671
Camping World Holdings, Inc. - Class A	482	14,904
Dick’s Sporting Goods, Inc.	2,223	112,373
Five Below, Inc.*	1,386	68,080
Francesca’s Holdings Corp.*	955	15,070
Genesco, Inc.*	501	26,703
Hibbett Sports, Inc.*	556	14,456
Lithia Motors, Inc. - Class A	592	56,566
Michaels Cos., Inc.*	5,094	118,996
Signet Jewelers, Ltd.	1,763	116,076
Sportsman’s Warehouse Holdings, Inc.*	1,068	4,368
Winmark Corp.	102	13,168

		744,550
Textiles, Apparel & Luxury Goods – 1.8%
Carter’s, Inc.	1,231	113,301
Columbia Sportswear Co.	1,756	99,425
G-III Apparel Group, Ltd.*	1,231	29,175
Skechers U.S.A., Inc. - Class A*	3,370	85,092
Superior Uniform Group, Inc.	370	6,749

		333,742
Thrifts & Mortgage Finance – 0.5%
BofI Holding, Inc.*,#	854	20,402
Essent Group, Ltd.*	1,254	46,411
HomeStreet, Inc.*	360	9,360
NMI Holdings, Inc. - Class A*	796	9,234
PennyMac Financial Services, Inc. - Class A*	299	4,933

		90,340
Trading Companies & Distributors – 1.6%
Air Lease Corp.	3,388	129,218
Watsco, Inc.	1,172	162,674

		291,892
Total Common Stocks (cost $16,964,364)		18,323,561

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 ½ APRIL 30, 2017

Janus Small/Mid Cap Growth Alpha ETF

Schedule of Investments (unaudited)

April 30, 2017

	Shares	Value
Investment Companies – 2.0%
Investments Purchased with Cash Collateral from Securities Lending – 2.0%
Janus Cash Collateral Fund LLC, 0.7606%ºº,£	360,186	$ 360,186
Money Markets – 0.0%
State Street Institutional U.S. Government Money Market Fund	5,553	5,553
Total Investment Companies (cost $365,739)		365,739
Total Investments (total cost $17,330,103) – 102.0%		18,689,300
Liabilities, net of Cash, Receivables and Other Assets – (2.0%)		(359,045)
Net Assets – 100%		$18,330,255

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$18,397,215	98.4%
Ireland	182,076	1.0
Switzerland	48,950	0.3
Luxembourg	48,840	0.2
Bermuda	12,219	0.1
Total	$18,689,300	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

Janus Small/Mid Cap Growth Alpha ETF

Notes to Schedule of Investments and Other Information (unaudited)

Janus Small/Mid Cap Growth Alpha Index	Janus Small/Mid Cap Growth Alpha Index is designed to systematically identify small- and mid-capitalization stocks that are poised for sustainable growth (Smart Growth®) by evaluating each company’s performance in three critical areas: growth, profitability, and capital efficiency. Janus uses a proprietary methodology to score stocks based on a wide range fundamental measures and selects the top 10% (“top-tier”) of such eligible stocks. Stocks are market cap-weighted within sectors with a 3% maximum position size; sectors are weighted to align with the Janus Triton Fund.

Russell 2500™ Growth Index	Russell 2500™ Growth Index measures the performance of those Russell 2500™ companies with higher price-to-book ratios and higher forecasted growth values.

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

*	Non-income producing security.

#	Loaned security; a portion of the security is on loan at April 30, 2017.

ºº	Rate reflects 7 day yield as of April 30, 2017.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended April 30, 2017. Unless otherwise indicated, all information in the table is for the period ended April 30, 2017.

	Share Balance at 10/31/16	Purchases	Sales	Share Balance at 4/30/17	Realized Gain/(Loss)	Dividend Income	Value at 4/30/17
Janus Cash Collateral Fund LLC	—	1,816,492	(1,456,306)	360,186	$—	$6,029(1)	$360,186
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of April 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$18,323,561	$—	$—
Investment Companies	—	365,739	—

Total Assets	$18,323,561	$365,739	$—

12 ½ APRIL 30, 2017

Janus Small/Mid Cap Growth Alpha ETF

Statement of Assets and Liabilities (unaudited)

April 30, 2017

Assets:
Investments, at cost	$17,330,103
Unaffiliated investments, at value(1)	18,329,114
Affiliated investments, at value	360,186
Receivables:
Investments sold	87,311
Dividends	2,368
Affiliated securities lending income, net	2,294
Total Assets	18,781,273
Liabilities:
Collateral on securities loaned (Note 2)	360,186
Payables:
Investments purchased	85,018
Management fees	5,814
Total Liabilities	451,018
Net Assets	$18,330,255
Net Assets Consists of:
Capital (par value and paid-in surplus)	$16,873,195
Undistributed net investment income/(loss)	791
Undistributed net realized gain/(loss) from investments and foreign currency transactions	97,072
Unrealized net appreciation/(depreciation) on investments and foreign currency translations	1,359,197
Total Net Assets	$18,330,255
Net Assets	$18,330,255
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	552,000
Net Asset Value Per Share	$33.21

(1)	Includes $352,148 of securities on loan. See Note 2 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 13

Janus Small/Mid Cap Growth Alpha ETF

Statement of Operations (unaudited)

For the period ended April 30, 2017

Investment Income:
Dividends	$44,118
Affiliated securities lending income, net	6,029
Total Investment Income	50,147
Expenses:
Management Fees	32,589
Total Expenses	32,589
Net Investment Income/(Loss)	17,558
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$174,107
Total Net Realized Gain/(Loss) on Investments	$174,107
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	1,569,388
Total Change in Unrealized Net Appreciation/Depreciation	$1,569,388
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,761,053

See Notes to Financial Statements.

14 ½ APRIL 30, 2017

Janus Small/Mid Cap Growth Alpha ETF

Statements of Changes in Net Assets

	Period Ended April 30, 2017 (unaudited)	Period Ended October 31, 2016(1)
Operations:
Net investment income/(loss)	$17,558	$34,876
Net realized gain/(loss) on investments	174,107	439,901
Change in unrealized net appreciation/depreciation	1,569,388	(210,191)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,761,053	264,586
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(40,909)	(6,210)
Capital Share Transactions	6,464,080	9,887,655
Net Increase/(Decrease) in Net Assets	8,184,224	10,146,031
Net Assets:
Beginning of period	10,146,031	—
End of period	$18,330,255	$10,146,031

Undistributed Net Investment Income/(Loss)	$791	$24,142

(1)	Period from February 23, 2016 (commencement of operations) through October 31, 2016.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 15

Janus Small/Mid Cap Growth Alpha ETF

Financial Highlights

For a share outstanding during the period ended April 30, 2017 (unaudited) and each period ended October 31	2017	2016(1)
Net Asset Value, Beginning of Period	$28.82	$24.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.04	0.18
Net realized and unrealized gain/(loss)	4.45	3.93
Total from Investment Operations	4.49	4.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.1)	(0.04)
Total Dividends and Distributions	(0.1)	(0.04)
Net Asset Value, End of Period	$33.21	$28.82
Total Return*	15.59%	16.60%
Net assets, End of period (in thousands)	$18,330	$10,146
Average Net Assets for the Period (in thousands)	$13,143	$5,482
Ratio of Gross Expenses**:
Ratio of Gross Expenses	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	0.27%	0.93%
Portfolio Turnover Rate(3)	41%	65%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 23, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

16 ½ APRIL 30, 2017

Janus Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Small/Mid Cap Growth Alpha ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers ten Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Small/Mid Cap Growth Alpha Index (the “Underlying Index”). The Fund is classified as diversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (50,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”), and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Janus Detroit Street Trust ½ 17

Janus Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements (unaudited)

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of April 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

18 ½ APRIL 30, 2017

Janus Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

Janus Detroit Street Trust ½ 19

Janus Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements (unaudited)

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/ or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle

20 ½ APRIL 30, 2017

Janus Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements (unaudited)

for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$352,148	$—	$(352,148)	$—

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged.

Real Estate Investing

The Fund may invest in equity securities of real estate-related companies to the extent such securities are included in the Underlying Index. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned

Janus Detroit Street Trust ½ 21

Janus Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements (unaudited)

securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of April 30, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $352,148 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of April 30, 2017 is $360,186, resulting in the net amount due to the counterparty of $8,038.

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital Management LLC (“Janus Capital” or “Janus”) a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.50% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of April 30, 2017, Janus Capital owned 2,000 shares or 0.36% of the Fund.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a- 7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended April 30, 2017, the Fund engaged in cross trades amounting to $149,500 in purchases and $126,061 in sales, resulting in a net realized loss of $515. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

22 ½ APRIL 30, 2017

Janus Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements (unaudited)

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the period ended October 31, 2016 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(77,314)	$—	$(77,314)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$17,337,257	$1,727,843	$(375,800)	$1,352,043

5. Capital Share Transactions

	Period Ended April 30, 2017		Period Ended October 31, 2016(1)
	Shares	Amount	Shares	Amount
Shares sold	200,000	$6,464,081	502,000	$14,075,370
Shares repurchased	—	—	(150,000)	(4,187,715)
Net Increase/(Decrease)	200,000	$6,464,081	352,000	$9,887,655

(1)	Period from February 23, 2016 (commencement of operations) through October 31, 2016.

6. Purchases and Sales of Investment Securities

For the period ended April 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$5,483,521	$5,491,573	$—	$—

Janus Detroit Street Trust ½ 23

Janus Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements (unaudited)

For the period ended April 30, 2017, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$6,455,534	$—	$—	$—

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson intends to merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger would cause such advisory agreement to terminate automatically in accordance with its terms. On October 24, 2016, the Fund’s Board of Trustees approved a new advisory agreement with Janus Capital on behalf of the Fund after taking into consideration the anticipated post-merger ownership structure of Janus Capital (“Post-Merger Advisory Agreement”). At the same meeting, the Trustees also approved submitting the Post-Merger Advisory Agreement to the Fund’s shareholders for approval.

On April 6, 2017, shareholders of the Fund approved the Post-Merger Agreement with Janus Capital, which will take effect upon the consummation of the Merger.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to April 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

The Merger of JCGI and Henderson was completed on May 30, 2017. The Post-Merger Advisory Agreement went into effect on May 30, 2017. In connection with the Merger, the Fund’s name was changed to Janus Henderson Small/Mid Cap Growth Alpha ETF effective June 5, 2017.

24 ½ APRIL 30, 2017

Janus Small/Mid Cap Growth Alpha ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Licensing Agreements

Janus Index & Calculation Services LLC (“Janus Index Services”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Janus Index Services to use the Underlying Index. Janus Index Services is affiliated with the Fund and Janus Capital. This affiliation may create potential conflicts for Janus Index Services as it may have an interest in the performance of the Fund, which could motivate it to alter the Underlying Index methodology for the Underlying Index. Janus Index Services has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts.

Janus Index Services is the licensor of certain trademarks, service marks, and trade names. Neither Janus Index Services nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Janus Index Services without regard to Janus Capital or the Fund. Janus Index Services has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Janus Index Services is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH JANUS INDEX SERVICES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. JANUS INDEX SERVICES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. JANUS INDEX SERVICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Janus Detroit Street Trust ½ 25

Janus Small/Mid Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD FOR JANUS SMALL CAP GROWTH ALPHA ETF AND JANUS SMALL/MID CAP GROWTH ALPHA ETF

The Trustees of Janus Detroit Street Trust (the “Trust”), the majority of whom serve as “independent” Trustees (the “Independent Trustees”) met on February 3, 2016 to consider the proposed investment management agreement (the “Investment Management Agreement”) for Janus Small Cap Growth Alpha ETF and Janus Small/Mid Cap Growth Alpha ETF (each a “New Fund” and collectively, the “New Funds”). In the course of their consideration of the Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the Board Materials and other information from counsel and from Janus Capital Management LLC, the investment adviser (the “Adviser”), including: (i) a copy of the form of Investment Management Agreement, with respect to the Adviser’s management of the assets of each New Fund; (ii) information describing the nature, quality and extent of the services that the Adviser will provide to the New Fund, and the fees the Adviser will charge to the New Funds; (iii) information concerning the Adviser’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each New Fund’s anticipated advisory fee and operating expenses; (v) a copy of the Adviser’s current Form ADV; and (vi) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also received information comparing the advisory fees and expenses of the New Funds to those from fund complexes that were defined as competitors.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services to be provided to each New Fund by the Adviser; the Advisers’ personnel and operations; each New Fund’s proposed expense level; the anticipated profitability to the Adviser under the Investment Management Agreement at certain asset levels; any “fall-out” benefits to the Adviser and its affiliates (i.e., the ancillary benefits realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); the effect of asset growth on each New Fund’s expenses; and possible conflicts of interest.

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the New Funds. They recognized that an affiliate of the Adviser would separately serve the New Funds as index provider. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by the New Funds therefor, the New Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the success of the New Funds could attract other business to the Adviser or other Janus funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the New Funds.

The Board, including the Independent Trustees, considered the following in respect of each New Fund:

The nature, extent and quality of services to be provided by the Advisers; personnel and operations of the Adviser.

The Board reviewed the services that the Adviser would provide to each New Fund. In connection with the investment advisory services to be provided by the Adviser, the Board noted the responsibilities that the Adviser would have as the Funds’ investment adviser, including: the overall supervisory responsibility for the general management and investment of each New Fund’s securities portfolio; providing oversight of the investment performance and processes and compliance with the New Fund’s investment objectives, policies and limitations; the implementation of the investment management program of each New Fund; the management of the day-to-day investment and reinvestment of the assets of each New Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of New Fund shares conducted on a cash-in-lieu basis; the responsibility for daily monitoring of tracking error and quarterly reporting to the Board; the review of brokerage matters; the oversight of general portfolio compliance with relevant law; and the implementation of Board directives as they relate to the New Funds.

The Board reviewed the Adviser’s experience, resources and strengths in managing other pooled investment vehicles, including the Adviser’s personnel. Based on its consideration and review of the foregoing information, the Board determined that each New Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on their experience, personnel, operations and resources.

26 ½ APRIL 30, 2017

Janus Small/Mid Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, and the cost of the services to be provided and profits to be realized by the Advisers from the relationship with the New Funds’; “fall-out” benefits.

The Board then compared both the services to be rendered and the proposed fees to be paid under other contracts of the Adviser, and under contracts of other investment advisers with respect to similar ETFs. In particular, the Board compared each New Fund’s proposed advisory fee and projected expense ratio to other investment companies considered to be in that New Fund’s peer group. With regard to each New Fund, the Board noted the following:

The Board noted that the Adviser was recommending a unitary fee that was lower than each New Fund’s respective peer group median total expense ratio.

The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to each New Fund, including operational costs. In addition, the Board discussed the entrepreneurial risk undertaken by the Adviser in creating the Trust. After comparing each New Fund’s proposed fees with those of other funds in the New Fund’s peer group, and in light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the New Funds were fair and reasonable.

The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the New Funds, but that such benefits are not easily quantifiable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. Since the Trust is newly formed, the Trust and the New Funds had not commenced operations, and the eventual aggregate amount of assets was uncertain, the Adviser was not able to provide the Board New Fund specific information concerning the extent to which economies of scale would be realized as each New Fund grows and whether fee levels would reflect such economies of scale, if any. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels.

Investment performance of the Funds and the Adviser.

Because each New Fund is newly formed and had not commenced operations, the Board did not consider the investment performance of the New Fund or the Adviser. The Board noted that it had received performance information of comparable operational New Funds tracking similar underlying indices.

Conclusion.

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to each New Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. The Board also found the proposed advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar actual or anticipated size. As a result, the Board concluded that the initial approval of the Investment Management Agreement was in the best interests of each New Fund.

After full consideration of the above factors, as well as other factors, the Trustees, including all of the independent Trustees voting separately, determined to approve the investment advisory agreement for each New Fund.

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD WITH THE ADVISER POST-MERGER

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (the “Adviser”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals. The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with

Janus Detroit Street Trust ½ 27

Janus Small/Mid Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

its terms.

The Trustees of the Trust, the majority of whom are Independent Trustees met on October 24, 2016, and at various times in advance of that date, which meeting was called for the purpose of considering the proposed investment management agreement (the “New Investment Management Agreement”) between the Adviser as a subsidiary of Henderson following the consummation of the Merger and the following series of the Trust: Janus Small Cap Growth Alpha ETF, Janus Small/Mid Cap Growth Alpha ETF, The Organics ETF, The Long-Term Care ETF, The Obesity ETF, The Health and Fitness ETF, Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “Fund” and collectively, the “Funds”). The Independent Trustees met with representatives of the Adviser to discuss the anticipated effects of the Merger. During these meetings, the Adviser indicated its belief that the Merger would not adversely affect the continued operation of the Funds or the capabilities of the investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. The Adviser also indicated that it believed that the Merger could provide certain benefits to the Funds but that there could be no assurance as to any particular benefits that might result.

In the course of their consideration of the New Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the New Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the board materials (the “Materials”) and other information provided in advance of the meeting from counsel, the Adviser, as well as from Henderson, including: (i) a copy of the form of New Investment Management Agreement, with respect to the Adviser’s management of the assets of each Fund; (ii) information describing the nature, quality and extent of the services that will be provided to each Fund, and the fees that will be charged to the Funds; (iii) information concerning the Adviser’s and Henderson’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each Fund’s anticipated advisory fee and operating expenses; (v) information concerning the anticipated structure of the post-Merger entity (“Janus Henderson”); and (v) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also noted the information previously provided to the Board during 2016 related to the initial approvals of each Fund.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including, among other matters:

1)	That the material terms regarding advisory services pursuant to the New Investment Management Agreement are substantially identical to the terms of the current investment management agreement with the Adviser;

2)	That there is not expected to be any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders by Janus Henderson, including compliance services;

3)	The commitment of the Adviser to retain key personnel currently employed by the Adviser who provide services to the Funds;

4)	That the manner in which each Fund’s assets are managed would not change as a result of the Merger, and that the same portfolio managers managing each Fund’s assets are expected to continue to do so after the Merger;

5)	The terms and conditions of the New Investment Management Agreement, including the current advisory fee rates and operational expenses, are the same as the current fee rates under the current investment management agreement;

6)	That each Fund’s expense ratios are not expected to increase as a result of the Merger or approval of the New Investment Management Agreement;

28 ½ APRIL 30, 2017

Janus Small/Mid Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

7)	That the fees and expense ratios of the Funds relative to comparable investment companies continued to be reasonable given the quality of services provided;

8)	The history, reputation, qualification and background of Henderson, as well as its financial condition;

9)	The reputation, financial strength, corporate structure and capital resources of Henderson and its investment advisory subsidiaries and the anticipated financial strength of Janus Henderson;

10)	The long-term business goals of the Adviser and Henderson with respect to the Funds;

11)	That, pursuant to the terms of the Merger, Henderson has acknowledged the Advisor’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Merger;

12)	That shareholders would not bear any costs in connection with the Merger, that the Adviser will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Merger and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Merger;

13)	The Adviser’s commitment to provide resources to the Funds and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale; and

14)	That the Adviser and Henderson would derive benefits from the Merger and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

In connection with their consideration of the New Investment Advisory Agreement on October 24 2016, the Board noted that, in February 2016, April 2016 and October 2016, the Board had initially approved the respective Funds’ current investment advisory agreements. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Adviser had the capabilities, resources and personnel necessary to provide the services to each Fund required under the current investment advisory agreement, and the advisory fee rates paid by each Fund, taking into account the unitary fees charged to the Funds, represented reasonable compensation to the Adviser in light of the services provided. The Trustees noted that the Board also considered the cost to the Adviser of providing those services, potential economies of scale as each Fund’s assets grow, the fees and expenses paid by other comparable funds, and such other matters as the Board had considered relevant in the exercise of their reasonable business judgment.

To inform their consideration of the New Agreement, the Independent Trustees received and considered responses by the Adviser and Henderson to inquiries requesting information regarding: Henderson’s structure, operations, financial resources and key personnel; the material aspects of the Merger, the proposed operations of Janus Henderson and its compliance program, code of ethics, trading policies and key management and investment personnel, including each Fund’s portfolio managers; and anticipated changes to the management or operations of the Board and the Funds, including, if applicable, any changes to the Funds’ service providers, advisory fees and expense structure.

In considering the information and materials described above, the Independent Trustees received assistance from, and met separately with, independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the New Investment Management Agreement for each Fund and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. In determining whether to approve the New Investment Management Agreement, the Board considered the best interests of each Fund separately.

In voting to approve the New Investment Management Agreement, the Board considered the overall fairness of the New Investment Management Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by Janus Henderson, (ii) that the investment personnel who currently manage the Funds would continue to manage the Funds as employees of Janus Henderson, (iii) that the fees and expenses of the Funds after the Transaction are expected to remain the same, (iv) the projected profitability of the Funds to Janus Henderson and its affiliates; (v) whether the projected economies of scale would be realized as the Funds grow and whether any breakpoints are appropriate at certain asset levels and (vi) other benefits that may accrue Janus Henderson from its relationship with the Funds. The Board also considered that the Transaction might not be

Janus Detroit Street Trust ½ 29

Janus Small/Mid Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

consummated if the New Investment Management Agreement was not approved by the Board and the shareholders of each Fund.

Although not meant to be all-inclusive, set forth below is a description of the information and certain factors that were considered by the Board, including the Independent Trustees in deciding to approve the New Investment Management Agreement in respect of each Fund:

The nature, extent and quality of services to be provided by Janus Henderson; personnel and operations of Janus Henderson.

In considering the nature, extent and quality of the services to be provided by Janus Henderson under the New Investment Management Agreement, the Board considered that the terms of the New Investment Management Agreement are substantially similar to the terms of the current investment management agreement. The Board considered that the level of service and manner in which each Fund’s assets are managed were expected to remain the same.

The Board considered that, for a period of time after closing, the Adviser expects that the operations of Janus Henderson, as they relate to the Funds, would be the same as those of the Adviser. The Board considered that the Adviser’s key personnel who provide services to the Funds are expected to provide those same services after the Merger. The Board also noted that the Merger is not expected to result in any change in the structure or operations of the Funds and that the Adviser does not currently anticipate any immediate changes to the Funds’ key service providers.

In evaluating Janus Henderson, the Board considered the history, background, reputation and qualification of the Adviser and Henderson, as well as their personnel and Henderson’s financial condition. The Board considered that Henderson is a global asset management firm that was established in 1934, and that it has a long history of asset management around the world. The Board also considered Henderson’s capabilities, experience, corporate structure and capital resources, as well as the Adviser’s long-term business goals with respect to the Janus Henderson Merger and the Funds.

Based on its consideration and review of the foregoing information, the Board determined that each Fund was likely to benefit from the nature, quality and extent of these services, as well as the Janus Henderson’s ability to render such services based on their experience, personnel, operations and resources.

Cost of the services to be provided and profits to be realized by Janus Henderson from the relationship with the Funds; “fall-out” benefits.

The Board noted that the unitary fee currently in place for each Fund will remain in place and unchanged under the New Investment Management Agreement.

The Board also discussed the anticipated costs and projected profitability of Janus Henderson in connection with its serving as investment adviser to each Fund, including operational costs. In addition, the Board discussed that the Funds’ expenses were not expected to increase materially as a result of the Merger. The Board also noted that Henderson does not currently provide any investment management services to other exchange traded funds. In light of the nature, extent and quality of services proposed to be provided by Janus Henderson and the costs expected to be incurred by Janus Henderson in rendering those services, the Board concluded that the level of fees proposed to be paid to Janus Henderson with respect to the Funds were fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. The Board discussed the promised continued commitment to expand the distribution of Fund shares, and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale.

The Board also noted that since the Trust is newly formed, the eventual aggregate amount of assets was uncertain, and therefore specific information concerning the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale, if any, was difficult to determine. The Board recognized the uncertainty in launching new investment products and estimating future asset levels.

30 ½ APRIL 30, 2017

Janus Small/Mid Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Other Benefits to Janus Henderson.

The Board considered other potential benefits that may accrue to Janus Henderson as a result of its relationship with the Funds, which include reputational benefits that may enhance Janus Henderson’s ability to gain business opportunities from other clients.

Conclusion.

No single factor was determinative to the decision of the Board. Based on, but not limited to, the foregoing, and such other matters as were deemed relevant, the Board concluded that the New Investment Management Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the New Investment Management Agreement with respect to the Funds.

Janus Detroit Street Trust ½ 31

Janus Small/Mid Cap Growth Alpha ETF

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on March 17, 2017 and adjourned and reconvened on April 6, 2017. At the meetings, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meetings. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

To approve a new investment advisory agreement.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against/Withhold	Abstain	Broker Non-Votes
12,827,820.000	6,044,583.660	64,107.190	404,459.250	0.000

32 ½ APRIL 30, 2017

Janus Small/Mid Cap Growth Alpha ETF

Notes

Janus Detroit Street Trust ½ 33

This material must be preceded or accompanied by a prospectus.

Janus is a registered trademark of Janus International Holding LLC. © Janus International Holding LLC.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus or Janus Index & Calculation Services LLC.

125-24-93062 04-17

SEMIANNUAL REPORT

April 30, 2017

Janus Velocity Tail Risk Hedged Large Cap ETF

Janus Detroit Street Trust

Janus Velocity Tail Risk Hedged Large Cap ETF (unaudited)

INVESTMENT OBJECTIVE

The Janus Velocity Tail Risk Hedged Large Cap ETF (“Exchange Traded Fund” or “ETF”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the VelocityShares Tail Risk Hedged Large Cap Index (the “Underlying Index”). The Underlying Index is an index comprised of three large capitalization equity ETFs and two volatility related ETFs (“Underlying Index ETFs”). The ETF will seek to achieve its investment objective by investing at least 80% of its total assets in Underlying Index ETFs. The ETF also intends to invest 15%, but may invest up to 20%, of its assets in swap agreements or other derivatives instead of investing directly in certain Underlying Index ETFs.

PERFORMANCE OVERVIEW

•	U.S. equities enjoyed strong returns during the six-month period ending April 30, 2017. Stocks rallied after the November U.S. presidential election, as investors considered the potential impact of deregulation, increased fiscal spending, corporate tax cuts and other pro-growth policies under a Trump administration. Economic data suggested global economic growth was returning and also played a role in helping boost equities. While stocks gained ground, they were volatile toward the end of the period as investors questioned how quickly Congress might implement some of the new administration’s proposed policies.

•	During the period, the Janus Velocity Tail Risk Hedged Large Cap ETF (TRSK) returned 9.33% (based on NAV); its primary benchmark, the VelocityShares Tail Risk Hedged Large Cap Index, returned 9.65%, and its secondary benchmark, the S&P 500 Index, returned 13.32%.

•	TRSK seeks to provide investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. This liquid alternative ETF addresses the challenge of efficiently hedging the downside risk of an equity portfolio, and is designed to provide a systematic solution to that problem via exposure to VIX® futures. It’s comprised of an 85% exposure to large-cap equities (S&P 500® Index) and a 15% exposure to a volatility component designed to efficiently hedge against large market declines. TRSK automatically rebalances back to these target allocations at each month-end.

Janus Detroit Street Trust ½ 1

Janus Velocity Tail Risk Hedged Large Cap ETF (unaudited)

Fund At A Glance

April 30, 2017

Top Holdings – (% of Net Assets)
Vanguard S&P 500	28.4%
SPDR S&P 500 Trust	28.3%
iShares Core S&P 500	28.3%
State Street Institutional U.S. Government Money Market Fund	12.7%

97.7%

Holdings are subject to change without notice.

2 ½ APRIL 30, 2017

Janus Velocity Tail Risk Hedged Large Cap ETF (unaudited)

Performance

Average Annual Total Return for the periods ended April 30, 2017
	Fiscal Year-to-Date	One Year	Since Inception*
Janus Velocity Tail Risk Hedged Large Cap ETF – NAV	9.33%	8.68%	5.67%
Janus Velocity Tail Risk Hedged Large Cap ETF – Market Price	9.32%	8.75%	5.69%
VelocityShares Tail Risk Hedged Large Cap Index	9.65%	9.53%	6.34%
S&P 500® Index	13.32%	17.92%	13.38%

Total annual expense ratio as stated in the February 28, 2017 prospectus: 0.70%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS (52687) or visit janus.com/ETFs.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

The Fund commenced operations on July 18, 2016, after the reorganization of Janus Velocity Tail Risk Hedged Large Cap ETF, the Fund’s predecessor fund (“Predecessor Fund”), into the Fund. The performance shown prior to July 18, 2016 reflects the historical performance of the Predecessor Fund prior to the reorganization, calculated using the fees and expenses of the Predecessor Fund. If the Fund had been available during periods prior to July 18, 2016, the performance shown may have been different. The Fund’s financial statements incorporate the financial statements of the Predecessor Fund for periods prior to July 18, 2016.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

The index provider is Janus Index and Calculation Services LLC (“Janus Index”). Janus Index maintains the indices and calculates the index levels and performance shown or discussed, but does not manage actual assets. Janus Index receives compensation in connection with licensing its indices to third parties including the provision of any related data.

Effective February 28, 2017 Edward Tom, Benjamin Wang and Scott Weiner are Co-Portfolio Managers of the Fund.

*	The Predecessor Fund’s inception date is June 21, 2013.

Janus Detroit Street Trust ½ 3

Janus Velocity Tail Risk Hedged Large Cap ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (11/1/16)	Ending Account Value (4/30/2017)	Expenses Paid During Period (11/1/16 - 4/30/17)†	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period (11/1/16 - 4/30/17)†	Net Annualized Expense Ratio (11/1/16 - 4/30/17)††
$1,000.00	$1,093.30	$3.37	$1,000.00	$1,021.57	$3.26	0.65%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

4 ½ APRIL 30, 2017

Janus Velocity Tail Risk Hedged Large Cap ETF

Schedule of Investments (unaudited)

April 30, 2017

	Shares	Value
Investment Companies – 97.7%
Exchange-Traded Funds (ETFs) – 85.0%
iShares Core S&P 500	20,702	$4,959,371
SPDR S&P 500 Trust	20,835	4,960,397
Vanguard S&P 500	22,695	4,961,127

		14,880,895
Money Markets –12.7%
State Street Institutional U.S. Government Money Market Fund	2,232,473	2,232,473
Total Investments (total cost $15,429,393) – 97.7%		17,113,368
Cash, Receivables and Other Assets, net of Liabilities – 2.3%		397,139
Net Assets – 100%		$17,510,507

Schedule of Total Return Swaps

Counterparty	Return Paid by the Fund	Return Received by the Fund	Termination Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
BNP Paribas S.A.	1.970%	S&P 500 VIX Futures Tail Risk Index	7/2/17	$(175,000)	$(5,735)
	1.970	S&P 500 VIX Futures Tail Risk Index	10/31/17	(1,013,636)	(306,272)
	1.970	S&P 500 VIX Futures Tail Risk Index	11/1/17	(17,000)	(630)
	1.970	S&P 500 VIX Futures Tail Risk Index	11/30/17	(66,000)	(34,794)
	1.970	S&P 500 VIX Futures Tail Risk Index	11/30/17	(203,390)	(59,103)
	1.970	S&P 500 VIX Futures Tail Risk Index	12/29/17	(310,000)	(92,778)
	1.970	S&P 500 VIX Futures Tail Risk Index	12/29/17	(194,540)	(49,075)
	1.970	S&P 500 VIX Futures Tail Risk Index	1/31/18	(445,000)	(54,302)
	1.970	S&P 500 VIX Futures Tail Risk Index	2/1/18	(51,000)	(7,073)
	1.970	S&P 500 VIX Futures Tail Risk Index	5/1/18	(109,000)	(10,194)
	1.970	S&P 500 VIX Futures Tail Risk Index	7/2/18	(208,000)	(4,712)
	1.970	S&P 500 VIX Futures Tail Risk Index	7/2/18	(200,500)	(4,583)
	1.970	S&P 500 VIX Futures Tail Risk Index	8/1/18	(47,000)	(1,084)
	1.970	S&P 500 VIX Futures Tail Risk Index	10/1/18	(76,000)	(3,683)
	1.970	S&P 500 VIX Futures Tail Risk Index	11/30/18	(100,000)	—
Total					$(634,018)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 5

Janus Velocity Tail Risk Hedged Large Cap ETF

Notes to Schedule of Investments and Other Information (unaudited)

CBOE Volatility Index® or VIX® Index®	Shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options and is a widely used measure of market risk. The VIX Index methodology is the property of Chicago Board of Options Exchange, which is not affiliated with Janus Henderson.

VelocityShares Tail Risk Hedged Large Cap Index	VelocityShares Tail Risk Hedged Large Cap Index (TRSKID) combines 85% exposure to a large cap equity portfolio with a 15% exposure to a volatility strategy intended to hedge against tail risk events in the S&P 500 Index.

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

SPDR	Standard & Poor’s Depositary Receipt

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of April 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Investment Companies	$14,880,895	$2,232,473	$—

Total Assets	$14,880,895	$2,232,473	$—

Liabilities Other Financial Instruments(a):
Outstanding Swap Contracts, at Value	$—	$634,018	$—

(a)	Other financial instruments include swap contracts. Swap contracts are reported at their market value at measurement date.

6 ½ APRIL 30, 2017

Janus Velocity Tail Risk Hedged Large Cap ETF

Statement of Assets and Liabilities (unaudited)

April 30, 2017

Assets:
Investments, at cost	$15,429,393
Investments, at value	17,113,368
Restricted cash (Note 1)	930,000
Receivables:
Investments sold	108,864
Dividends	991
Total Assets	18,153,223
Liabilities:
Outstanding swap contracts, at value	634,018
Payables:
Management fees	8,698
Total Liabilities	642,716
Net Assets	$17,510,507
Net Assets Consists of:
Capital (par value and paid-in surplus)	$19,725,408
Undistributed net investment income/(loss)	(8,911)
Undistributed net realized gain/(loss) from investments	(3,255,947)
Unrealized net appreciation/(depreciation) on investments	1,049,957
Total Net Assets	$17,510,507
Net Assets	$17,510,507
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	600,000
Net Asset Value Per Share	$29.18

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

Janus Velocity Tail Risk Hedged Large Cap ETF

Statement of Operations

	For the period ended April 30, 2017 (unaudited)	For the period ended October 31, 2016(1)
Investment Income:
Dividends	$163,686	$478,907
Total Investment Income	163,686	478,907
Expenses:
Management Fees	55,277	140,358
Total Expenses	55,277	140,358
Net Investment Income/(Loss)	108,409	338,549
Net Realized Gain/(Loss) on Investments:
Investments	$65,217	1,551,438
Swap contracts	(4,055)	(2,327,054)
Total Net Realized Gain/(Loss) on Investments	$61,162	(775,616)
Change in Unrealized Net Appreciation/Depreciation:
Investments	$1,460,815	(2,721,578)
Swap contracts	(125,280)	1,406,889
Total Change in Unrealized Net Appreciation/Depreciation	1,335,535	(1,314,689)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,505,106	$(1,751,756)

(1)	Period from December 1, 2015 through October 31, 2016. The Fund changed its fiscal year end from November 30 to October 31.

See Notes to Financial Statements.

8 ½ APRIL 30, 2017

Janus Velocity Tail Risk Hedged Large Cap ETF

Statements of Changes in Net Assets

	Period Ended April 30, 2017 (unaudited)	Period Ended October 31, 2016(1)	Year Ended November 30, 2015(2)
Operations:
Net investment income/(loss)	$108,409	$338,549	$418,723
Net realized gain/(loss) on investments	61,162	(775,616)	(151,064)
Change in unrealized net appreciation/depreciation	1,335,535	(1,314,689)	(1,329,787)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,505,106	(1,751,756)	(1,062,128)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(133,773)	(438,800)	(307,279)
Capital Share Transactions	1,348,405	(23,462,044)	7,189,804
Net Increase/(Decrease) in Net Assets	2,719,738	(25,652,600)	5,820,397
Net Assets:
Beginning of period	14,790,769	40,443,369	34,622,972
End of period	$17,510,507	$14,790,769	$40,443,369

Undistributed Net Investment Income/(Loss)	$(8,911)	$16,453	$111,444

(1)	Period from December 1, 2015 through October 31, 2016. The Fund changed its fiscal year end from November 30 to October 31.
(2)	Period from December 1, 2014 through November 30, 2015.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

Janus Velocity Tail Risk Hedged Large Cap ETF

Financial Highlights

For a share outstanding during the periods ended April 30, 2017 (unaudited) and October 31, 2016, and each year and period ended November 30	2017	2016(1)	2015	2014	2013(2)
Net Asset Value, Beginning of Period	$26.89	$27.89	$28.85	$26.75	$25.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.18	0.39	0.29	0.24	0.24
Net realized and unrealized gain/(loss)	2.32	(0.94)	(1.02)	2.14	1.91
Total from Investment Operations	2.50	(0.55)	(0.73)	2.38	2.15
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.45)	(0.23)	(0.23)	(0.37)
Return of Capital	—	—	—	(0.05)	(0.03)
Total Dividends and Distributions	(0.21)	(0.45)	(0.23)	(0.28)	(0.40)
Net Asset Value, End of Period	$29.18	$26.89	$27.89	$28.85	$26.75
Total Return*	9.33%	(1.95)%	(2.52)%	8.94%	8.66%
Net assets, End of period (in thousands)	$17,511	$14,791	$40,443	$34,623	$1,338
Average Net Assets for the Period (in thousands)	$17,149	$23,456	$40,633	$23,370	$2,170
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income/(Loss)	1.27%	1.57%	1.03%	0.89%	2.21%
Portfolio Turnover Rate(4)	0%	2%	11%	2%	4%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from December 1, 2015 through October 31, 2016. The Fund changed its fiscal year end from November 30 to October 31.
(2)	Period from June 21, 2013 (inception date) through November 30, 2013.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

10 ½ APRIL 30, 2017

Janus Velocity Tail Risk Hedged Large Cap ETF

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Velocity Tail Risk Hedged Large Cap ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers ten Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the VelocityShares Tail Risk Hedged Large Cap Index (the “Underlying Index”). The Fund is classified as nondiversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization and Termination (the “Reorganization”), the Fund acquired all of the assets and liabilities of Janus Velocity Tail Risk Hedged Large Cap ETF (the “Predecessor Fund”), a series of ALPS ETF Trust, on July 18, 2016. The shareholders of the Predecessor Fund received shares of the Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of their shares in the Predecessor Fund immediately prior to the Reorganization at the following conversion ratios:

Predecessor Fund Shares Prior to Reorganization	Conversion Ratio	New Shares Issued by the Fund
950,000	1.00	950,000

The Reorganization was treated as a tax-free exchange for federal income tax purposes, and accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the Predecessor Fund as of the date of the Reorganization.

The net assets and composition of net assets of the Fund and the Predecessor Fund on July 15, 2016, were as follows:

	Fund	Predecessor Fund	Combined Funds
Paid-in-Capital	$—	$27,633,999	$27,633,999
Accumulated Net Investment Income	—	(64,003)	(64,003)
Accumulated Net Realized Gain	—	(1,858,162)	(1,858,162)
Net Unrealized Appreciation	—	263,108	263,108
Net Assets	—	25,974,942	25,974,942
Cost of Investments	—	21,015,197	21,015,197

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. For the year ended November 30, 2015, and prior periods, the audit of those financial statements were performed by auditors different from the auditors of this report.

The fiscal year end of the Predecessor Fund was November 30, 2015. Subsequent to November 30, 2015, the Fund changed its fiscal year end to October 31, 2016, to reflect the fiscal year end of the Trust.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (50,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on the NYSE Arc, Inc., and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the

Janus Detroit Street Trust ½ 11

Janus Velocity Tail Risk Hedged Large Cap ETF

Notes to Financial Statements (unaudited)

shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

12 ½ APRIL 30, 2017

Janus Velocity Tail Risk Hedged Large Cap ETF

Notes to Financial Statements (unaudited)

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of April 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash

As of April 30, 2017, the Fund had restricted cash in the amount of $930,000. The restricted cash represents collateral pledged in relation to derivatives. The carrying value of the restricted cash approximates fair value.

2. Derivative Instruments

The Fund may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, options, and swaps. Each derivative instrument that was held by the Fund during the period ended April 30, 2017 is discussed in further detail below.

Janus Detroit Street Trust ½ 13

Janus Velocity Tail Risk Hedged Large Cap ETF

Notes to Financial Statements (unaudited)

The Fund may use derivative instruments for risk management purposes or as part of its investment strategies. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks including liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.
•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.
•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.
•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.
•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

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Janus Velocity Tail Risk Hedged Large Cap ETF

Notes to Financial Statements (unaudited)

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

During the period, the Fund entered into total return swaps on equity volatility indices in order to track the funds underlying index. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of the index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the period ended April 30, 2017, the average ending monthly market value amounts on swaps were $546,981.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of April 30, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of April 30, 2017

Equity Contracts
Liability Derivatives:
Outstanding swap contracts, at value	$634,018

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the periods ended April 30, 2017 and October 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended April 30, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Swap contracts	$(4,055)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Swap contracts	$(125,280)

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended October 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Swap contracts	$(2,327,054)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Swap contracts	$1,406,889

Please see the “Net Realized Gain/(Loss) on Investments” and “Change in Unrealized Net Appreciation/Depreciation” sections of the Fund’s Statement of Operations.

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Janus Velocity Tail Risk Hedged Large Cap ETF

Notes to Financial Statements (unaudited)

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/ or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or

16 ½ APRIL 30, 2017

Janus Velocity Tail Risk Hedged Large Cap ETF

Notes to Financial Statements (unaudited)

more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the NAV of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in ETFs that provide exposure to a broad range of securities, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of April 30, 2017” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Liabilities and Derivative Liabilities

Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
BNP Paribas S.A.	$634,018	$—	$(634,018)	$—

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular

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Janus Velocity Tail Risk Hedged Large Cap ETF

Notes to Financial Statements (unaudited)

counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

Effective February 22, 2016, the Fund entered into an investment advisory agreement with Janus Capital. Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The fund’s management fee is calculated daily and paid monthly. The fund’s contractual management fee rate (expressed as an annual rate) is 0.65% of the Fund’s average daily net assets.

Prior to the Reorganization on July 18, 2016, ALPS Advisors, Inc. (“ALPS”), the Predecessor Fund’s investment advisor, had entered into an investment advisory agreement with ALPS ETF Trust, whereby ALPS earned, on a monthly basis, an advisory fee equal to an annual rate of 0.65% of the Predecessor Fund’s average daily net assets.

Prior to the Reorganization on July 18, 2016, ALPS Fund Services, Inc. served as the Predecessor Fund’s administrator. ALPS Fund Services, Inc. did not receive any additional compensation for serving as administrator for the Predecessor Fund.

Effective February 22, 2016, Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of April 30, 2017, Janus Capital owned 1 share or less than 0.01% of the Fund.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended April 30, 2017, the Fund engaged in cross trades amounting to $42,574 in sales, resulting in a net realized gain of $794. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

18 ½ APRIL 30, 2017

Janus Velocity Tail Risk Hedged Large Cap ETF

Notes to Financial Statements (unaudited)

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the period ended October 31, 2016 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(2,979,739)	$(288,275)	$(3,268,014)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$15,429,445	$1,683,923	$—	$1,683,923

6. Capital Share Transactions

	Period Ended April 30, 2017		Period Ended October 31, 2016(1)		Year Ended November 30, 2015(2)
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	100,000	$2,773,215	750,000	$20,452,406	450,000	$12,811,839
Shares repurchased	(50,000)	(1,424,810)	(1,650,000)	(43,914,450)	(200,002)	(5,622,035)
Net Increase/(Decrease)	50,000	$1,348,405	(900,000)	$(23,462,044)	249,998	$7,189,804

(1)	Period from December 1, 2015 through October 31, 2016. The Fund changed its fiscal year end from November 30 to October 31.
(2)	Period from December 1, 2014 through November 30, 2015.

7. Purchases and Sales of Investment Securities

For the period ended April 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$10,559	$459,399	$—	$—

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Janus Velocity Tail Risk Hedged Large Cap ETF

Notes to Financial Statements (unaudited)

For the period ended April 30, 2017, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,363,848	$1,211,056	$—	$—

During the period ended April 30, 2017, the Fund had net realized gain/(loss) of $129,230 from in-kind redemptions.

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson intends to merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger would cause such advisory agreement to terminate automatically in accordance with its terms. On October 24, 2016, the Fund’s Board of Trustees approved a new advisory agreement with Janus Capital on behalf of the Fund after taking into consideration the anticipated post-merger ownership structure of Janus Capital (“Post-Merger Advisory Agreement”). At the same meeting, the Trustees also approved submitting the Post-Merger Advisory Agreement to the Fund’s shareholders for approval.

On March 17, 2017, shareholders of the Fund approved the Post-Merger Agreement with Janus Capital, which will take effect upon the consummation of the Merger.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to April 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

The Merger of JCGI and Henderson was completed on May 30, 2017. The Post-Merger Advisory Agreement went into effect on May 30, 2017.

20 ½ APRIL 30, 2017

Janus Velocity Tail Risk Hedged Large Cap ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Licensing Agreements

Janus Index & Calculation Services LLC (“Janus Index Services”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Janus Index Services to use the Underlying Index. Janus Index Services is affiliated with the Fund and Janus Capital. This affiliation may create potential conflicts for Janus Index Services as it may have an interest in the performance of the Fund, which could motivate it to alter the Underlying Index methodology for the Underlying Index. Janus Index Services has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts.

Janus Index Services is the licensor of certain trademarks, service marks, and trade names. Neither Janus Index Services nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Janus Index Services without regard to Janus Capital or the Fund. Janus Index Services has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Janus Index Services is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH JANUS INDEX SERVICES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. JANUS INDEX SERVICES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. JANUS INDEX SERVICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Janus Detroit Street Trust ½ 21

Janus Velocity Tail Risk Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD FOR JANUS VELOCITY TAIL RISK HEDGED LARGE CAP ETF AND JANUS VELOCITY VOLATILITY HEDGED LARGE CAP ETF

The Trustees of Janus Detroit Street Trust (the “Trust”), the majority of whom serve as “independent” Trustees (the “Independent Trustees”) met on February 3, 2016 to consider the proposed investment management agreement (the “Investment Management Agreement”) for Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “New Hedged Equity Fund” and collectively, the “New Hedged Equity Funds”). In the course of their consideration of the Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the Board Materials and other information from counsel and from Janus Capital Management LLC, the investment adviser (the “Adviser”), including: (i) a copy of the form of Investment Management Agreement, with respect to the Adviser’s management of the assets of each New Hedged Equity Fund; (ii) information describing the nature, quality and extent of the services that the Adviser will provide to the New Hedged Equity Fund, and the fees the Adviser will charge to the New Hedged Equity Funds; (iii) information concerning the Adviser’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each New Hedged Equity Fund’s anticipated advisory fee and operating expenses; (v) a copy of the Adviser’s current Form ADV; and (vi) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also received information comparing the advisory fees and expenses of the New Hedged Equity Funds to those from fund complexes that were defined as competitors.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services to be provided to each New Hedged Equity Fund by the Adviser; the Adviser’s personnel and operations; each New Hedged Equity Fund’s proposed expense level; the anticipated profitability to the Adviser under the Investment Management Agreement at certain asset levels; any “fall-out” benefits to the Adviser and its affiliates (i.e., the ancillary benefits realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); the effect of asset growth on each New Hedged Equity Fund’s expenses; and possible conflicts of interest.

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the New Hedged Equity Funds. They recognized that an affiliate of the Adviser would separately serve the New Hedged Equity Funds as index provider. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by the New Hedged Equity Funds therefor, the New Hedged Equity Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the success of the New Hedged Equity Funds could attract other business to the Adviser or other Janus funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the New Hedged Equity Funds. The Board considered and determined that the services provided by the Adviser to the New Hedged Equity Funds were in addition to, rather than duplicative of, services provided under the advisory contracts of the ETFs in which these funds intended on investing.

The Board, including the Independent Trustees, considered the following in respect of each New Hedged Equity Fund:

The nature, extent and quality of services to be provided by the Adviser; personnel and operations of the Adviser.

The Board reviewed the services that the Adviser would provide to each New Hedged Equity Fund. In connection with the investment advisory services to be provided by the Adviser, the Board noted the responsibilities that the Adviser would have as the Funds’ investment adviser, including: the overall supervisory responsibility for the general management and investment of each New Hedged Equity Fund’s securities portfolio; providing oversight of the investment performance and processes and compliance with each New Hedged Equity Fund’s investment objectives, policies and limitations; the implementation of the investment management program of each New Hedged Equity Fund; the management of the day-to-day investment and reinvestment of the assets of each New Hedged Equity Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of New Hedged Equity Fund shares conducted on a cash-in-lieu basis; the responsibility for daily monitoring of tracking error and quarterly reporting to the Board; the review of brokerage matters; the oversight of general portfolio compliance with relevant law; and the implementation of Board directives as they relate to the New Hedged Equity Funds.

22 ½ APRIL 30, 2017

Janus Velocity Tail Risk Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

The Board reviewed the Adviser’s experience, resources and strengths in managing other pooled investment vehicles, including the Adviser’s personnel. Based on its consideration and review of the foregoing information, the Board determined that each New Hedged Equity Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on their experience, personnel, operations and resources.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, and the cost of the services to be provided and profits to be realized by the Advisers from the relationship with the New Hedged Equity Funds; “fall-out” benefits.

The Board then compared both the services to be rendered and the proposed fees to be paid under other contracts of the Adviser, and under contracts of other investment advisers with respect to similar ETFs. In particular, the Board compared each New Hedged Equity Fund’s proposed advisory fee and projected expense ratio to other investment companies considered to be in that New Hedged Equity Fund’s peer group. The Board also received and considered information about the fee rates charged to other accounts and clients that are managed by the Adviser, including information about the differences in services provided to the non-registered investment company clients. With regard to each New Hedged Equity Fund, the Board noted the following:

The Board noted that the Adviser was recommending a unitary fee that was lower than each New Hedged Equity Fund’s respective peer group median total expense ratio.

The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to each New Hedged Equity Fund, including operational costs. In addition, the Board discussed the entrepreneurial risk undertaken by the Adviser in creating the Trust. After comparing each New Hedged Equity Fund’s proposed fees with those of other funds in the New Hedged Equity Fund’s peer group, and in light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the New Hedged Equity Funds were fair and reasonable.

The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the New Hedged Equity Funds, but that such benefits are not easily quantifiable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. Since the Trust is newly formed, the Trust and the New Hedged Equity Funds had not commenced operations, and the eventual aggregate amount of assets was uncertain, the Adviser was not able to provide the Board with specific information concerning the extent to which economies of scale would be realized as each New Hedged Equity Fund grows and whether fee levels would reflect such economies of scale, if any. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels.

Investment performance of the Funds and the Adviser.

Because each New Hedged Equity Fund is newly formed and had not commenced operations, the Board did not consider the investment performance of the New Hedged Equity Funds or the Adviser. The Board noted that it had received performance information of comparable operational ETFs tracking similar underlying indices.

Conclusion.

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to each New Hedged Equity Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. The Board also found the proposed advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar actual or anticipated size. As a result, the Board concluded that the initial approval of the Investment Management Agreement was in the best interests of each New Hedged Equity Fund.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the investment advisory agreement for each New Hedged Equity Fund.

Janus Detroit Street Trust ½ 23

Janus Velocity Tail Risk Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD WITH THE ADVISER POST-MERGER

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (the “Adviser”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals. The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms.

The Trustees of the Trust, the majority of whom are Independent Trustees met on October 24, 2016, and at various times in advance of that date, which meeting was called for the purpose of considering the proposed investment management agreement (the “New Investment Management Agreement”) between the Adviser as a subsidiary of Henderson following the consummation of the Merger and the following series of the Trust: Janus Small Cap Growth Alpha ETF, Janus Small/Mid Cap Growth Alpha ETF, The Organics ETF, The Long-Term Care ETF, The Obesity ETF, The Health and Fitness ETF, Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “Fund” and collectively, the “Funds”). The Independent Trustees met with representatives of the Adviser to discuss the anticipated effects of the Merger. During these meetings, the Adviser indicated its belief that the Merger would not adversely affect the continued operation of the Funds or the capabilities of the investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. The Adviser also indicated that it believed that the Merger could provide certain benefits to the Funds but that there could be no assurance as to any particular benefits that might result.

In the course of their consideration of the New Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the New Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the board materials (the “Materials”) and other information provided in advance of the meeting from counsel, the Adviser, as well as from Henderson, including: (i) a copy of the form of New Investment Management Agreement, with respect to the Adviser’s management of the assets of each Fund; (ii) information describing the nature, quality and extent of the services that will be provided to each Fund, and the fees that will be charged to the Funds; (iii) information concerning the Adviser’s and Henderson’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each Fund’s anticipated advisory fee and operating expenses; (v) information concerning the anticipated structure of the post-Merger entity (“Janus Henderson”); and (v) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also noted the information previously provided to the Board during 2016 related to the initial approvals of each Fund.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including, among other matters:

1)	That the material terms regarding advisory services pursuant to the New Investment Management Agreement are substantially identical to the terms of the current investment management agreement with the Adviser;

2)	That there is not expected to be any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders by Janus Henderson, including compliance services;

3)	The commitment of the Adviser to retain key personnel currently employed by the Adviser who provide services to the Funds;

24 ½ APRIL 30, 2017

Janus Velocity Tail Risk Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

4)	That the manner in which each Fund’s assets are managed would not change as a result of the Merger, and that the same portfolio managers managing each Fund’s assets are expected to continue to do so after the Merger;

5)	The terms and conditions of the New Investment Management Agreement, including the current advisory fee rates and operational expenses, are the same as the current fee rates under the current investment management agreement;

6)	That each Fund’s expense ratios are not expected to increase as a result of the Merger or approval of the New Investment Management Agreement;

7)	That the fees and expense ratios of the Funds relative to comparable investment companies continued to be reasonable given the quality of services provided;

8)	The history, reputation, qualification and background of Henderson, as well as its financial condition;

9)	The reputation, financial strength, corporate structure and capital resources of Henderson and its investment advisory subsidiaries and the anticipated financial strength of Janus Henderson;

10)	The long-term business goals of the Adviser and Henderson with respect to the Funds;

11)	That, pursuant to the terms of the Merger, Henderson has acknowledged the Advisor’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Merger;

12)	That shareholders would not bear any costs in connection with the Merger, that the Adviser will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Merger and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Merger;

13)	The Adviser’s commitment to provide resources to the Funds and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale; and

14)	That the Adviser and Henderson would derive benefits from the Merger and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

In connection with their consideration of the New Investment Advisory Agreement on October 24 2016, the Board noted that, in February 2016, April 2016 and October 2016, the Board had initially approved the respective Funds’ current investment advisory agreements. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Adviser had the capabilities, resources and personnel necessary to provide the services to each Fund required under the current investment advisory agreement, and the advisory fee rates paid by each Fund, taking into account the unitary fees charged to the Funds, represented reasonable compensation to the Adviser in light of the services provided. The Trustees noted that the Board also considered the cost to the Adviser of providing those services, potential economies of scale as each Fund’s assets grow, the fees and expenses paid by other comparable funds, and such other matters as the Board had considered relevant in the exercise of their reasonable business judgment.

To inform their consideration of the New Agreement, the Independent Trustees received and considered responses by the Adviser and Henderson to inquiries requesting information regarding: Henderson’s structure, operations, financial resources and key personnel; the material aspects of the Merger, the proposed operations of Janus Henderson and its compliance program, code of ethics, trading policies and key management and investment personnel, including each Fund’s portfolio managers; and anticipated changes to the management or operations of the Board and the Funds, including, if applicable, any changes to the Funds’ service providers, advisory fees and expense structure.

In considering the information and materials described above, the Independent Trustees received assistance from, and met separately with, independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the New Investment Management Agreement for each Fund and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. In determining whether to approve the New Investment Management Agreement, the Board considered the best interests of each Fund separately.

Janus Detroit Street Trust ½ 25

Janus Velocity Tail Risk Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

In voting to approve the New Investment Management Agreement, the Board considered the overall fairness of the New Investment Management Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by Janus Henderson, (ii) that the investment personnel who currently manage the Funds would continue to manage the Funds as employees of Janus Henderson, (iii) that the fees and expenses of the Funds after the Transaction are expected to remain the same, (iv) the projected profitability of the Funds to Janus Henderson and its affiliates; (v) whether the projected economies of scale would be realized as the Funds grow and whether any breakpoints are appropriate at certain asset levels and (vi) other benefits that may accrue Janus Henderson from its relationship with the Funds. The Board also considered that the Transaction might not be consummated if the New Investment Management Agreement was not approved by the Board and the shareholders of each Fund.

Although not meant to be all-inclusive, set forth below is a description of the information and certain factors that were considered by the Board, including the Independent Trustees in deciding to approve the New Investment Management Agreement in respect of each Fund:

The nature, extent and quality of services to be provided by Janus Henderson; personnel and operations of Janus Henderson.

In considering the nature, extent and quality of the services to be provided by Janus Henderson under the New Investment Management Agreement, the Board considered that the terms of the New Investment Management Agreement are substantially similar to the terms of the current investment management agreement. The Board considered that the level of service and manner in which each Fund’s assets are managed were expected to remain the same.

The Board considered that, for a period of time after closing, the Adviser expects that the operations of Janus Henderson, as they relate to the Funds, would be the same as those of the Adviser. The Board considered that the Adviser’s key personnel who provide services to the Funds are expected to provide those same services after the Merger. The Board also noted that the Merger is not expected to result in any change in the structure or operations of the Funds and that the Adviser does not currently anticipate any immediate changes to the Funds’ key service providers.

In evaluating Janus Henderson, the Board considered the history, background, reputation and qualification of the Adviser and Henderson, as well as their personnel and Henderson’s financial condition. The Board considered that Henderson is a global asset management firm that was established in 1934, and that it has a long history of asset management around the world. The Board also considered Henderson’s capabilities, experience, corporate structure and capital resources, as well as the Adviser’s long-term business goals with respect to the Janus Henderson Merger and the Funds.

Based on its consideration and review of the foregoing information, the Board determined that each Fund was likely to benefit from the nature, quality and extent of these services, as well as the Janus Henderson’s ability to render such services based on their experience, personnel, operations and resources.

Cost of the services to be provided and profits to be realized by Janus Henderson from the relationship with the Funds; “fall-out” benefits.

The Board noted that the unitary fee currently in place for each Fund will remain in place and unchanged under the New Investment Management Agreement.

The Board also discussed the anticipated costs and projected profitability of Janus Henderson in connection with its serving as investment adviser to each Fund, including operational costs. In addition, the Board discussed that the Funds’ expenses were not expected to increase materially as a result of the Merger. The Board also noted that Henderson does not currently provide any investment management services to other exchange traded funds. In light of the nature, extent and quality of services proposed to be provided by Janus Henderson and the costs expected to be incurred by Janus Henderson in rendering those services, the Board concluded that the level of fees proposed to be paid to Janus Henderson with respect to the Funds were fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. The Board discussed the promised continued commitment to expand the distribution of Fund shares, and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale.

26 ½ APRIL 30, 2017

Janus Velocity Tail Risk Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

The Board also noted that since the Trust is newly formed, the eventual aggregate amount of assets was uncertain, and therefore specific information concerning the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale, if any, was difficult to determine. The Board recognized the uncertainty in launching new investment products and estimating future asset levels.

Other Benefits to Janus Henderson.

The Board considered other potential benefits that may accrue to Janus Henderson as a result of its relationship with the Funds, which include reputational benefits that may enhance Janus Henderson’s ability to gain business opportunities from other clients.

Conclusion.

No single factor was determinative to the decision of the Board. Based on, but not limited to, the foregoing, and such other matters as were deemed relevant, the Board concluded that the New Investment Management Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the New Investment Management Agreement with respect to the Funds.

Janus Detroit Street Trust ½ 27

Janus Velocity Tail Risk Hedged Large Cap ETF

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on March 17, 2017. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

To approve a new investment advisory agreement.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against/Withhold	Abstain	Broker Non-Votes
18,356,000.000	10,091,959.360	62,353.920	214,482.800	0.000

28 ½ APRIL 30, 2017

Janus Velocity Tail Risk Hedged Large Cap ETF

Notes

Janus Detroit Street Trust ½ 29

This material must be preceded or accompanied by a prospectus.

Janus is a registered trademark of Janus International Holding LLC. © Janus International Holding LLC.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus or Janus Index & Calculation Services LLC.

125-24-93067 04-17

SEMIANNUAL REPORT

April 30, 2017

Janus Velocity Volatility Hedged Large Cap ETF

Janus Detroit Street Trust

Janus Velocity Volatility Hedged Large Cap ETF (unaudited)

INVESTMENT OBJECTIVE

The Janus Velocity Volatility Hedged Large Cap ETF (“Exchange Traded Fund” or “ETF”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the VelocityShares Volatility Hedged Large Cap Index (the “Underlying Index”). The Underlying Index is an index comprised of three large capitalization equity ETFs and two volatility related ETFs (“The Underlying Index ETFs”). The ETF will seek to achieve its investment objective by investing at least 80% of its total assets in Underlying Index ETFs. The ETF also intends to invest 15%, but may invest up to 20%, of its assets in swap agreements or other derivatives instead of investing directly in certain Underlying Index ETFs.

PERFORMANCE OVERVIEW

•	U.S. equities enjoyed strong returns during the six-month period ending April 30, 2017. Stocks rallied after the November U.S. presidential election, as investors considered the potential impact of deregulation, increased fiscal spending, corporate tax cuts and other pro-growth policies under a Trump administration. Economic data suggested global economic growth was returning and also played a role in helping boost equities. While stocks gained ground, they were volatile toward the end of the period as investors questioned how quickly Congress might implement some of the new administration’s proposed policies.

•	During the period, the Janus Velocity Volatility Hedged Large Cap ETF (SPXH) returned 13.23% (based on NAV); its primary benchmark, the VelocityShares Volatility Hedged Large Cap Index, returned 13.54%, and its secondary benchmark, the S&P 500 Index, returned 13.32%.

•	SPXH seeks to provide investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. This core ETF addresses the challenge of efficiently hedging the downside risk of an equity portfolio, and is designed to provide a systematic solution to that problem via exposure to VIX® futures. It’s comprised of an 85% exposure to large-cap equities (S&P 500® Index) and a 15% exposure to a volatility component designed to efficiently hedge against large market declines. SPXH automatically rebalances back to these target allocations at each month end.

Janus Detroit Street Trust ½ 1

Janus Velocity Volatility Hedged Large Cap ETF (unaudited)

Fund At A Glance

April 30, 2017

Top Holdings – (% of Net Assets)
Vanguard S&P 500	28.4%
SPDR S&P 500 Trust	28.3%
iShares Core S&P 500	28.3%
State Street Institutional U.S. Government Money Market Fund	11.6%

96.6%

Holdings are subject to change without notice.

2 ½ APRIL 30, 2017

Janus Velocity Volatility Hedged Large Cap ETF (unaudited)

Performance

Average Annual Total Return for the periods ended April 30, 2017
	Fiscal Year-to-Date	One Year	Since Inception*
Janus Velocity Volatility Hedged Large Cap ETF – NAV	13.23%	15.63%	8.80%
Janus Velocity Volatility Hedged Large Cap ETF – Market Price	13.22%	15.70%	8.82%
VelocityShares Volatility Hedged Large Cap Index	13.54%	16.51%	9.44%
S&P 500® Index	13.32%	17.92%	13.38%

Total annual expense ratio as stated in the February 28, 2017 prospectus: 0.70%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS (52687) or visit janus.com/ETFs.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

The Fund commenced operations on July 18, 2016, after the reorganization of Janus Velocity Volatility Hedged Large Cap ETF, the Fund’s predecessor fund (“Predecessor Fund”), into the Fund. The performance shown prior to July 18, 2016 reflects the historical performance of the Predecessor Fund prior to the reorganization, calculated using the fees and expenses of the Predecessor Fund. If the Fund had been available during periods prior to July 18, 2016, the performance shown may have been different. The Fund’s financial statements incorporate the financial statements of the Predecessor Fund for periods prior to July 18, 2016.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

The index provider is Janus Index and Calculation Services LLC (“Janus Index”). Janus Index maintains the indices and calculates the index levels and performance shown or discussed, but does not manage actual assets. Janus Index receives compensation in connection with licensing its indices to third parties including the provision of any related data.

Effective February 28, 2017 Edward Tom, Benjamin Wang and Scott Weiner are Co-Portfolio Managers of the Fund.

*	The Predecessor Fund’s inception date is June 21, 2013.

Janus Detroit Street Trust ½ 3

Janus Velocity Volatility Hedged Large Cap ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period (11/1/16 - 4/30/17)†	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period (11/1/16 - 4/30/17)†	Net Annualized Expense Ratio (11/1/16 - 4/30/17)††
$1,000.00	$1,132.30	$3.44	$1,000.00	$1,021.57	$3.26	0.65%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

4 ½ APRIL 30, 2017

Janus Velocity Volatility Hedged Large Cap ETF

Schedule of Investments (unaudited)

April 30, 2017

	Shares	Value
Investment Companies – 96.6%
Exchange-Traded Funds (ETFs) – 85.0%
iShares Core S&P 500	54,625	$13,085,965
SPDR S&P 500 Trust	54,975	13,088,448
Vanguard S&P 500	59,882	13,090,205

		39,264,618
Money Markets – 11.6%
State Street Institutional U.S. Government Money Market Fund	5,373,726	5,373,726
Total Investments (total cost $38,582,567) – 96.6%		44,638,344
Cash, Receivables and Other Assets, net of Liabilities – 3.4%		1,586,726
Net Assets – 100%		$46,225,070

Schedule of Total Return Swaps

Counterparty	Return Paid by the Fund	Return Received by the Fund	Termination Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
BNP Paribas S.A.	1.970%	S&P 500 VIX Futures Variable Long/Short Index	5/31/17	$(333,900)	$(11,790)
	1.970	S&P 500 VIX Futures Variable Long/Short Index	6/30/17	(1,661,420)	(96,851)
	1.970	S&P 500 VIX Futures Variable Long/Short Index	7/31/17	(320,000)	21,727
	1.970	S&P 500 VIX Futures Variable Long/Short Index	9/29/17	(1,100)	95
	1.970	S&P 500 VIX Futures Variable Long/Short Index	10/31/17	(97,000)	4,964
	1.970	S&P 500 VIX Futures Variable Long/Short Index	11/30/17	(38,000)	2,035
	1.970	S&P 500 VIX Futures Variable Long/Short Index	12/29/17	(421,604)	26,457
	1.970	S&P 500 VIX Futures Variable Long/Short Index	1/31/18	(1,060,000)	265,367
	1.970	S&P 500 VIX Futures Variable Long/Short Index	2/1/18	(1,121,529)	158,326
	1.970	S&P 500 VIX Futures Variable Long/Short Index	5/1/18	(215,000)	31,880
	1.970	S&P 500 VIX Futures Variable Long/Short Index	6/1/18	(559,549)	85,793
	1.970	S&P 500 VIX Futures Variable Long/Short Index	7/2/18	(167,000)	25,368
	1.970	S&P 500 VIX Futures Variable Long/Short Index	10/1/18	(136,000)	1,738
	1.970	S&P 500 VIX Futures Variable Long/Short Index	11/30/18	(170,000)	—
Total					$515,109

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 5

Janus Velocity Volatility Hedged Large Cap ETF

Notes to Schedule of Investments and Other Information (unaudited)

CBOE Volatility Index® or VIX® Index®	Shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options and is a widely used measure of market risk. The VIX Index methodology is the property of Chicago Board of Options Exchange, which is not affiliated with Janus Henderson.

VelocityShares Volatility Hedged Large Cap Index	VelocityShares Volatility Hedged Large Cap Index (SPXHID) combines 85% exposure to a large cap equity portfolio with a 15% exposure to a volatility strategy intended to hedge against large declines in the S&P 500 Index.

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

SPDR	Standard & Poor’s Depositary Receipt

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of April 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Investment Companies	$39,264,618	$5,373,726	$—

Total Investments in Securities	$39,264,618	$5,373,726	$—
Other Financial Instruments(a):
Outstanding Swap Contracts, at Value	$—	$623,750	$—

Total Assets	$39,264,618	$5,997,476	$—

Liabilities
Other Financial Instruments(a):
Outstanding Swap Contracts, at Value	$—	$108,641	$—

(a)	Other financial instruments include swap contracts. Swap contracts are reported at their market value at measurement date.

6 ½ APRIL 30, 2017

Janus Velocity Volatility Hedged Large Cap ETF

Statement of Assets and Liabilities (unaudited)

April 30, 2017

Assets:
Investments, at cost	$38,582,567
Investments, at value	44,638,344
Cash	705,000
Restricted cash (Note 1)	170,000
Outstanding swap contracts, at value	623,750
Receivables:
Investments sold	217,015
Dividends	2,449
Total Assets	46,356,558
Liabilities:
Outstanding swap contracts, at value	108,461
Payables:
Management fees	22,847
Total Liabilities	131,488
Net Assets	$46,225,070
Net Assets Consists of:
Capital (par value and paid-in surplus)	$44,433,651
Undistributed net investment income/(loss)	(13,562)
Undistributed net realized gain/(loss) from investments	(4,765,905)
Unrealized net appreciation/(depreciation) on investments	6,570,886
Total Net Assets	$46,225,070
Net Assets	$46,225,070
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	1,400,000
Net Asset Value Per Share	$33.02

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

Janus Velocity Volatility Hedged Large Cap ETF

Statement of Operations

	For the Period Ended April 30, 2017 (unaudited)	For the Period Ended October 31, 2016(1)
Investment Income:
Dividends	$405,301	$900,144
Total Investment Income	405,301	900,144
Expenses:
Management Fees	142,904	262,958
Total Expenses	142,904	262,958
Net Investment Income/(Loss)	262,397	637,186
Net Realized Gain/(Loss) on Investments:
Investments	$(120,994)	2,149,687
Swap contracts	(18,684)	(3,462,098)
Total Net Realized Gain/(Loss) on Investments	$(139,678)	(1,312,411)
Change in Unrealized Net Appreciation/Depreciation:
Investments	$4,204,981	(1,794,101)
Swap contracts	1,103,929	2,310,263
Total Change in Unrealized Net Appreciation/Depreciation	5,308,910	516,162
Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,431,629	$(159,063)

(1)	Period from December 1, 2015 through October 31, 2016. The Fund changed its fiscal year end from November 30 to October 31.

See Notes to Financial Statements.

8 ½ APRIL 30, 2017

Janus Velocity Volatility Hedged Large Cap ETF

Statements of Changes in Net Assets

	Period Ended April 30, 2017 (unaudited)	Period Ended October 31, 2016(1)	Year Ended November 30, 2015(2)
Operations:
Net investment income/(loss)	$262,397	$637,186	$823,336
Net realized gain/(loss) on investments	(139,678)	(1,312,411)	1,332,932
Change in unrealized net appreciation/depreciation	5,308,910	516,162	(4,005,524)
Net Increase/(Decrease) in Net Assets Resulting from Operations	5,431,629	(159,063)	(1,849,256)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(317,394)	(817,870)	(610,565)
Capital Share Transactions	—	(24,623,793)	(5,898,721)
Net Increase/(Decrease) in Net Assets	5,114,235	(25,600,726)	(8,358,542)
Net Assets:
Beginning of period	41,110,835	66,711,561	75,070,103
End of period	$46,225,070	$41,110,835	$66,711,561

Undistributed Net Investment Income/(Loss)	$(13,562)	$41,435	$212,771

(1)	Period from December 1, 2015 through October 31, 2016. The Fund changed its fiscal year end from November 30 to October 31.
(2)	Period from December 1, 2014 through November 30, 2015.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

Janus Velocity Volatility Hedged Large Cap ETF

Financial Highlights

For a share outstanding during the periods ended April 30, 2017 (unaudited) and October 31, 2016, and each year and period ended November 30	2017	2016(1)	2015	2014	2013(2)
Net Asset Value, Beginning of Period	$29.36	$29.65	$30.64	$27.85	$25.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.19	0.42	0.35	0.21	0.12
Net realized and unrealized gain/(loss)	3.70	(0.21)	(1.10)	2.84	2.88
Total from Investment Operations	3.89	0.21	(0.75)	3.05	3.00
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.50)	(0.24)	(0.19)	(0.10)
Distributions (from capital gains)	—	—	—	(0.00)(4)	—
Return of Capital	—	—	—	(0.07)	(0.05)
Total Dividends and Distributions	(0.23)	(0.50)	(0.24)	(0.26)	(0.15)
Net Asset Value, End of Period	$33.02	$29.36	$29.65	$30.64	$27.85
Total Return*	13.23%	0.75%	(2.44)%	11.00%	12.04%
Net assets, End of period (in thousands)	$46,225	$41,111	$66,712	$75,070	$8,357
Average Net Assets for the Period (in thousands)	$44,335	$43,960	$71,258	$37,409	$5,892
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income/(Loss)	1.19%	1.57%	1.15%	0.71%	1.05%
Portfolio Turnover Rate(5)	5%	3%	4%	1%	2%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from December 1, 2015 through October 31, 2016. The Fund changed its fiscal year end from November 30 to October 31.
(2)	Period from June 21, 2013 (inception date) through November 30, 2013.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 per share.
(5)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

10 ½ APRIL 30, 2017

Janus Velocity Volatility Hedged Large Cap ETF

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Velocity Volatility Hedged Large Cap ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers ten Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the VelocityShares Volatility Hedged Large Cap Index (the “Underlying Index”). The Fund is classified as nondiversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization and Termination (the “Reorganization”), the Fund acquired all of the assets and liabilities of Janus Velocity Volatility Hedged Large Cap ETF (the “Predecessor Fund”), a series of ALPS ETF Trust, on July 18, 2016. The shareholders of the Predecessor Fund received shares of the Fund with an aggregate net asset value “NAV” equal to the aggregate NAV of their shares in the Predecessor Fund immediately prior to the Reorganization at the following conversion ratios:

Predecessor Fund Shares Prior to Reorganization	Conversion Ratio	New Shares Issued by the Fund
950,000	1.00	950,000

The Reorganization was treated as a tax-free exchange for federal income tax purposes, and accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the Predecessor Fund as of the date of the Reorganization.

The net assets and composition of net assets of the Fund and the Predecessor Fund on July 15, 2016, were as follows:

	Fund	Predecessor Fund	Combined Funds
Paid-in-Capital	$—	$45,280,733	$45,280,733
Accumulated Net Investment Income	—	(100,368)	(100,368)
Accumulated Net Realized Gain	—	(1,473,509)	(1,473,509)
Net Unrealized Appreciation	—	537,352	537,352
Net Assets	—	44,244,208	44,244,208
Cost of Investments	—	35,003,989	35,003,989

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. For the year ended November 30, 2015, and prior periods, the audit of those financial statements were performed by auditors different from the auditors of this report.

The fiscal year end of the Predecessor Fund was November 30, 2015. Subsequent to November 30, 2015, the Fund changed its fiscal year end to October 31, 2016, to reflect the fiscal year end of the Trust.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at NAV in large increments called “Creation Units” (50,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on the NYSE Arc, Inc., and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the

Janus Detroit Street Trust ½ 11

Janus Velocity Volatility Hedged Large Cap ETF

Notes to Financial Statements (unaudited)

shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

12 ½ APRIL 30, 2017

Janus Velocity Volatility Hedged Large Cap ETF

Notes to Financial Statements (unaudited)

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of April 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash

As of April 30, 2017, the Fund had restricted cash in the amount of $170,000. The restricted cash represents collateral pledged in relation to derivatives. The carrying value of the restricted cash approximates fair value.

2. Derivative Instruments

The Fund may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, options, and swaps. Each derivative instrument that was held by the Fund during the period ended April 30, 2017 is discussed in further detail below.

Janus Detroit Street Trust ½ 13

Janus Velocity Volatility Hedged Large Cap ETF

Notes to Financial Statements (unaudited)

The Fund may use derivative instruments for risk management purposes or as part of its investment strategies. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks including liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the

14 ½ APRIL 30, 2017

Janus Velocity Volatility Hedged Large Cap ETF

Notes to Financial Statements (unaudited)

Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

During the period, the Fund entered into total return swaps on equity volatility indices in order to track the funds underlying index. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of the index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the period ended April 30, 2017, the average ending monthly market value amounts on swaps were $234,437.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of April 30, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of April 30, 2017

Equity Contracts
Asset Derivatives:
Outstanding swap contracts, at value	$623,750
Liability Derivatives:
Outstanding swap contracts, at value	$108,641

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the periods ended April 30, 2017 and October 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended April 30, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Swap contracts	$(18,684)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Swap contracts	$1,103,929

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended October 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Swap contracts	$(3,462,098)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Swap contracts	$2,310,263

Janus Detroit Street Trust ½ 15

Janus Velocity Volatility Hedged Large Cap ETF

Notes to Financial Statements (unaudited)

Please see the “Net Realized Gain/(Loss) on Investments” and “Change in Unrealized Net Appreciation/Depreciation” sections of the Fund’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/ or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

16 ½ APRIL 30, 2017

Janus Velocity Volatility Hedged Large Cap ETF

Notes to Financial Statements (unaudited)

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the NAV of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in ETFs that provide exposure to a broad range of securities, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of April 30, 2017” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
BNP Paribas S.A.	$623,750	$(108,461)	$(170,000)	$345,109

Janus Detroit Street Trust ½ 17

Janus Velocity Volatility Hedged Large Cap ETF

Notes to Financial Statements (unaudited)

Offsetting of Financial Liabilities and Derivative Liabilities

Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
BNP Paribas S.A.	$108,641	$(108,641)	$—	$—

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

Effective February 22, 2016, the Fund entered into an investment advisory agreement with Janus Capital. Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.65% of the Fund’s average daily net assets.

Prior to the Reorganization on July 18, 2016, ALPS Advisors, Inc. (“ALPS”), the Predecessor Fund’s investment advisor, had entered into an investment advisory agreement with ALPS ETF Trust, whereby ALPS earned, on a monthly basis, an advisory fee equal to an annual rate of 0.65% of the Predecessor Fund’s average daily net assets.

Prior to the Reorganization on July 18, 2016, ALPS Fund Services, Inc. served as the Predecessor Fund’s administrator. ALPS Fund Services, Inc. did not receive any additional compensation for serving as administrator for the Predecessor Fund.

Effective February 22, 2016, Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s

18 ½ APRIL 30, 2017

Janus Velocity Volatility Hedged Large Cap ETF

Notes to Financial Statements (unaudited)

assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of April 30, 2017, Janus Capital owned 1 share or less than 0.01% of the Fund.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7.    Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended April 30, 2017, the Fund engaged in cross trades amounting to $42,574 in purchases.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the period ended October 31, 2016 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(3,149,254)	$(1,398,679)	$(4,547,933)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$38,661,156	$5,977,188	$—	$5,977,188

6. Capital Share Transactions

	Period Ended April 30, 2017		Period Ended October 31, 2016(1)		Year Ended November 30, 2015(2)
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$—	100,000	$2,907,773	350,000	$10,663,752
Shares repurchased	—	—	(950,000)	(27,531,566)	(550,002)	(16,562,473)
Net Increase/(Decrease)	—	$—	(850,000)	$(24,623,793)	(200,002)	$(5,898,721)

(1)	Period from December 1, 2015 through October 31, 2016. The Fund changed its fiscal year end from November 30 to October 31.
(2)	Period from December 1, 2014 through November 30, 2015.

Janus Detroit Street Trust ½ 19

Janus Velocity Volatility Hedged Large Cap ETF

Notes to Financial Statements (unaudited)

7. Purchases and Sales of Investment Securities

For the period ended April 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,018,992	$1,786,060	$—	$—

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson intends to merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger would cause such advisory agreement to terminate automatically in accordance with its terms. On October 24, 2016, the Fund’s Board of Trustees approved a new advisory agreement with Janus Capital on behalf of the Fund after taking into consideration the anticipated post-merger ownership structure of Janus Capital (“Post-Merger Advisory Agreement”). At the same meeting, the Trustees also approved submitting the Post-Merger Advisory Agreement to the Fund’s shareholders for approval.

On March 17, 2017, shareholders of the Fund approved the Post-Merger Agreement with Janus Capital, which will take effect upon the consummation of the Merger.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to April 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

The Merger of JCGI and Henderson was completed on May 30, 2017. The Post-Merger Advisory Agreement went into effect on May 30, 2017.

20 ½ APRIL 30, 2017

Janus Velocity Volatility Hedged Large Cap ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Licensing Agreements

Janus Index & Calculation Services LLC (“Janus Index Services”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Janus Index Services to use the Underlying Index. Janus Index Services is affiliated with the Fund and Janus Capital. This affiliation may create potential conflicts for Janus Index Services as it may have an interest in the performance of the Fund, which could motivate it to alter the Underlying Index methodology for the Underlying Index. Janus Index Services has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts.

Janus Index Services is the licensor of certain trademarks, service marks, and trade names. Neither Janus Index Services nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Janus Index Services without regard to Janus Capital or the Fund. Janus Index Services has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Janus Index Services is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH JANUS INDEX SERVICES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. JANUS INDEX SERVICES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. JANUS INDEX SERVICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Janus Detroit Street Trust ½ 21

Janus Velocity Volatility Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD FOR JANUS VELOCITY TAIL RISK HEDGED LARGE CAP ETF AND JANUS VELOCITY VOLATILITY HEDGED LARGE CAP ETF

The Trustees of Janus Detroit Street Trust (the “Trust”), the majority of whom serve as “independent” Trustees (the “Independent Trustees”) met on February 3, 2016 to consider the proposed investment management agreement (the “Investment Management Agreement”) for Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “New Hedged Equity Fund” and collectively, the “New Hedged Equity Funds”). In the course of their consideration of the Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the Board Materials and other information from counsel and from Janus Capital Management LLC, the investment adviser (the “Adviser”), including: (i) a copy of the form of Investment Management Agreement, with respect to the Adviser’s management of the assets of each New Hedged Equity Fund; (ii) information describing the nature, quality and extent of the services that the Adviser will provide to the New Hedged Equity Fund, and the fees the Adviser will charge to the New Hedged Equity Funds; (iii) information concerning the Adviser’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each New Hedged Equity Fund’s anticipated advisory fee and operating expenses; (v) a copy of the Adviser’s current Form ADV; and (vi) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also received information comparing the advisory fees and expenses of the New Hedged Equity Funds to those from fund complexes that were defined as competitors.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services to be provided to each New Hedged Equity Fund by the Adviser; the Adviser’s personnel and operations; each New Hedged Equity Fund’s proposed expense level; the anticipated profitability to the Adviser under the Investment Management Agreement at certain asset levels; any “fall-out” benefits to the Adviser and its affiliates (i.e., the ancillary benefits realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); the effect of asset growth on each New Hedged Equity Fund’s expenses; and possible conflicts of interest.

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the New Hedged Equity Funds. They recognized that an affiliate of the Adviser would separately serve the New Hedged Equity Funds as index provider. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by the New Hedged Equity Funds therefor, the New Hedged Equity Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the success of the New Hedged Equity Funds could attract other business to the Adviser or other Janus funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the New Hedged Equity Funds. The Board considered and determined that the services provided by the Adviser to the New Hedged Equity Funds were in addition to, rather than duplicative of, services provided under the advisory contracts of the ETFs in which these funds intended on investing.

The Board, including the Independent Trustees, considered the following in respect of each New Hedged Equity Fund:

The nature, extent and quality of services to be provided by the Adviser; personnel and operations of the Adviser.

The Board reviewed the services that the Adviser would provide to each New Hedged Equity Fund. In connection with the investment advisory services to be provided by the Adviser, the Board noted the responsibilities that the Adviser would have as the Funds’ investment adviser, including: the overall supervisory responsibility for the general management and investment of each New Hedged Equity Fund’s securities portfolio; providing oversight of the investment performance and processes and compliance with each New Hedged Equity Fund’s investment objectives, policies and limitations; the implementation of the investment management program of each New Hedged Equity Fund; the management of the day-to-day investment and reinvestment of the assets of each New Hedged Equity Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of New Hedged Equity Fund shares conducted on a cash-in-lieu basis; the responsibility for daily monitoring of tracking error and quarterly reporting to the Board; the review of brokerage matters; the oversight of general portfolio compliance with relevant law; and the implementation of Board directives as they relate to the New Hedged Equity Funds.

22 ½ APRIL 30, 2017

Janus Velocity Volatility Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

The Board reviewed the Adviser’s experience, resources and strengths in managing other pooled investment vehicles, including the Adviser’s personnel. Based on its consideration and review of the foregoing information, the Board determined that each New Hedged Equity Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on their experience, personnel, operations and resources.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, and the cost of the services to be provided and profits to be realized by the Advisers from the relationship with the New Hedged Equity Funds; “fall-out” benefits.

The Board then compared both the services to be rendered and the proposed fees to be paid under other contracts of the Adviser, and under contracts of other investment advisers with respect to similar ETFs. In particular, the Board compared each New Hedged Equity Fund’s proposed advisory fee and projected expense ratio to other investment companies considered to be in that New Hedged Equity Fund’s peer group. The Board also received and considered information about the fee rates charged to other accounts and clients that are managed by the Adviser, including information about the differences in services provided to the non-registered investment company clients. With regard to each New Hedged Equity Fund, the Board noted the following:

The Board noted that the Adviser was recommending a unitary fee that was lower than each New Hedged Equity Fund’s respective peer group median total expense ratio.

The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to each New Hedged Equity Fund, including operational costs. In addition, the Board discussed the entrepreneurial risk undertaken by the Adviser in creating the Trust. After comparing each New Hedged Equity Fund’s proposed fees with those of other funds in the New Hedged Equity Fund’s peer group, and in light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the New Hedged Equity Funds were fair and reasonable.

The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the New Hedged Equity Funds, but that such benefits are not easily quantifiable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. Since the Trust is newly formed, the Trust and the New Hedged Equity Funds had not commenced operations, and the eventual aggregate amount of assets was uncertain, the Adviser was not able to provide the Board with specific information concerning the extent to which economies of scale would be realized as each New Hedged Equity Fund grows and whether fee levels would reflect such economies of scale, if any. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels.

Investment performance of the Funds and the Adviser.

Because each New Hedged Equity Fund is newly formed and had not commenced operations, the Board did not consider the investment performance of the New Hedged Equity Funds or the Adviser. The Board noted that it had received performance information of comparable operational ETFs tracking similar underlying indices.

Conclusion.

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to each New Hedged Equity Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. The Board also found the proposed advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar actual or anticipated size. As a result, the Board concluded that the initial approval of the Investment Management Agreement was in the best interests of each New Hedged Equity Fund.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the investment advisory agreement for each New Hedged Equity Fund.

Janus Detroit Street Trust ½ 23

Janus Velocity Volatility Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD WITH THE ADVISER POST-MERGER

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (the “Adviser”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals. The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms.

The Trustees of the Trust, the majority of whom are Independent Trustees met on October 24, 2016, and at various times in advance of that date, which meeting was called for the purpose of considering the proposed investment management agreement (the “New Investment Management Agreement”) between the Adviser as a subsidiary of Henderson following the consummation of the Merger and the following series of the Trust: Janus Small Cap Growth Alpha ETF, Janus Small/Mid Cap Growth Alpha ETF, The Organics ETF, The Long-Term Care ETF, The Obesity ETF, The Health and Fitness ETF, Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “Fund” and collectively, the “Funds”). The Independent Trustees met with representatives of the Adviser to discuss the anticipated effects of the Merger. During these meetings, the Adviser indicated its belief that the Merger would not adversely affect the continued operation of the Funds or the capabilities of the investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. The Adviser also indicated that it believed that the Merger could provide certain benefits to the Funds but that there could be no assurance as to any particular benefits that might result.

In the course of their consideration of the New Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the New Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the board materials (the “Materials”) and other information provided in advance of the meeting from counsel, the Adviser, as well as from Henderson, including: (i) a copy of the form of New Investment Management Agreement, with respect to the Adviser’s management of the assets of each Fund; (ii) information describing the nature, quality and extent of the services that will be provided to each Fund, and the fees that will be charged to the Funds; (iii) information concerning the Adviser’s and Henderson’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each Fund’s anticipated advisory fee and operating expenses; (v) information concerning the anticipated structure of the post-Merger entity (“Janus Henderson”); and (v) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also noted the information previously provided to the Board during 2016 related to the initial approvals of each Fund.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including, among other matters:

1)	That the material terms regarding advisory services pursuant to the New Investment Management Agreement are substantially identical to the terms of the current investment management agreement with the Adviser;

2)	That there is not expected to be any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders by Janus Henderson, including compliance services;

3)	The commitment of the Adviser to retain key personnel currently employed by the Adviser who provide services to the Funds;

4)	That the manner in which each Fund’s assets are managed would not change as a result of the Merger, and that the same portfolio managers managing each Fund’s assets are expected to continue to do so after the Merger;

5)	The terms and conditions of the New Investment Management Agreement, including the current advisory fee rates and operational expenses, are the same as the current fee rates under the current investment management agreement;

24 ½ APRIL 30, 2017

Janus Velocity Volatility Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

6)	That each Fund’s expense ratios are not expected to increase as a result of the Merger or approval of the New Investment Management Agreement;

7)	That the fees and expense ratios of the Funds relative to comparable investment companies continued to be reasonable given the quality of services provided;

8)	The history, reputation, qualification and background of Henderson, as well as its financial condition;

9)	The reputation, financial strength, corporate structure and capital resources of Henderson and its investment advisory subsidiaries and the anticipated financial strength of Janus Henderson;

10)	The long-term business goals of the Adviser and Henderson with respect to the Funds;

11)	That, pursuant to the terms of the Merger, Henderson has acknowledged the Advisor’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Merger;

12)	That shareholders would not bear any costs in connection with the Merger, that the Adviser will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Merger and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Merger;

13)	The Adviser’s commitment to provide resources to the Funds and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale; and

14)	That the Adviser and Henderson would derive benefits from the Merger and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

In connection with their consideration of the New Investment Advisory Agreement on October 24 2016, the Board noted that, in February 2016, April 2016 and October 2016, the Board had initially approved the respective Funds’ current investment advisory agreements. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Adviser had the capabilities, resources and personnel necessary to provide the services to each Fund required under the current investment advisory agreement, and the advisory fee rates paid by each Fund, taking into account the unitary fees charged to the Funds, represented reasonable compensation to the Adviser in light of the services provided. The Trustees noted that the Board also considered the cost to the Adviser of providing those services, potential economies of scale as each Fund’s assets grow, the fees and expenses paid by other comparable funds, and such other matters as the Board had considered relevant in the exercise of their reasonable business judgment.

To inform their consideration of the New Agreement, the Independent Trustees received and considered responses by the Adviser and Henderson to inquiries requesting information regarding: Henderson’s structure, operations, financial resources and key personnel; the material aspects of the Merger, the proposed operations of Janus Henderson and its compliance program, code of ethics, trading policies and key management and investment personnel, including each Fund’s portfolio managers; and anticipated changes to the management or operations of the Board and the Funds, including, if applicable, any changes to the Funds’ service providers, advisory fees and expense structure.

In considering the information and materials described above, the Independent Trustees received assistance from, and met separately with, independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the New Investment Management Agreement for each Fund and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. In determining whether to approve the New Investment Management Agreement, the Board considered the best interests of each Fund separately.

In voting to approve the New Investment Management Agreement, the Board considered the overall fairness of the New Investment Management Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by Janus Henderson, (ii) that the investment personnel who currently manage the Funds would continue to manage the Funds as employees of Janus Henderson, (iii) that the fees and expenses of the Funds after the Transaction are expected to remain the same, (iv) the projected profitability of the Funds to Janus Henderson and its affiliates; (v) whether the projected economies of scale would be realized as the

Janus Detroit Street Trust ½ 25

Janus Velocity Volatility Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Funds grow and whether any breakpoints are appropriate at certain asset levels and (vi) other benefits that may accrue Janus Henderson from its relationship with the Funds. The Board also considered that the Transaction might not be consummated if the New Investment Management Agreement was not approved by the Board and the shareholders of each Fund.

Although not meant to be all-inclusive, set forth below is a description of the information and certain factors that were considered by the Board, including the Independent Trustees in deciding to approve the New Investment Management Agreement in respect of each Fund:

The nature, extent and quality of services to be provided by Janus Henderson; personnel and operations of Janus Henderson.

In considering the nature, extent and quality of the services to be provided by Janus Henderson under the New Investment Management Agreement, the Board considered that the terms of the New Investment Management Agreement are substantially similar to the terms of the current investment management agreement. The Board considered that the level of service and manner in which each Fund’s assets are managed were expected to remain the same.

The Board considered that, for a period of time after closing, the Adviser expects that the operations of Janus Henderson, as they relate to the Funds, would be the same as those of the Adviser. The Board considered that the Adviser’s key personnel who provide services to the Funds are expected to provide those same services after the Merger. The Board also noted that the Merger is not expected to result in any change in the structure or operations of the Funds and that the Adviser does not currently anticipate any immediate changes to the Funds’ key service providers.

In evaluating Janus Henderson, the Board considered the history, background, reputation and qualification of the Adviser and Henderson, as well as their personnel and Henderson’s financial condition. The Board considered that Henderson is a global asset management firm that was established in 1934, and that it has a long history of asset management around the world. The Board also considered Henderson’s capabilities, experience, corporate structure and capital resources, as well as the Adviser’s long-term business goals with respect to the Janus Henderson Merger and the Funds.

Based on its consideration and review of the foregoing information, the Board determined that each Fund was likely to benefit from the nature, quality and extent of these services, as well as the Janus Henderson’s ability to render such services based on their experience, personnel, operations and resources.

Cost of the services to be provided and profits to be realized by Janus Henderson from the relationship with the Funds; “fall-out” benefits.

The Board noted that the unitary fee currently in place for each Fund will remain in place and unchanged under the New Investment Management Agreement.

The Board also discussed the anticipated costs and projected profitability of Janus Henderson in connection with its serving as investment adviser to each Fund, including operational costs. In addition, the Board discussed that the Funds’ expenses were not expected to increase materially as a result of the Merger. The Board also noted that Henderson does not currently provide any investment management services to other exchange traded funds. In light of the nature, extent and quality of services proposed to be provided by Janus Henderson and the costs expected to be incurred by Janus Henderson in rendering those services, the Board concluded that the level of fees proposed to be paid to Janus Henderson with respect to the Funds were fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. The Board discussed the promised continued commitment to expand the distribution of Fund shares, and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale.

The Board also noted that since the Trust is newly formed, the eventual aggregate amount of assets was uncertain, and therefore specific information concerning the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale, if any, was difficult to determine. The Board recognized the uncertainty in launching new investment products and estimating future asset levels.

26 ½ APRIL 30, 2017

Janus Velocity Volatility Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Other Benefits to Janus Henderson.

The Board considered other potential benefits that may accrue to Janus Henderson as a result of its relationship with the Funds, which include reputational benefits that may enhance Janus Henderson’s ability to gain business opportunities from other clients.

Conclusion.

No single factor was determinative to the decision of the Board. Based on, but not limited to, the foregoing, and such other matters as were deemed relevant, the Board concluded that the New Investment Management Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the New Investment Management Agreement with respect to the Funds.

Janus Detroit Street Trust ½ 27

Janus Velocity Volatility Hedged Large Cap ETF

Shareholder Meeting

A Special Meeting of Shareholders of the Fund was held on March 17, 2017. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

To approve a new investment advisory agreement.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against/Withhold	Abstain	Broker Non-Votes
43,834,000.000	24,136,002.320	162,686.760	321,491.080	0.000

28 ½ APRIL 30, 2017

Janus Velocity Volatility Hedged Large Cap ETF

Notes

Janus Detroit Street Trust ½ 29

This material must be preceded or accompanied by a prospectus.

Janus is a registered trademark of Janus International Holding LLC. © Janus International Holding LLC.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus or Janus Index & Calculation Services LLC.

125-24-93066 04-17

SEMIANNUAL REPORT

April 30, 2017

The Health and Fitness ETF

Janus Detroit Street Trust

The Health and Fitness ETF (unaudited)

INVESTMENT OBJECTIVE

The Health and Fitness ETF seeks investment results that correspond generally to the performance, before fees and expenses, of an index which is designed to track the performance globally of companies that are positioned to profit from servicing those participating in health and fitness activities, including companies whose business is focused on fitness technology/equipment, sports apparel, nutrition, and sports/fitness facilities.

The Health and Fitness ETF began investment operations on June 8, 2016. The information provided for The Health and Fitness ETF reflects investment activity for the period November 1, 2016 to April 30, 2017.

Janus Detroit Street Trust ½ 1

The Health and Fitness ETF (unaudited)

Fund At A Glance

April 30, 2017

5 Largest Equity Holdings – (% of Net Assets)
NIKE, Inc. – Class B
Textiles, Apparel & Luxury Goods	19.4%
Foot Locker, Inc.
Specialty Retail	4.7%
Adidas AG
Textiles, Apparel & Luxury Goods	4.6%
Vail Resorts, Inc.
Hotels, Restaurants & Leisure	4.6%
Shimano, Inc.
Leisure Equipment & Products	4.6%

37.9%

Sector Allocation – (% of Net Assets)
Consumer, Cyclical	86.3%
Consumer, Non-cyclical	7.6%
Industrial	5.8%
Investment Companies	3.0%
Financial	0.1%

102.8%

Emerging markets comprised 8.7% of total net assets.

Holdings are subject to change without notice.

2 ½ APRIL 30, 2017

The Health and Fitness ETF (unaudited)

Performance

Average Annual Total Return for the periods ended April 30, 2017
	Fiscal Year-to-Date	Since Inception*
The Health and Fitness ETF – NAV	4.76%	5.59%
The Health and Fitness ETF – Market Price	5.11%	5.27%
Solactive Health and Fitness Index	4.97%	6.07%
MSCI All Country World IndexSM	11.76%	12.94%

Total annual expense ratio (estimated) as stated in the February 28, 2017 prospectus: 0.50%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS (52687) or visit janus.com/ETFs.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

The ETF is new and has less than one year of operating history.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Solactive Indices were created by and are maintained by, Solactive AG. For detailed information on how stocks are selected for inclusion in the Underlying Index, see solactive.com. Solactive is not affiliated with Janus or ALPS.

Effective February 28, 2017 Edward Tom, Benjamin Wang and Scott Weiner are Co-Portfolio Managers of the Fund.

*	The Fund commenced operations on June 8, 2016

Janus Detroit Street Trust ½ 3

The Health and Fitness ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period (11/1/16 - 4/30/17)†	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period (11/1/16 - 4/30/17)†	Net Annualized Expense Ratio (11/1/16 - 4/30/17)
$1,000.00	$1,047.60	$2.54	$1,000.00	$1,022.32	$2.51	0.50%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

4 ½ APRIL 30, 2017

The Health and Fitness ETF

Schedule of Investments (unaudited)

April 30, 2017

	Shares	Value
Common Stocks – 99.8%
Auto Components – 0.8%
Fox Factory Holding Corp.*	685	$20,584
Distributors – 0.1%
GOLFZONNEWDIN Co., Ltd.	384	1,920
Very Good Leisure Co., Ltd.	110	1,078

		2,998
Electronic Equipment & Instruments – 0.7%
Fitbit, Inc. - Class A*	3,076	17,595
Food Products – 2.7%
Glanbia PLC	3,632	70,875
Hotels, Restaurants & Leisure – 7.3%
ClubCorp Holdings, Inc.	1,237	16,638
Gym Group PLC	2,126	5,040
Intrawest Resorts Holdings, Inc.*	245	5,777
Planet Fitness, Inc. - Class A	1,105	22,984
Power Wind Health Industry, Inc.	1,000	2,884
Renaissance, Inc.	200	3,310
SkiStar AB	404	8,646
Skydive the Beach Group, Ltd.	4,614	2,226
Tosho Co., Ltd.	100	4,297
Vail Resorts, Inc.	623	123,142

		194,944
Household Durables – 5.1%
Garmin, Ltd.	2,385	121,253
GoPro, Inc. - Class A*,#	1,858	15,329

		136,582
Leisure Equipment & Products – 17.8%
Accell Group	422	14,705
Advanced International Multitech Co., Ltd.	2,000	1,846
Amer Sports Oyj*	2,069	45,849
Black Diamond, Inc.*	402	2,111
Brunswick Corp.	1,721	97,667
Callaway Golf Co.	1,795	21,271
Dunlop Sports Co., Ltd.	200	1,857
Dyaco International, Inc.	1,292	1,655
Giant Manufacturing Co., Ltd.	6,000	36,293
GLOBERIDE, Inc.	200	3,466
Johnson Health Tech Co., Ltd.	3,000	4,176
Johnson Outdoors, Inc. - Class A	157	5,702
KMC Kuei Meng International, Inc.	1,000	4,839
Merida Industry Co., Ltd.	4,000	21,478
Mizuno Corp.	2,000	10,335
Nautilus, Inc.*	580	10,556
Samchuly Bicycle Co., Ltd.	139	1,606
Shimano, Inc.	800	122,221
Sino Golf Holdings, Ltd.*	20,000	861
Snow Peak, Inc.	41	1,124
Thule Group AB	1,925	33,414
Vista Outdoor, Inc.*	1,093	21,379
Yonex Co., Ltd.	900	9,059

		473,470
Personal Products – 4.9%
Herbalife, Ltd.*,#	1,729	109,377
Medifast, Inc.	209	9,681
USANA Health Sciences, Inc.*	225	12,791

		131,849

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 5

The Health and Fitness ETF

Schedule of Investments (unaudited)

April 30, 2017

	Shares	Value
Common Stocks – (continued)
Specialty Retail – 17.5%
Alpen Co., Ltd.	300	$ 5,380
Asahi Co., Ltd.	300	3,840
Big 5 Sporting Goods Corp.	397	6,114
Cabela’s, Inc.*	961	52,471
Dick’s Sporting Goods, Inc.	1,660	83,913
Finish Line, Inc. - Class A	768	12,142
Foot Locker, Inc.	1,612	124,672
GNC Holdings, Inc. - Class A	1,300	10,114
Hibbett Sports, Inc.*	438	11,388
Holdsport, Ltd.	579	2,738
JD Sports Fashion PLC	16,674	95,995
Sports Direct International PLC*	4,486	17,800
Sportsman’s Warehouse Holdings, Inc.*	686	2,806
Vitamin Shoppe, Inc.*	455	8,781
Xebio Holdings Co., Ltd.	500	8,312
XXL ASA	1,845	19,922

		466,388
Textiles, Apparel & Luxury Goods – 42.9%
361 Degrees International, Ltd.	39,000	13,138
Adidas AG	615	123,159
ANTA Sports Products, Ltd.	20,000	56,187
Asics Corp.	2,900	51,277
China Dongxiang Group Co., Ltd.	61,000	11,608
Columbia Sportswear Co.	556	31,481
Descente, Ltd.	700	8,496
Eagle Nice International Holdings, Ltd.	4,000	1,152
Feng TAY Enterprise Co., Ltd.	10,000	38,447
Fila Korea, Ltd.	188	11,466
Fulgent Sun International Holding Co., Ltd.	1,432	3,612
Goldwin, Inc.	100	5,248
HOSA International, Ltd.	14,000	4,410
Li Ning Co., Ltd.*	30,000	19,749
Lululemon Athletica, Inc.*	1,873	97,396
NIKE, Inc. - Class B	9,341	517,585
Shaw Brothers Holdings, Ltd.*	16,000	1,358
Under Armour, Inc. - Class A*,#	3,271	70,294
Win Hanverky Holdings, Ltd.	8,000	1,162
Xtep International Holdings, Ltd.	17,000	6,776
Youngone Corp.	423	12,602
Yue Yuen Industrial Holdings, Ltd.	14,000	55,352

		1,141,955
Total Common Stocks (cost $2,618,688)		2,657,240
Investment Companies – 3.0%
Investments Purchased with Cash Collateral from Securities Lending – 2.9%
Janus Cash Collateral Fund LLC, 0.7606% ºº,£	76,005	76,005
Money Markets – 0.1%
State Street Institutional U.S. Government Money Market Fund	2,528	2,528
Total Investment Companies (cost $78,533)		78,533
Total Investments (total cost $2,697,221) – 102.8%		2,735,773
Liabilities, net of Cash, Receivables and Other Assets – (2.8%)		(73,919)
Net Assets - 100%		$2,661,854

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ APRIL 30, 2017

The Health and Fitness ETF

Schedule of Investments (unaudited)

April 30, 2017

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$1,620,274	59.2%
Japan	238,222	8.7
Germany	123,159	4.5
Switzerland	121,253	4.4
United Kingdom	118,835	4.4
Taiwan, Province Of China	115,230	4.2
China	113,226	4.1
Ireland	70,875	2.6
Hong Kong	58,527	2.2
Finland	45,849	1.7
Sweden	42,060	1.5
South Korea	28,672	1.1
Norway	19,922	0.7
Netherlands	14,705	0.5
South Africa	2,738	0.1
Australia	2,226	0.1
Total	$2,735,773	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

The Health and Fitness ETF

Notes to Schedule of Investments and Other Information (unaudited)

Solactive Health and Fitness Index	Solactive Health and Fitness Index is designed to track the performance of companies globally that are positioned to profit from servicing those participating in health and fitness activities, including: companies whose business is focused on fitness technology/equipment, sports apparel, nutrition, and sports/fitness facilities.

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

LLC	Limited Liability Company

PLC	Public Limited Company

*	Non-income producing security.

#	Loaned security; a portion of the security is on loan at April 30, 2017.

ºº	Rate shown is the 7-day yield as of April 30, 2017.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended April 30, 2017. Unless otherwise indicated, all information in the table is for the period ended April 30, 2017.

	Share Balance at 10/31/16	Purchases	Sales	Share Balance at 4/30/17	Realized Gain/(Loss)	Dividend Income	Value at 4/30/17
Janus Cash Collateral Fund LLC	—	233,199	(157,194)	76,005	$—	$1,032(1)	$76,005
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of April 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$2,657,240	$—	$—
Investment Companies	—	78,533	—

Total Assets	$2,657,240	$78,533	$—

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 ½ APRIL 30, 2017

The Health and Fitness ETF

Statement of Assets and Liabilities (unaudited)

April 30, 2017

Assets:
Investments, at cost	$2,697,221
Unaffiliated investments, at value(1)	2,659,768
Affiliated investments, at value	76,005
Cash denominated in foreign currency(2)	207
Receivables:
Investments sold	478,968
Dividends	2,194
Total Assets	3,217,142
Liabilities:
Collateral on securities loaned (Note 2)	76,005
Payables:
Investments purchased	478,281
Management fees	1,002
Total Liabilities	555,288
Net Assets	$2,661,854
Net Assets Consists of:
Capital (par value and paid-in surplus)	$2,535,248
Undistributed net investment income/(loss)	2,284
Undistributed net realized gain/(loss) from investments and foreign currency transactions	85,439
Unrealized net appreciation/(depreciation) on investments and foreign currency translations	38,883
Total Net Assets	$2,661,854
Net Assets	$2,661,854
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	100,001
Net Asset Value Per Share	$26.62

(1)	Includes $74,081 of securities on loan. See Note 2 in Notes to Financial Statements.
(2)	Includes cost of $207.

See Notes to Financial Statements.

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The Health and Fitness ETF

Statement of Operations (unaudited)

For the period ended April 30, 2017

Investment Income:
Dividends	$15,980
Affiliated securities lending income, net	1,032
Foreign tax withheld	(738)
Total Investment Income	16,274
Expenses:
Management Fees	6,332
Total Expenses	6,332
Net Investment Income/(Loss)	9,942
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$88,315
Total Net Realized Gain/(Loss) on Investments	$88,315
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	$22,953
Total Change in Unrealized Net Appreciation/Depreciation	22,953
Net Increase/(Decrease) in Net Assets Resulting from Operations	$121,210

See Notes to Financial Statements.

10 ½ APRIL 30, 2017

The Health and Fitness ETF

Statements of Changes in Net Assets

	Period Ended April 30, 2017 (unaudited)	Period Ended October 31, 2016(1)
Operations:
Net investment income/(loss)	$9,942	$5,800
Net realized gain/(loss) on investments	88,315	(2,281)
Change in unrealized net appreciation/depreciation	22,953	15,930
Net Increase/(Decrease) in Net Assets Resulting from Operations	121,210	19,449
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(8,000)	(6,053)
Capital Share Transactions	—	2,535,248
Net Increase/(Decrease) in Net Assets	113,210	2,548,644
Net Assets:
Beginning of period	2,548,644	—
End of period	$2,661,854	$2,548,644

Undistributed Net Investment Income/(Loss)	$2,284	$342

(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.

See Notes to Financial Statements.

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The Health and Fitness ETF

Financial Highlights

For a share outstanding during the period ended April 30, 2017 (unaudited) and each period ended October 31	2017	2016(1)
Net Asset Value, Beginning of Period	$25.49	$25.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.10	0.06
Net realized and unrealized gain/(loss)	1.11	0.14
Total from Investment Operations	1.21	0.20
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.06)
Total Dividends and Distributions	(0.08)	(0.06)
Net Asset Value, End of Period	$26.62	$25.49
Total Return*	4.76%	0.79%
Net assets, End of period (in thousands)	$2,662	$2,549
Average Net Assets for the Period (in thousands)	$2,554	$2,611
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	0.79%	0.56%
Portfolio Turnover Rate(3)	26%	21%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

12 ½ APRIL 30, 2017

The Health and Fitness ETF

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

The Health and Fitness ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers ten Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of an index (“Underlying Index”) which is designed to track the performance of companies globally that are positioned to profit from servicing those participating in health and fitness activities, including companies whose business is focused on fitness technology/equipment, sports apparel, nutrition, and sports/fitness facilities. The Fund is classified as nondiversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (100,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”), and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

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Notes to Financial Statements (unaudited)

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of April 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date

14 ½ APRIL 30, 2017

The Health and Fitness ETF

Notes to Financial Statements (unaudited)

of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others,

Janus Detroit Street Trust ½ 15

The Health and Fitness ETF

Notes to Financial Statements (unaudited)

including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/ or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest its assets in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, the Fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. The Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and

16 ½ APRIL 30, 2017

The Health and Fitness ETF

Notes to Financial Statements (unaudited)

derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$74,081	$—	$(74,081)	$—

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally

Janus Detroit Street Trust ½ 17

The Health and Fitness ETF

Notes to Financial Statements (unaudited)

subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of April 30, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $74,081 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of April 30, 2017 is $76,005, resulting in the net amount due to the counterparty of $1,924.

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.50% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund. Pursuant to agreements with Janus Capital on behalf of the Fund, State Street Global Markets, an affiliate of State Street, may execute portfolio transactions for the Fund, including but not limited to, transactions in connection with cash in lieu transactions for non-US securities.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of April 30, 2017, Janus Capital owned 1 share or less than 0.01% of the Fund.

18 ½ APRIL 30, 2017

The Health and Fitness ETF

Notes to Financial Statements (unaudited)

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the period ended October 31, 2016 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(2,526)	$—	$(2,526)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$2,698,074	$219,325	$(181,626)	$37,699

5. Capital Share Transactions

	Period Ended April 30, 2017		Period Ended October 31, 2016(1)
	Shares	Amount	Shares	Amount
Shares sold	—	$—	100,001	$2,535,248
Shares repurchased	—	—	—	—
Net Increase/(Decrease)	—	$—	100,001	$2,535,248

(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.

6. Purchases and Sales of Investment Securities

For the period ended April 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$676,314	$653,743	$—	$—

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of

Janus Detroit Street Trust ½ 19

The Health and Fitness ETF

Notes to Financial Statements (unaudited)

Henderson intends to merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger would cause such advisory agreement to terminate automatically in accordance with its terms. On October 24, 2016, the Fund’s Board of Trustees approved a new advisory agreement with Janus Capital on behalf of the Fund after taking into consideration the anticipated post-merger ownership structure of Janus Capital (“Post-Merger Advisory Agreement”). At the same meeting, the Trustees also approved submitting the Post-Merger Advisory Agreement to the Fund’s shareholders for approval.

On April 18, 2017, shareholders of the Fund approved the Post-Merger Agreement with Janus Capital, which will take effect upon the consummation of the Merger.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to April 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

The Merger of JCGI and Henderson was completed on May 30, 2017. The Post-Merger Advisory Agreement went into effect on May 30, 2017.

20 ½ APRIL 30, 2017

The Health and Fitness ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Licensing Agreements

Solactive AG (“Solactive”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Solactive to use the Underlying Index.

Neither Solactive nor any of its affiliates make any representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Solactive without regard to Janus Capital or the Fund. Solactive has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Solactive is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH SOLACTIVE SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. SOLACTIVE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. SOLACTIVE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Janus Detroit Street Trust ½ 21

The Health and Fitness ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD FOR THE ORGANICS ETF, THE LONG-TERM CARE ETF, THE OBESITY ETF, AND THE HEALTH AND FITNESS ETF

The Trustees of the Trust, the majority of are Independent Trustees, met on April 18, 2016 to consider the proposed investment management agreement (the “Investment Management Agreement”) for The Organics ETF, The Long-Term Care ETF, The Obesity ETF, and The Health and Fitness ETF (each a “New Thematic Fund” and collectively, the “New Thematic Funds”). In the course of their consideration of the Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the Board Materials and other information from counsel and from the Adviser, including: (i) a copy of the form of Investment Management Agreement with respect to the Adviser’s management of the assets of each New Thematic Fund; (ii) information describing the nature, quality and extent of the services that the Adviser will provide to the New Thematic Fund, and the fees the Adviser will charge to the New Thematic Funds; (iii) information concerning the Adviser’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each New Thematic Fund’s anticipated advisory fee and operating expenses; (v) a copy of the Adviser’s current Form ADV; and (vi) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also received information comparing the advisory fees and expenses of the New Thematic Funds to those from fund complexes that were defined as competitors.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services to be provided to each New Fund by the Adviser; the Adviser’s personnel and operations; each New Thematic Fund’s proposed expense level; the anticipated profitability to the Adviser under the Investment Management Agreement at certain asset levels; any “fall-out” benefits to the Adviser and its affiliates (i.e., any ancillary benefits anticipated to be realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); the effect of asset growth on each New Thematic Fund’s expenses; and possible conflicts of interest.

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the New Thematic Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by the New Thematic Funds therefor, the New Thematic Funds and the Adviser may potentially benefit from their relationship with each other in other ways. The Trustees concluded that the success of the New Thematic Funds could attract other business to the Adviser or other Janus funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the New Thematic Funds.

The Board, including the Independent Trustees, considered the following in respect of each New Thematic Fund:

The nature, extent and quality of services to be provided by the Adviser; personnel and operations of the Adviser.

The Board reviewed the services that the Adviser would provide to each New Thematic Fund. In connection with the investment advisory services to be provided by the Adviser, the Board noted the responsibilities that the Adviser would have as the Funds’ investment adviser, including: the overall supervisory responsibility for the general management and investment of each New Fund’s securities portfolio; providing oversight of the investment performance and processes and compliance with the New Thematic Fund’s investment objectives, policies and limitations; the implementation of the investment management program of each New Thematic Fund; the management of the day-to-day investment and reinvestment of the assets of each New Thematic Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of New Thematic Fund shares conducted on a cash-in-lieu basis; the responsibility for daily monitoring of tracking error and quarterly reporting to the Board; the review of brokerage matters; the oversight of general portfolio compliance with relevant law; and the implementation of Board directives as they relate to the New Thematic Funds.

The Board reviewed the Adviser’s experience, resources and strengths in managing other pooled investment vehicles, including the Adviser’s personnel. Based on its consideration and review of the foregoing information, the Board determined that each New Thematic Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on their experience, personnel, operations and resources.

22 ½ APRIL 30, 2017

The Health and Fitness ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, and the cost of the services to be provided and profits to be realized by the Adviser from the relationship with the New Thematic Funds; “fall-out” benefits.

The Board then compared both the services to be rendered and the proposed fees to be paid under other contracts of the Adviser, and under contracts of other investment advisers with respect to similar ETFs. In particular, the Board compared each New Thematic Fund’s proposed advisory fee and projected expense ratio to other investment companies considered to be in that New Thematic Fund’s peer group. The Board also received and considered information about the fee rates charged to other accounts and clients that are managed by the Adviser, including information about the differences in services provided to the non-registered investment company clients, noting that the New Thematic Funds had no other comparable equivalents at the Adviser. The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to each New Thematic Fund, including operational costs. In addition, the Board discussed the entrepreneurial risk undertaken by the Adviser in creating the Trust. After comparing each New Thematic Fund’s proposed fees with those of other funds in each New Thematic Fund’s peer group, and in light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the New Thematic Funds were fair and reasonable.

The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the New Thematic Funds, but that such benefits are not easily quantifiable.

The extent to which economies of scale would be realized as the New Thematic Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. Since the New Thematic Funds had not commenced operations, the eventual aggregate amount of assets was uncertain, and the Adviser was not able to provide the Board with specific information concerning the extent to which economies of scale could be realized as each New Thematic Fund grows, and whether fee levels would reflect such economies of scale, if any. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels.

Investment performance of the New Thematic Funds and the Adviser.

Because each New Thematic Fund had not commenced operations and has an investment objective to track an index, the Board did not consider the investment performance of the New Thematic Fund or the Adviser.

Conclusion.

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to each New Thematic Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. The Board also found the proposed advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar actual or anticipated size. As a result, the Board concluded that the initial approval of the Investment Management Agreement was in the best interests of each New Thematic Fund.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the Investment Management Agreement for each New Thematic Fund.

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD WITH THE ADVISER POST-MERGER

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (the “Adviser”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals. The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms.

Janus Detroit Street Trust ½ 23

The Health and Fitness ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

The Trustees of the Trust, the majority of whom are Independent Trustees met on October 24, 2016, and at various times in advance of that date, which meeting was called for the purpose of considering the proposed investment management agreement (the “New Investment Management Agreement”) between the Adviser as a subsidiary of Henderson following the consummation of the Merger and the following series of the Trust: Janus Small Cap Growth Alpha ETF, Janus Small/Mid Cap Growth Alpha ETF, The Organics ETF, The Long-Term Care ETF, The Obesity ETF, The Health and Fitness ETF, Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “Fund” and collectively, the “Funds”). The Independent Trustees met with representatives of the Adviser to discuss the anticipated effects of the Merger. During these meetings, the Adviser indicated its belief that the Merger would not adversely affect the continued operation of the Funds or the capabilities of the investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. The Adviser also indicated that it believed that the Merger could provide certain benefits to the Funds but that there could be no assurance as to any particular benefits that might result.

In the course of their consideration of the New Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the New Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the board materials (the “Materials”) and other information provided in advance of the meeting from counsel, the Adviser, as well as from Henderson, including: (i) a copy of the form of New Investment Management Agreement, with respect to the Adviser’s management of the assets of each Fund; (ii) information describing the nature, quality and extent of the services that will be provided to each Fund, and the fees that will be charged to the Funds; (iii) information concerning the Adviser’s and Henderson’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each Fund’s anticipated advisory fee and operating expenses; (v) information concerning the anticipated structure of the post-Merger entity (“Janus Henderson”); and (v) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also noted the information previously provided to the Board during 2016 related to the initial approvals of each Fund.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including, among other matters:

1)	That the material terms regarding advisory services pursuant to the New Investment Management Agreement are substantially identical to the terms of the current investment management agreement with the Adviser;

2)	That there is not expected to be any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders by Janus Henderson, including compliance services;

3)	The commitment of the Adviser to retain key personnel currently employed by the Adviser who provide services to the Funds;

4)	That the manner in which each Fund’s assets are managed would not change as a result of the Merger, and that the same portfolio managers managing each Fund’s assets are expected to continue to do so after the Merger;

5)	The terms and conditions of the New Investment Management Agreement, including the current advisory fee rates and operational expenses, are the same as the current fee rates under the current investment management agreement;

6)	That each Fund’s expense ratios are not expected to increase as a result of the Merger or approval of the New Investment Management Agreement;

7)	That the fees and expense ratios of the Funds relative to comparable investment companies continued to be reasonable given the quality of services provided;

8)	The history, reputation, qualification and background of Henderson, as well as its financial condition;

24 ½ APRIL 30, 2017

The Health and Fitness ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

9)	The reputation, financial strength, corporate structure and capital resources of Henderson and its investment advisory subsidiaries and the anticipated financial strength of Janus Henderson;

10)	The long-term business goals of the Adviser and Henderson with respect to the Funds;

11)	That, pursuant to the terms of the Merger, Henderson has acknowledged the Advisor’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Merger;

12)	That shareholders would not bear any costs in connection with the Merger, that the Adviser will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Merger and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Merger;

13)	The Adviser’s commitment to provide resources to the Funds and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale; and

14)	That the Adviser and Henderson would derive benefits from the Merger and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

In connection with their consideration of the New Investment Advisory Agreement on October 24 2016, the Board noted that, in February 2016, April 2016 and October 2016, the Board had initially approved the respective Funds’ current investment advisory agreements. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Adviser had the capabilities, resources and personnel necessary to provide the services to each Fund required under the current investment advisory agreement, and the advisory fee rates paid by each Fund, taking into account the unitary fees charged to the Funds, represented reasonable compensation to the Adviser in light of the services provided. The Trustees noted that the Board also considered the cost to the Adviser of providing those services, potential economies of scale as each Fund’s assets grow, the fees and expenses paid by other comparable funds, and such other matters as the Board had considered relevant in the exercise of their reasonable business judgment.

To inform their consideration of the New Agreement, the Independent Trustees received and considered responses by the Adviser and Henderson to inquiries requesting information regarding: Henderson’s structure, operations, financial resources and key personnel; the material aspects of the Merger, the proposed operations of Janus Henderson and its compliance program, code of ethics, trading policies and key management and investment personnel, including each Fund’s portfolio managers; and anticipated changes to the management or operations of the Board and the Funds, including, if applicable, any changes to the Funds’ service providers, advisory fees and expense structure.

In considering the information and materials described above, the Independent Trustees received assistance from, and met separately with, independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the New Investment Management Agreement for each Fund and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. In determining whether to approve the New Investment Management Agreement, the Board considered the best interests of each Fund separately.

In voting to approve the New Investment Management Agreement, the Board considered the overall fairness of the New Investment Management Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by Janus Henderson, (ii) that the investment personnel who currently manage the Funds would continue to manage the Funds as employees of Janus Henderson, (iii) that the fees and expenses of the Funds after the Transaction are expected to remain the same, (iv) the projected profitability of the Funds to Janus Henderson and its affiliates; (v) whether the projected economies of scale would be realized as the Funds grow and whether any breakpoints are appropriate at certain asset levels and (vi) other benefits that may accrue Janus Henderson from its relationship with the Funds. The Board also considered that the Transaction might not be consummated if the New Investment Management Agreement was not approved by the Board and the shareholders of each Fund.

Janus Detroit Street Trust ½ 25

The Health and Fitness ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Although not meant to be all-inclusive, set forth below is a description of the information and certain factors that were considered by the Board, including the Independent Trustees in deciding to approve the New Investment Management Agreement in respect of each Fund:

The nature, extent and quality of services to be provided by Janus Henderson; personnel and operations of Janus Henderson.

In considering the nature, extent and quality of the services to be provided by Janus Henderson under the New Investment Management Agreement, the Board considered that the terms of the New Investment Management Agreement are substantially similar to the terms of the current investment management agreement. The Board considered that the level of service and manner in which each Fund’s assets are managed were expected to remain the same.

The Board considered that, for a period of time after closing, the Adviser expects that the operations of Janus Henderson, as they relate to the Funds, would be the same as those of the Adviser. The Board considered that the Adviser’s key personnel who provide services to the Funds are expected to provide those same services after the Merger. The Board also noted that the Merger is not expected to result in any change in the structure or operations of the Funds and that the Adviser does not currently anticipate any immediate changes to the Funds’ key service providers.

In evaluating Janus Henderson, the Board considered the history, background, reputation and qualification of the Adviser and Henderson, as well as their personnel and Henderson’s financial condition. The Board considered that Henderson is a global asset management firm that was established in 1934, and that it has a long history of asset management around the world. The Board also considered Henderson’s capabilities, experience, corporate structure and capital resources, as well as the Adviser’s long-term business goals with respect to the Janus Henderson Merger and the Funds.

Based on its consideration and review of the foregoing information, the Board determined that each Fund was likely to benefit from the nature, quality and extent of these services, as well as the Janus Henderson’s ability to render such services based on their experience, personnel, operations and resources.

Cost of the services to be provided and profits to be realized by Janus Henderson from the relationship with the Funds; “fall-out” benefits.

The Board noted that the unitary fee currently in place for each Fund will remain in place and unchanged under the New Investment Management Agreement.

The Board also discussed the anticipated costs and projected profitability of Janus Henderson in connection with its serving as investment adviser to each Fund, including operational costs. In addition, the Board discussed that the Funds’ expenses were not expected to increase materially as a result of the Merger. The Board also noted that Henderson does not currently provide any investment management services to other exchange traded funds. In light of the nature, extent and quality of services proposed to be provided by Janus Henderson and the costs expected to be incurred by Janus Henderson in rendering those services, the Board concluded that the level of fees proposed to be paid to Janus Henderson with respect to the Funds were fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. The Board discussed the promised continued commitment to expand the distribution of Fund shares, and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale.

The Board also noted that since the Trust is newly formed, the eventual aggregate amount of assets was uncertain, and therefore specific information concerning the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale, if any, was difficult to determine. The Board recognized the uncertainty in launching new investment products and estimating future asset levels.

Other Benefits to Janus Henderson.

The Board considered other potential benefits that may accrue to Janus Henderson as a result of its relationship with the Funds, which include reputational benefits that may enhance Janus Henderson’s ability to gain business opportunities from other clients.

26 ½ APRIL 30, 2017

The Health and Fitness ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Conclusion.

No single factor was determinative to the decision of the Board. Based on, but not limited to, the foregoing, and such other matters as were deemed relevant, the Board concluded that the New Investment Management Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the New Investment Management Agreement with respect to the Funds.

Janus Detroit Street Trust ½ 27

The Health and Fitness ETF

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on March 17, 2017 and adjourned and reconvened on April 6, 2017 and April 18, 2017. At the meetings, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meetings. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

To approve a new investment advisory agreement.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against/Withhold	Abstain	Broker Non-Votes
2,528,000.000	2,112,497.920	0.000	65,020.160	0.000

28 ½ APRIL 30, 2017

The Health and Fitness ETF

Notes

Janus Detroit Street Trust ½ 29

This material must be preceded or accompanied by a prospectus.

Janus is a registered trademark of Janus International Holding LLC. © Janus International Holding LLC.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus.

125-24-93068 04-17

SEMIANNUAL REPORT

April 30, 2017

The Long-Term Care ETF

Janus Detroit Street Trust

The Long-Term Care ETF (unaudited)

INVESTMENT OBJECTIVE

The Long-Term Care ETF seeks investment results that correspond generally to the performance, before fees and expenses, of an index which is designed to track the performance of companies globally that are positioned to profit from providing long-term care to the aging population, including companies owning or operating senior living facilities, nursing services, specialty hospitals, and senior housing, biotech companies for age-related illnesses, and companies that sell products and services to such facilities.

The Long-Term Care ETF began investment operations on June 8, 2016. The information provided for The Long-Term Care ETF reflects investment activity for the period November 1, 2016 to April 30, 2017.

Janus Detroit Street Trust ½ 1

The Long-Term Care ETF (unaudited)

Fund At A Glance

April 30, 2017

5 Largest Equity Holdings – (% of Net Assets)
Ventas, Inc.
Equity Real Estate Investment Trusts (REITs)	19.8%
Welltower, Inc.
Equity Real Estate Investment Trusts (REITs)	19.7%
Orpea
Health Care Providers & Services	4.8%
Senior Housing Properties Trust
Equity Real Estate Investment Trusts (REITs)	4.5%
HCP, Inc.
Equity Real Estate Investment Trusts (REITs)	4.4%

53.2%

Sector Allocation – (% of Net Assets)
Financial	69.2%
Consumer, Non-cyclical	29.3%
Communications	1.1%
Consumer, Cyclical	0.3%
Investment Companies	0.0%

99.9%

Holdings are subject to change without notice.

2 ½ APRIL 30, 2017

The Long-Term Care ETF (unaudited)

Performance

Average Annual Total Return for the periods ended April 30, 2017
	Fiscal Year-to-Date	Since Inception*
The Long-Term Care ETF – NAV	4.40%	1.73%
The Long-Term Care ETF – Market Price	5.10%	2.54%
Solactive Long-Term Care Index	4.76%	2.24%
MSCI All Country World IndexSM	11.76%	12.94%

Total annual expense ratio (estimated) as stated in the February 28, 2017 prospectus: 0.50%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS (52687) or visit janus.com/ETFs.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

The ETF is new and has less than one year of operating history.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Solactive Indices were created by and are maintained by, Solactive AG. For detailed information on how stocks are selected for inclusion in the Underlying Index, see solactive.com. Solactive is not affiliated with Janus or ALPS.

Effective February 28, 2017 Edward Tom, Benjamin Wang and Scott Weiner are Co-Portfolio Managers of the Fund.

*	The Fund commenced operations on June 8, 2016.

Janus Detroit Street Trust ½ 3

The Long-Term Care ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period (11/1/16 - 4/30/17)†	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period (11/1/16 - 4/30/17)†	Net Annualized Expense Ratio (11/1/16 - 4/30/17)
$1,000.00	$1,044.00	$2.53	$1,000.00	$1,022.32	$2.51	0.50%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

4 ½ APRIL 30, 2017

The Long-Term Care ETF

Schedule of Investments (unaudited)

April 30, 2017

	Shares	Value
Common Stocks – 99.9%
Equity Real Estate Investment Trusts (REITs) – 66.3%
Aedifica SA	1,162	$91,308
CareTrust, Inc.	4,461	75,926
HCP, Inc.	7,086	222,146
Ingenia Communities Group	11,756	24,089
LTC Properties, Inc.	2,623	125,484
National Health Investors, Inc.	2,594	189,803
New Senior Investment Group, Inc.	5,314	55,372
Omega Healthcare Investors, Inc.	6,637	219,021
Sabra Health Care, Inc.	4,274	116,210
Senior Housing Properties Trust	10,397	223,744
Ventas, Inc.	15,441	988,379
Welltower, Inc.	13,789	985,086

		3,316,568
Health Care Providers & Services – 32.2%
Almost Family, Inc.*	830	41,210
Amedisys, Inc.*	2,208	119,674
Arvida Group, Ltd.	18,194	16,114
Brookdale Senior Living, Inc.*	12,259	159,244
Capital Senior Living Corp.*	1,871	26,138
Chartwell Retirement Residences	12,713	144,489
Ensign Group, Inc.	3,218	57,763
Estia Health, Ltd.	14,900	34,097
Extendicare, Inc.	5,933	43,349
Five Star Senior Living, Inc.*	2,722	5,172
Genesis Healthcare, Inc.*	2,931	7,093
Japara Healthcare, Ltd.	16,171	25,034
Kindred Healthcare, Inc.	5,547	53,251
Korian SA	5,379	173,234
LHC Group, Inc.*	1,090	58,969
Metlifecare, Ltd.	14,145	56,422
N Field Co., Ltd.	700	8,396
National HealthCare Corp.	610	45,396
Orpea	2,370	241,977
Regis Healthcare, Ltd.	9,004	30,234
Ryman Healthcare, Ltd.	26,430	156,596
Sienna Senior Living, Inc.	3,057	38,411
Summerset Group Holdings, Ltd.	14,434	51,530
Tsukui Corp.	3,300	18,710

		1,612,503
Internet Software & Services – 1.1%
SMS Co., Ltd.	2,100	55,896
Real Estate Management & Development – 0.3%
Lifestyle Communities, Ltd.	4,787	14,033
Total Common Stocks (cost $4,936,336)		4,999,000
Investment Companies – 0.0%
Money Markets – 0.0%
State Street Institutional U.S. Government Money Market Fund (cost $505)	505	505
Total Investments (total cost $4,936,841) – 99.9%		4,999,505
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		4,928
Net Assets – 100%		$5,004,433

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 5

The Long-Term Care ETF

Schedule of Investments (unaudited)

April 30, 2017

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$3,775,586	75.5%
France	415,211	8.3
New Zealand	280,662	5.6
Canada	226,249	4.5
Australia	127,487	2.6
Belgium	91,308	1.8
Japan	83,002	1.7
Total	$4,999,505	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ APRIL 30, 2017

The Long-Term Care ETF

Notes to Schedule of Investments and Other Information (unaudited)

Solactive Long-Term Care Index	Solactive Long-Term Care Index is designed to track the performance of companies globally that are positioned to profit from providing long-term care to the aging population, including: companies owning or operating senior living facilities, nursing services, specialty hospitals, and senior housing, biotech companies for age-related illnesses and companies that sell products and services to such facilities.

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of April 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$4,999,000	$—	$—
Investment Companies	—	505	—

Total Assets	$4,999,000	$505	$—

Janus Detroit Street Trust ½ 7

The Long-Term Care ETF

Statement of Assets and Liabilities (unaudited)

April 30, 2017

Assets:
Investments, at cost	$4,936,841
Investments, at value	4,999,505
Cash denominated in foreign currency(1)	661
Receivables:
Investments sold	75,380
Dividends	13,992
Total Assets	5,089,538
Liabilities:
Payables:
Investments purchased	83,176
Management fees	1,929
Total Liabilities	85,105
Net Assets	$5,004,433
Net Assets Consists of:
Capital (par value and paid-in surplus)	$4,961,204
Undistributed net investment income/(loss)	20,182
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(39,662)
Unrealized net appreciation/(depreciation) on investments and foreign currency translations	62,709
Total Net Assets	$5,004,433
Net Assets	$5,004,433
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	200,001
Net Asset Value Per Share	$25.02

(1)	Includes cost of $661.

See Notes to Financial Statements.

8 ½ APRIL 30, 2017

The Long-Term Care ETF

Statement of Operations (unaudited)

For the period ended April 30, 2017

Investment Income:
Dividends	$137,383
Foreign tax withheld	(1,461)
Total Investment Income	135,922
Expenses:
Management Fees	11,841
Total Expenses	11,841
Net Investment Income/(Loss)	124,081
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(39,424)
Total Net Realized Gain/(Loss) on Investments	$(39,424)
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	125,375
Total Change in Unrealized Net Appreciation/Depreciation	$125,375
Net Increase/(Decrease) in Net Assets Resulting from Operations	$210,032

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

The Long-Term Care ETF

Statements of Changes in Net Assets

	Period Ended April 30, 2017 (unaudited)	Period Ended October 31, 2016(1)
Operations:
Net investment income/(loss)	$124,081	$21,416
Net realized gain/(loss) on investments	(39,424)	(263)
Change in unrealized net appreciation/depreciation	125,375	(62,666)
Net Increase/(Decrease) in Net Assets Resulting from Operations	210,032	(41,513)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(103,899)	(21,391)
Return of Capital on Dividends from Net Investment Income	—	(4,470)
Capital Share Transactions	—	4,965,674
Net Increase/(Decrease) in Net Assets	106,133	4,898,300
Net Assets:
Beginning of period	4,898,300	—
End of period	$5,004,433	$4,898,300

Undistributed Net Investment Income/(Loss)	$20,182	$—

(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.

See Notes to Financial Statements.

10 ½ APRIL 30, 2017

The Long-Term Care ETF

Financial Highlights

For a share outstanding during the period ended April 30, 2017 (unaudited) and each period ended October 31	2017	2016(1)
Net Asset Value, Beginning of Period	$24.49	$25.38
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.62	0.21
Net realized and unrealized gain/(loss)	0.43	(0.84)
Total from Investment Operations	1.05	(0.63)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.52)	(0.21)
Return of Capital	—	(0.05)
Total Dividends and Distributions	(0.52)	(0.26)
Net Asset Value, End of Period	$25.02	$24.49
Total Return*	4.40%	(2.56)%
Net assets, End of period (in thousands)	$5,004	$4,898
Average Net Assets for the Period (in thousands)	$4,776	$2,627
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	5.24%	2.07%
Portfolio Turnover Rate(3)	10%	5%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

The Long-Term Care ETF

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

The Long-Term Care ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers ten Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of an index (“Underlying Index”) which is designed to track the performance of companies globally that are positioned to profit from providing long-term care to the aging population, including companies owning or operating senior living facilities, nursing services, specialty hospitals, and senior housing, biotech companies for age-related illnesses, and companies that sell products and services to such facilities. The Fund is classified as nondiversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (100,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”), and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

12 ½ APRIL 30, 2017

The Long-Term Care ETF

Notes to Financial Statements (unaudited)

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of April 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date

Janus Detroit Street Trust ½ 13

The Long-Term Care ETF

Notes to Financial Statements (unaudited)

of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many

14 ½ APRIL 30, 2017

The Long-Term Care ETF

Notes to Financial Statements (unaudited)

non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/ or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

Within the parameters of its specific investment policies, the Fund may invest in REITs. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred and convertible securities of issuers in real estate-related industries. A REIT is a trust that invests in real estate related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.50% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund. Pursuant to agreements with Janus Capital on behalf of the Fund, State Street Global Markets, an affiliate of State Street, may execute portfolio transactions for the Fund, including but not limited to, transactions in connection with cash in lieu transactions for non-US securities.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such

Janus Detroit Street Trust ½ 15

The Long-Term Care ETF

Notes to Financial Statements (unaudited)

entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of April 30, 2017, Janus Capital owned 1 share or less than 0.01% of the Fund.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the period ended October 31, 2016 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(72)	$—	$(72)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$4,942,841	$202,378	$(145,714)	$56,664

5. Capital Share Transactions

	Period Ended April 30, 2017		Period Ended October 31, 2016(1)
	Shares	Amount	Shares	Amount
Shares sold	—	$—	200,001	$4,965,674
Shares repurchased	—	—	—	—
Net Increase/(Decrease)	—	$—	200,001	$4,965,674

(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.

6. Purchases and Sales of Investment Securities

For the period ended April 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$496,722	$505,173	$—	$—

16 ½ APRIL 30, 2017

The Long-Term Care ETF

Notes to Financial Statements (unaudited)

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson intends to merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger would cause such advisory agreement to terminate automatically in accordance with its terms. On October 24, 2016, the Fund’s Board of Trustees approved a new advisory agreement with Janus Capital on behalf of the Fund after taking into consideration the anticipated post-merger ownership structure of Janus Capital (“Post-Merger Advisory Agreement”). At the same meeting, the Trustees also approved submitting the Post-Merger Advisory Agreement to the Fund’s shareholders for approval.

On April 18, 2017, shareholders of the Fund approved the Post-Merger Agreement with Janus Capital, which will take effect upon the consummation of the Merger.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to April 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

The Merger of JCGI and Henderson was completed on May 30, 2017. The Post-Merger Advisory Agreement went into effect on May 30, 2017.

Janus Detroit Street Trust ½ 17

The Long-Term Care ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Licensing Agreements

Solactive AG (“Solactive”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Solactive to use the Underlying Index.

Neither Solactive nor any of its affiliates make any representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Solactive without regard to Janus Capital or the Fund. Solactive has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Solactive is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH SOLACTIVE SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. SOLACTIVE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE

USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. SOLACTIVE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED

OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

18 ½ APRIL 30, 2017

The Long-Term Care ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD FOR THE ORGANICS ETF, THE LONG-TERM CARE ETF, THE OBESITY ETF, AND THE HEALTH AND FITNESS ETF

The Trustees of the Trust, the majority of are Independent Trustees, met on April 18, 2016 to consider the proposed investment management agreement (the “Investment Management Agreement”) for The Organics ETF, The Long-Term Care ETF, The Obesity ETF, and The Health and Fitness ETF (each a “New Thematic Fund” and collectively, the “New Thematic Funds”). In the course of their consideration of the Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the Board Materials and other information from counsel and from the Adviser, including: (i) a copy of the form of Investment Management Agreement with respect to the Adviser’s management of the assets of each New Thematic Fund; (ii) information describing the nature, quality and extent of the services that the Adviser will provide to the New Thematic Fund, and the fees the Adviser will charge to the New Thematic Funds; (iii) information concerning the Adviser’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each New Thematic Fund’s anticipated advisory fee and operating expenses; (v) a copy of the Adviser’s current Form ADV; and (vi) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also received information comparing the advisory fees and expenses of the New Thematic Funds to those from fund complexes that were defined as competitors.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services to be provided to each New Fund by the Adviser; the Adviser’s personnel and operations; each New Thematic Fund’s proposed expense level; the anticipated profitability to the Adviser under the Investment Management Agreement at certain asset levels; any “fall-out” benefits to the Adviser and its affiliates (i.e., any ancillary benefits anticipated to be realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); the effect of asset growth on each New Thematic Fund’s expenses; and possible conflicts of interest.

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the New Thematic Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by the New Thematic Funds therefor, the New Thematic Funds and the Adviser may potentially benefit from their relationship with each other in other ways. The Trustees concluded that the success of the New Thematic Funds could attract other business to the Adviser or other Janus funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the New Thematic Funds.

The Board, including the Independent Trustees, considered the following in respect of each New Thematic Fund:

The nature, extent and quality of services to be provided by the Adviser; personnel and operations of the Adviser.

The Board reviewed the services that the Adviser would provide to each New Thematic Fund. In connection with the investment advisory services to be provided by the Adviser, the Board noted the responsibilities that the Adviser would have as the Funds’ investment adviser, including: the overall supervisory responsibility for the general management and investment of each New Fund’s securities portfolio; providing oversight of the investment performance and processes and compliance with the New Thematic Fund’s investment objectives, policies and limitations; the implementation of the investment management program of each New Thematic Fund; the management of the day-to-day investment and reinvestment of the assets of each New Thematic Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of New Thematic Fund shares conducted on a cash-in-lieu basis; the responsibility for daily monitoring of tracking error and quarterly reporting to the Board; the review of brokerage matters; the oversight of general portfolio compliance with relevant law; and the implementation of Board directives as they relate to the New Thematic Funds.

The Board reviewed the Adviser’s experience, resources and strengths in managing other pooled investment vehicles, including the Adviser’s personnel. Based on its consideration and review of the foregoing information, the Board determined that each New Thematic Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on their experience, personnel, operations and resources.

Janus Detroit Street Trust ½ 19

The Long-Term Care ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, and the cost of the services to be provided and profits to be realized by the Adviser from the relationship with the New Thematic Funds; “fall-out” benefits.

The Board then compared both the services to be rendered and the proposed fees to be paid under other contracts of the Adviser, and under contracts of other investment advisers with respect to similar ETFs. In particular, the Board compared each New Thematic Fund’s proposed advisory fee and projected expense ratio to other investment companies considered to be in that New Thematic Fund’s peer group. The Board also received and considered information about the fee rates charged to other accounts and clients that are managed by the Adviser, including information about the differences in services provided to the non-registered investment company clients, noting that the New Thematic Funds had no other comparable equivalents at the Adviser. The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to each New Thematic Fund, including operational costs. In addition, the Board discussed the entrepreneurial risk undertaken by the Adviser in creating the Trust. After comparing each New Thematic Fund’s proposed fees with those of other funds in each New Thematic Fund’s peer group, and in light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the New Thematic Funds were fair and reasonable.

The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the New Thematic Funds, but that such benefits are not easily quantifiable.

The extent to which economies of scale would be realized as the New Thematic Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. Since the New Thematic Funds had not commenced operations, the eventual aggregate amount of assets was uncertain, and the Adviser was not able to provide the Board with specific information concerning the extent to which economies of scale could be realized as each New Thematic Fund grows, and whether fee levels would reflect such economies of scale, if any. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels.

Investment performance of the New Thematic Funds and the Adviser.

Because each New Thematic Fund had not commenced operations and has an investment objective to track an index, the Board did not consider the investment performance of the New Thematic Fund or the Adviser.

Conclusion.

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to each New Thematic Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. The Board also found the proposed advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar actual or anticipated size. As a result, the Board concluded that the initial approval of the Investment Management Agreement was in the best interests of each New Thematic Fund.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the Investment Management Agreement for each New Thematic Fund.

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD WITH THE ADVISER POST-MERGER

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (the “Adviser”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals. The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms.

20 ½ APRIL 30, 2017

The Long-Term Care ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

The Trustees of the Trust, the majority of whom are Independent Trustees met on October 24, 2016, and at various times in advance of that date, which meeting was called for the purpose of considering the proposed investment management agreement (the “New Investment Management Agreement”) between the Adviser as a subsidiary of Henderson following the consummation of the Merger and the following series of the Trust: Janus Small Cap Growth Alpha ETF, Janus Small/Mid Cap Growth Alpha ETF, The Organics ETF, The Long-Term Care ETF, The Obesity ETF, The Health and Fitness ETF, Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “Fund” and collectively, the “Funds”). The Independent Trustees met with representatives of the Adviser to discuss the anticipated effects of the Merger. During these meetings, the Adviser indicated its belief that the Merger would not adversely affect the continued operation of the Funds or the capabilities of the investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. The Adviser also indicated that it believed that the Merger could provide certain benefits to the Funds but that there could be no assurance as to any particular benefits that might result.

In the course of their consideration of the New Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the New Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the board materials (the “Materials”) and other information provided in advance of the meeting from counsel, the Adviser, as well as from Henderson, including: (i) a copy of the form of New Investment Management Agreement, with respect to the Adviser’s management of the assets of each Fund; (ii) information describing the nature, quality and extent of the services that will be provided to each Fund, and the fees that will be charged to the Funds; (iii) information concerning the Adviser’s and Henderson’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each Fund’s anticipated advisory fee and operating expenses; (v) information concerning the anticipated structure of the post-Merger entity (“Janus Henderson”); and (v) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also noted the information previously provided to the Board during 2016 related to the initial approvals of each Fund.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including, among other matters:

1)	That the material terms regarding advisory services pursuant to the New Investment Management Agreement are substantially identical to the terms of the current investment management agreement with the Adviser;

2)	That there is not expected to be any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders by Janus Henderson, including compliance services;

3)	The commitment of the Adviser to retain key personnel currently employed by the Adviser who provide services to the Funds;

4)	That the manner in which each Fund’s assets are managed would not change as a result of the Merger, and that the same portfolio managers managing each Fund’s assets are expected to continue to do so after the Merger;

5)	The terms and conditions of the New Investment Management Agreement, including the current advisory fee rates and operational expenses, are the same as the current fee rates under the current investment management agreement;

6)	That each Fund’s expense ratios are not expected to increase as a result of the Merger or approval of the New Investment Management Agreement;

7)	That the fees and expense ratios of the Funds relative to comparable investment companies continued to be reasonable given the quality of services provided;

8)	The history, reputation, qualification and background of Henderson, as well as its financial condition;

Janus Detroit Street Trust ½ 21

The Long-Term Care ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

9)	The reputation, financial strength, corporate structure and capital resources of Henderson and its investment advisory subsidiaries and the anticipated financial strength of Janus Henderson;

10)	The long-term business goals of the Adviser and Henderson with respect to the Funds;

11)	That, pursuant to the terms of the Merger, Henderson has acknowledged the Advisor’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Merger;

12)	That shareholders would not bear any costs in connection with the Merger, that the Adviser will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Merger and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Merger;

13)	The Adviser’s commitment to provide resources to the Funds and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale; and

14)	That the Adviser and Henderson would derive benefits from the Merger and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

In connection with their consideration of the New Investment Advisory Agreement on October 24 2016, the Board noted that, in February 2016, April 2016 and October 2016, the Board had initially approved the respective Funds’ current investment advisory agreements. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Adviser had the capabilities, resources and personnel necessary to provide the services to each Fund required under the current investment advisory agreement, and the advisory fee rates paid by each Fund, taking into account the unitary fees charged to the Funds, represented reasonable compensation to the Adviser in light of the services provided. The Trustees noted that the Board also considered the cost to the Adviser of providing those services, potential economies of scale as each Fund’s assets grow, the fees and expenses paid by other comparable funds, and such other matters as the Board had considered relevant in the exercise of their reasonable business judgment.

To inform their consideration of the New Agreement, the Independent Trustees received and considered responses by the Adviser and Henderson to inquiries requesting information regarding: Henderson’s structure, operations, financial resources and key personnel; the material aspects of the Merger, the proposed operations of Janus Henderson and its compliance program, code of ethics, trading policies and key management and investment personnel, including each Fund’s portfolio managers; and anticipated changes to the management or operations of the Board and the Funds, including, if applicable, any changes to the Funds’ service providers, advisory fees and expense structure.

In considering the information and materials described above, the Independent Trustees received assistance from, and met separately with, independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the New Investment Management Agreement for each Fund and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. In determining whether to approve the New Investment Management Agreement, the Board considered the best interests of each Fund separately.

In voting to approve the New Investment Management Agreement, the Board considered the overall fairness of the New Investment Management Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by Janus Henderson, (ii) that the investment personnel who currently manage the Funds would continue to manage the Funds as employees of Janus Henderson, (iii) that the fees and expenses of the Funds after the Transaction are expected to remain the same, (iv) the projected profitability of the Funds to Janus Henderson and its affiliates; (v) whether the projected economies of scale would be realized as the Funds grow and whether any breakpoints are appropriate at certain asset levels and (vi) other benefits that may accrue Janus Henderson from its relationship with the Funds. The Board also considered that the Transaction might not be consummated if the New Investment Management Agreement was not approved by the Board and the shareholders of each Fund.

22 ½ APRIL 30, 2017

The Long-Term Care ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Although not meant to be all-inclusive, set forth below is a description of the information and certain factors that were considered by the Board, including the Independent Trustees in deciding to approve the New Investment Management Agreement in respect of each Fund:

The nature, extent and quality of services to be provided by Janus Henderson; personnel and operations of Janus Henderson.

In considering the nature, extent and quality of the services to be provided by Janus Henderson under the New Investment Management Agreement, the Board considered that the terms of the New Investment Management Agreement are substantially similar to the terms of the current investment management agreement. The Board considered that the level of service and manner in which each Fund’s assets are managed were expected to remain the same.

The Board considered that, for a period of time after closing, the Adviser expects that the operations of Janus Henderson, as they relate to the Funds, would be the same as those of the Adviser. The Board considered that the Adviser’s key personnel who provide services to the Funds are expected to provide those same services after the Merger. The Board also noted that the Merger is not expected to result in any change in the structure or operations of the Funds and that the Adviser does not currently anticipate any immediate changes to the Funds’ key service providers.

In evaluating Janus Henderson, the Board considered the history, background, reputation and qualification of the Adviser and Henderson, as well as their personnel and Henderson’s financial condition. The Board considered that Henderson is a global asset management firm that was established in 1934, and that it has a long history of asset management around the world. The Board also considered Henderson’s capabilities, experience, corporate structure and capital resources, as well as the Adviser’s long-term business goals with respect to the Janus Henderson Merger and the Funds.

Based on its consideration and review of the foregoing information, the Board determined that each Fund was likely to benefit from the nature, quality and extent of these services, as well as the Janus Henderson’s ability to render such services based on their experience, personnel, operations and resources.

Cost of the services to be provided and profits to be realized by Janus Henderson from the relationship with the Funds; “fall-out” benefits.

The Board noted that the unitary fee currently in place for each Fund will remain in place and unchanged under the New Investment Management Agreement.

The Board also discussed the anticipated costs and projected profitability of Janus Henderson in connection with its serving as investment adviser to each Fund, including operational costs. In addition, the Board discussed that the Funds’ expenses were not expected to increase materially as a result of the Merger. The Board also noted that Henderson does not currently provide any investment management services to other exchange traded funds. In light of the nature, extent and quality of services proposed to be provided by Janus Henderson and the costs expected to be incurred by Janus Henderson in rendering those services, the Board concluded that the level of fees proposed to be paid to Janus Henderson with respect to the Funds were fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. The Board discussed the promised continued commitment to expand the distribution of Fund shares, and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale.

The Board also noted that since the Trust is newly formed, the eventual aggregate amount of assets was uncertain, and therefore specific information concerning the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale, if any, was difficult to determine. The Board recognized the uncertainty in launching new investment products and estimating future asset levels.

Other Benefits to Janus Henderson.

The Board considered other potential benefits that may accrue to Janus Henderson as a result of its relationship with the Funds, which include reputational benefits that may enhance Janus Henderson’s ability to gain business opportunities from other clients.

Janus Detroit Street Trust ½ 23

The Long-Term Care ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Conclusion.

No single factor was determinative to the decision of the Board. Based on, but not limited to, the foregoing, and such other matters as were deemed relevant, the Board concluded that the New Investment Management Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the New Investment Management Agreement with respect to the Funds.

24 ½ APRIL 30, 2017

The Long-Term Care ETF

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on March 17, 2017 and adjourned and reconvened on April 6, 2017 and April 18, 2017. At the meetings, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meetings. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

To approve a new investment advisory agreement.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against/Withhold	Abstain	Broker Non-Votes
4,726,000.000	2,402,887.440	34,570.690	339,279.540	0.000

Janus Detroit Street Trust ½ 25

This material must be preceded or accompanied by a prospectus.

Janus is a registered trademark of Janus International Holding LLC. © Janus International Holding LLC.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus.

125-24-93069 04-17

SEMIANNUAL REPORT

April 30, 2017

The Obesity ETF

Janus Detroit Street Trust

The Obesity ETF (unaudited)

INVESTMENT OBJECTIVE

The Obesity ETF seeks investment results that correspond generally to the performance, before fees and expenses, of an index which is designed to track the performance of companies globally that are positioned to profit from servicing the obese, including biotechnology, pharmaceutical, health care and medical device companies whose business is focused on obesity and obesity related disease including diabetes, high blood pressure, cholesterol, heart disease, stroke, and sleep apnea, and companies focused on weight loss programs, weight loss supplements, or plus sized apparel.

The Obesity ETF began investment operations on June 8, 2016. The information provided for The Obesity ETF reflects investment activity for the period November 1, 2016 to April 30, 2017.

Janus Detroit Street Trust ½ 1

The Obesity ETF (unaudited)

Fund At A Glance

April 30, 2017

5 Largest Equity Holdings – (% of Net Assets)
Novo Nordisk A/S – Class B
Pharmaceuticals	20.4%
NxStage Medical, Inc.
Health Care Equipment & Supplies	4.9%
Herbalife, Ltd.
Personal Products	4.6%
Insulet Corp.
Health Care Equipment & Supplies	4.5%
Fresenius Medical Care AG & Co. KGaA
Health Care Providers & Services	4.5%

38.9%

Sector Allocation – (% of Net Assets)
Consumer, Non-cyclical	96.9%
Consumer, Cyclical	3.0%
Investment Companies	2.1%

102.0%

Holdings are subject to change without notice.

2 ½ APRIL 30, 2017

The Obesity ETF (unaudited)

Performance

Average Annual Total Return for the periods ended April 30, 2017
	Fiscal Year-to-Date	Since Inception*
The Obesity ETF – NAV	13.81%	1.53%
The Obesity ETF – Market Price	12.54%	-0.90%
Solactive Obesity Index	14.16%	1.93%
MSCI All Country World IndexSM	11.76%	12.94%

Total annual expense ratio (estimated) as stated in the February 28, 2017 prospectus: 0.50%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS (52687) or visit janus.com/ETFs.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

The ETF is new and has less than one year of operating history.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Solactive Indices were created by and are maintained by, Solactive AG. For detailed information on how stocks are selected for inclusion in the Underlying Index, see solactive.com. Solactive is not affiliated with Janus or ALPS.

Effective February 28, 2017 Edward Tom, Benjamin Wang and Scott Weiner are Co-Portfolio Managers of the Fund.

*	The Fund commenced operations on June 8, 2016.

Janus Detroit Street Trust ½ 3

The Obesity ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period (11/1/16 - 4/30/17)†	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period (11/1/16 - 4/30/17)†	Net Annualized Expense Ratio (11/1/16 - 4/30/17)
$1,000.00	$1,138.10	$2.65	$1,000.00	$1,022.32	$2.51	0.50%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

4 ½ APRIL 30, 2017

The Obesity ETF

Schedule of Investments (unaudited)

April 30, 2017

	Shares	Value
Common Stocks – 99.9%
Biotechnology – 8.9%
Arena Pharmaceuticals, Inc.*	16,437	$22,025
Esperion Therapeutics, Inc.*	1,125	40,219
Keryx Biopharmaceuticals, Inc.*,#	7,026	41,594
Lexicon Pharmaceuticals, Inc.*	6,867	107,194
Madrigal Pharmaceuticals, Inc.*	264	4,390
MannKind Corp.*	4,391	3,836
Zafgen, Inc.*	1,350	6,588

		225,846
Diversified Consumer Services – 3.1%
Weight Watchers International, Inc.*	3,839	80,158
Health Care Equipment & Supplies – 43.2%
AngioDynamics, Inc.*	2,162	33,554
Apex Biotechnology Corp.	6,000	7,736
Cardiovascular Systems, Inc.*	2,101	62,757
CryoLife, Inc.*	1,925	34,939
DexCom, Inc.*	1,433	111,717
Endologix, Inc.*	5,086	38,094
Fisher & Paykel Healthcare Corp., Ltd.	15,922	109,904
Insulet Corp.*	2,632	114,255
Itamar Medical, Ltd.*	7,872	2,729
LeMaitre Vascular, Inc.	951	28,292
Lifetech Scientific Corp.*	144,000	37,030
Microlife Corp.	3,000	6,871
Microport Scientific Corp.*	66,000	45,994
Nipro Corp.	7,300	110,675
NxStage Medical, Inc.*	4,189	125,209
ResMed, Inc. - CDI	15,975	109,434
Rockwell Medical, Inc.*,#	3,106	26,712
SomnoMed, Ltd.*	2,530	5,600
Spectranetics Corp*	2,788	79,737
TaiDoc Technology Corp.	3,099	10,426

		1,101,665
Health Care Providers & Services – 8.8%
DaVita, Inc.*	1,607	110,899
Fresenius Medical Care AG & Co. KGaA	1,282	113,707

		224,606
Internet & Catalog Retail – 5.4%
N Brown Group PLC	10,370	31,998
Nutrisystem, Inc.	1,985	106,098

		138,096
Life Sciences Tools & Services – 0.3%
Crown Bioscience International*	5,000	7,988
Personal Products – 7.7%
Herbalife, Ltd.*	1,873	118,486
Medifast, Inc.	726	33,628
USANA Health Sciences, Inc.*	781	44,400

		196,514
Pharmaceuticals – 20.7%
Novo Nordisk A/S - Class B	13,369	520,095
VIVUS, Inc.*	6,691	6,758

		526,853
Specialty Retail – 1.8%
Cato Corp. - Class A	1,623	36,615
Destination XL Group, Inc.*	3,191	8,137

		44,752
Total Common Stocks (cost $2,484,311)		2,546,478

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 5

The Obesity ETF

Schedule of Investments (unaudited)

April 30, 2017

	Shares	Value
Investment Companies – 2.1%
Investments Purchased with Cash Collateral from Securities Lending – 2.1%
Janus Cash Collateral Fund LLC, 0.7606%ºº,£	52,575	$52,575
Money Markets – 0.0%
State Street Institutional U.S. Government Money Market Fund	675	675
Total Investment Companies (cost $53,250)		53,250
Total Investments (total cost $2,537,561) – 102.0%		2,599,728
Liabilities, net of Cash, Receivables and Other Assets – (2.0%)		(50,963)
Net Assets – 100%		$2,548,765

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$1,588,975	61.1%
Denmark	520,095	20.0
Germany	113,707	4.4
Japan	110,675	4.3
New Zealand	109,904	4.2
China	83,024	3.2
Taiwan, Province Of China	33,021	1.3
United Kingdom	31,998	1.2
Australia	5,600	0.2
Israel	2,729	0.1
Total	$2,599,728	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ APRIL 30, 2017

The Obesity ETF

Notes to Schedule of Investments and Other Information (unaudited)

Solactive Obesity Index	Solactive Obesity Index is designed to track the performance of companies globally that are positioned to profit from servicing the obese, including: biotechnology, pharmaceutical, healthcare and medical device companies whose business is focused on obesity and obesity related disease, including diabetes, high blood pressure, cholesterol, heart disease, stroke and sleep apnea, and companies focused on weight loss programs and supplements, and plus sized apparel.

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

CDI	Chess Depository Interest

LLC	Limited Liability Company

PLC	Public Limited Company

*	Non-income producing security.

#	Loaned security; a portion of the security is on loan at April 30, 2017.

ºº	Rate shown is the 7-day yield as of April 30, 2017.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended April 30, 2017. Unless otherwise indicated, all information in the table is for the period ended April 30, 2017.

	Share Balance at 10/31/16	Purchases	Sales	Share Balance at 4/30/17	Realized Gain/(Loss)	Dividend Income	Value at 4/30/17
Janus Cash Collateral Fund LLC	—	608,626	(556,051)	52,575	$—	$2,360(1)	$52,575
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of April 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$2,546,478	$—	$—
Investment Companies	—	53,250	—

Total Assets	$2,546,478	$53,250	$—

Janus Detroit Street Trust ½ 7

The Obesity ETF

Statement of Assets and Liabilities (unaudited)

April 30, 2017

Assets:
Investments, at cost	$2,537,561
Unaffiliated investments, at value(1)	2,547,153
Affiliated investments, at value	52,575
Cash denominated in foreign currency(2)	2
Receivables:
Investments sold	53,046
Dividends	2,957
Affiliated securities lending income, net	253
Total Assets	2,655,986
Liabilities:
Collateral on securities loaned (Note 2)	52,575
Payables:
Investments purchased	53,708
Management fees	938
Total Liabilities	107,221
Net Assets	$2,548,765
Net Assets Consists of:
Capital (par value and paid-in surplus)	$2,526,337
Undistributed net investment income/(loss)	(752)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(38,956)
Unrealized net appreciation/(depreciation) on investments and foreign currency translations	62,136
Total Net Assets	$2,548,765
Net Assets	$2,548,765
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	100,001
Net Asset Value Per Share	$25.49

(1)	Includes $49,916 of securities on loan. See Note 2 in Notes to Financial Statements.
(2)	Includes cost of $2.

See Notes to Financial Statements.

8 ½ APRIL 30, 2017

The Obesity ETF

Statement of Operations (unaudited)

For the period ended April 30, 2017

Investment Income:
Dividends	$14,276
Affiliated securities lending income, net	2,360
Foreign tax withheld	(1,565)
Total Investment Income	15,071
Expenses:
Management Fees	5,748
Total Expenses	5,748
Net Investment Income/(Loss)	9,323
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(8,318)
Total Net Realized Gain/(Loss) on Investments	$(8,318)
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	$309,372
Total Change in Unrealized Net Appreciation/Depreciation	309,372
Net Increase/(Decrease) in Net Assets Resulting from Operations	$310,377

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

The Obesity ETF

Statements of Changes in Net Assets

	Period Ended April 30, 2017 (unaudited)	Period Ended October 31, 2016(1)
Operations:
Net investment income/(loss)	$9,323	$4,682
Net realized gain/(loss) on investments	(8,318)	(30,641)
Change in unrealized net appreciation/depreciation	309,372	(247,236)
Net Increase/(Decrease) in Net Assets Resulting from Operations	310,377	(273,195)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(10,079)	(4,675)
Return of Capital on Dividends from Net Investment Income	—	(1,029)
Capital Share Transactions	—	2,527,366
Net Increase/(Decrease) in Net Assets	300,298	2,248,467
Net Assets:
Beginning of period	2,248,467	—
End of period	$2,548,765	$2,248,467

Undistributed Net Investment Income/(Loss)	$(752)	$4

(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.

See Notes to Financial Statements.

10 ½ APRIL 30, 2017

The Obesity ETF

Financial Highlights

For a share outstanding during the period ended April 30, 2017 (unaudited) and each period ended October 31	2017	2016(1)
Net Asset Value, Beginning of Period	$22.48	$25.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09	0.05
Net realized and unrealized gain/(loss)	3.02	(2.78)
Total from Investment Operations	3.11	(2.73)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.05)
Return of Capital	—	0.01
Total Dividends and Distributions	(0.10)	(0.06)
Net Asset Value, End of Period	$25.49	$22.48
Total Return*	13.81%	(10.79)%
Net assets, End of period (in thousands)	$2,549	$2,248
Average Net Assets for the Period (in thousands)	$2,318	$2,478
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	0.81%	0.48%
Portfolio Turnover Rate(3)	20%	20%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

The Obesity ETF

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

The Obesity ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers ten Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of an index (“Underlying Index”) which is designed to track the performance of companies globally that are positioned to profit from servicing the obese, including biotechnology, pharmaceutical, health care and medical device companies whose business is focused on obesity and obesity related disease including diabetes, high blood pressure, cholesterol, heart disease, stroke, and sleep apnea, and companies focused on weight loss programs, weight loss supplements, or plus sized apparel. The Fund is classified as nondiversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (100,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”), and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic

12 ½ APRIL 30, 2017

The Obesity ETF

Notes to Financial Statements (unaudited)

security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of April 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Detroit Street Trust ½ 13

The Obesity ETF

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in

14 ½ APRIL 30, 2017

The Obesity ETF

Notes to Financial Statements (unaudited)

their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/ or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Janus Detroit Street Trust ½ 15

The Obesity ETF

Notes to Financial Statements (unaudited)

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$49,916	$—	$(49,916)	$—

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of April 30, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $49,916 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of April 30, 2017 is $52,575, resulting in the net amount due to the counterparty of $2,659.

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund

16 ½ APRIL 30, 2017

The Obesity ETF

Notes to Financial Statements (unaudited)

administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.50% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund. Pursuant to agreements with Janus Capital on behalf of the Fund, State Street Global Markets, an affiliate of State Street, may execute portfolio transactions for the Fund, including but not limited to, transactions in connection with cash in lieu transactions for non-US securities.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of April 30, 2017, Janus Capital owned 1 share or less than 0.01% of the Fund.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the period ended October 31, 2016 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(30,256)	$—	$(30,256)

Janus Detroit Street Trust ½ 17

The Obesity ETF

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$2,543,861	$303,768	$(247,901)	$55,867

5. Capital Share Transactions

	Period Ended April 30, 2017		Period Ended October 31, 2016(1)
	Shares	Amount	Shares	Amount
Shares sold	—	$ —	100,001	$2,527,366
Net Increase/(Decrease)	—	$ —	100,001	$2,527,366

(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.

6. Purchases and Sales of Investment Securities

For the period ended April 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$471,838	$479,047	$—	$—

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson intends to merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger would cause such advisory agreement to terminate automatically in accordance with its terms. On October 24, 2016, the Fund’s Board of Trustees approved a new advisory agreement with Janus Capital on behalf of the Fund after taking into consideration the anticipated post-merger ownership structure of Janus Capital (“Post-Merger Advisory Agreement”). At the same meeting, the Trustees also approved submitting the Post-Merger Advisory Agreement to the Fund’s shareholders for approval. The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms.

On March 17, 2017, shareholders of the Fund approved the Post-Merger Agreement with Janus Capital, which will take effect upon the consummation of the Merger.

18 ½ APRIL 30, 2017

The Obesity ETF

Notes to Financial Statements (unaudited)

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to April 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

The Merger of JCGI and Henderson was completed on May 30, 2017. The Post-Merger Advisory Agreement went into effect on May 30, 2017.

Janus Detroit Street Trust ½ 19

The Obesity ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Licensing Agreements

Solactive AG (“Solactive”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Solactive to use the Underlying Index.

Neither Solactive nor any of its affiliates make any representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Solactive without regard to Janus Capital or the Fund. Solactive has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Solactive is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH SOLACTIVE SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. SOLACTIVE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE

USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. SOLACTIVE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

20 ½ APRIL 30, 2017

The Obesity ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD FOR THE ORGANICS ETF, THE LONG-TERM CARE ETF, THE OBESITY ETF, AND THE HEALTH AND FITNESS ETF

The Trustees of the Trust, the majority of are Independent Trustees, met on April 18, 2016 to consider the proposed investment management agreement (the “Investment Management Agreement”) for The Organics ETF, The Long-Term Care ETF, The Obesity ETF, and The Health and Fitness ETF (each a “New Thematic Fund” and collectively, the “New Thematic Funds”). In the course of their consideration of the Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the Board Materials and other information from counsel and from the Adviser, including: (i) a copy of the form of Investment Management Agreement with respect to the Adviser’s management of the assets of each New Thematic Fund; (ii) information describing the nature, quality and extent of the services that the Adviser will provide to the New Thematic Fund, and the fees the Adviser will charge to the New Thematic Funds; (iii) information concerning the Adviser’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each New Thematic Fund’s anticipated advisory fee and operating expenses; (v) a copy of the Adviser’s current Form ADV; and (vi) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also received information comparing the advisory fees and expenses of the New Thematic Funds to those from fund complexes that were defined as competitors.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services to be provided to each New Fund by the Adviser; the Adviser’s personnel and operations; each New Thematic Fund’s proposed expense level; the anticipated profitability to the Adviser under the Investment Management Agreement at certain asset levels; any “fall-out” benefits to the Adviser and its affiliates (i.e., any ancillary benefits anticipated to be realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); the effect of asset growth on each New Thematic Fund’s expenses; and possible conflicts of interest.

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the New Thematic Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by the New Thematic Funds therefor, the New Thematic Funds and the Adviser may potentially benefit from their relationship with each other in other ways. The Trustees concluded that the success of the New Thematic Funds could attract other business to the Adviser or other Janus funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the New Thematic Funds.

The Board, including the Independent Trustees, considered the following in respect of each New Thematic Fund:

The nature, extent and quality of services to be provided by the Adviser; personnel and operations of the Adviser.

The Board reviewed the services that the Adviser would provide to each New Thematic Fund. In connection with the investment advisory services to be provided by the Adviser, the Board noted the responsibilities that the Adviser would have as the Funds’ investment adviser, including: the overall supervisory responsibility for the general management and investment of each New Fund’s securities portfolio; providing oversight of the investment performance and processes and compliance with the New Thematic Fund’s investment objectives, policies and limitations; the implementation of the investment management program of each New Thematic Fund; the management of the day-to-day investment and reinvestment of the assets of each New Thematic Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of New Thematic Fund shares conducted on a cash-in-lieu basis; the responsibility for daily monitoring of tracking error and quarterly reporting to the Board; the review of brokerage matters; the oversight of general portfolio compliance with relevant law; and the implementation of Board directives as they relate to the New Thematic Funds.

The Board reviewed the Adviser’s experience, resources and strengths in managing other pooled investment vehicles, including the Adviser’s personnel. Based on its consideration and review of the foregoing information, the Board determined that each New Thematic Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on their experience, personnel, operations and resources.

Janus Detroit Street Trust ½ 21

The Obesity ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, and the cost of the services to be provided and profits to be realized by the Adviser from the relationship with the New Thematic Funds; “fall-out” benefits.

The Board then compared both the services to be rendered and the proposed fees to be paid under other contracts of the Adviser, and under contracts of other investment advisers with respect to similar ETFs. In particular, the Board compared each New Thematic Fund’s proposed advisory fee and projected expense ratio to other investment companies considered to be in that New Thematic Fund’s peer group. The Board also received and considered information about the fee rates charged to other accounts and clients that are managed by the Adviser, including information about the differences in services provided to the non-registered investment company clients, noting that the New Thematic Funds had no other comparable equivalents at the Adviser. The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to each New Thematic Fund, including operational costs. In addition, the Board discussed the entrepreneurial risk undertaken by the Adviser in creating the Trust. After comparing each New Thematic Fund’s proposed fees with those of other funds in each New Thematic Fund’s peer group, and in light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the New Thematic Funds were fair and reasonable.

The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the New Thematic Funds, but that such benefits are not easily quantifiable.

The extent to which economies of scale would be realized as the New Thematic Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. Since the New Thematic Funds had not commenced operations, the eventual aggregate amount of assets was uncertain, and the Adviser was not able to provide the Board with specific information concerning the extent to which economies of scale could be realized as each New Thematic Fund grows, and whether fee levels would reflect such economies of scale, if any. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels.

Investment performance of the New Thematic Funds and the Adviser.

Because each New Thematic Fund had not commenced operations and has an investment objective to track an index, the Board did not consider the investment performance of the New Thematic Fund or the Adviser.

Conclusion.

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to each New Thematic Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. The Board also found the proposed advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar actual or anticipated size. As a result, the Board concluded that the initial approval of the Investment Management Agreement was in the best interests of each New Thematic Fund.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the Investment Management Agreement for each New Thematic Fund.

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD WITH THE ADVISER POST-MERGER

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (the “Adviser”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals. The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically In accordance with its terms.

22 ½ APRIL 30, 2017

The Obesity ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

The Trustees of the Trust, the majority of whom are Independent Trustees met on October 24, 2016, and at various times in advance of that date, which meeting was called for the purpose of considering the proposed investment management agreement (the “New Investment Management Agreement”) between the Adviser as a subsidiary of Henderson following the consummation of the Merger and the following series of the Trust: Janus Small Cap Growth Alpha ETF, Janus Small/Mid Cap Growth Alpha ETF, The Organics ETF, The Long-Term Care ETF, The Obesity ETF, The Health and Fitness ETF, Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “Fund” and collectively, the “Funds”). The Independent Trustees met with representatives of the Adviser to discuss the anticipated effects of the Merger. During these meetings, the Adviser indicated its belief that the Merger would not adversely affect the continued operation of the Funds or the capabilities of the investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. The Adviser also indicated that it believed that the Merger could provide certain benefits to the Funds but that there could be no assurance as to any particular benefits that might result.

In the course of their consideration of the New Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the New Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the board materials (the “Materials”) and other information provided in advance of the meeting from counsel, the Adviser, as well as from Henderson, including: (i) a copy of the form of New Investment Management Agreement, with respect to the Adviser’s management of the assets of each Fund; (ii) information describing the nature, quality and extent of the services that will be provided to each Fund, and the fees that will be charged to the Funds; (iii) information concerning the Adviser’s and Henderson’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each Fund’s anticipated advisory fee and operating expenses; (v) information concerning the anticipated structure of the post-Merger entity (“Janus Henderson”); and (v) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also noted the information previously provided to the Board during 2016 related to the initial approvals of each Fund.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including, among other matters:

1)	That the material terms regarding advisory services pursuant to the New Investment Management Agreement are substantially identical to the terms of the current investment management agreement with the Adviser;

2)	That there is not expected to be any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders by Janus Henderson, including compliance services;

3)	The commitment of the Adviser to retain key personnel currently employed by the Adviser who provide services to the Funds;

4)	That the manner in which each Fund’s assets are managed would not change as a result of the Merger, and that the same portfolio managers managing each Fund’s assets are expected to continue to do so after the Merger;

5)	The terms and conditions of the New Investment Management Agreement, including the current advisory fee rates and operational expenses, are the same as the current fee rates under the current investment management agreement;

6)	That each Fund’s expense ratios are not expected to increase as a result of the Merger or approval of the New Investment Management Agreement;

7)	That the fees and expense ratios of the Funds relative to comparable investment companies continued to be reasonable given the quality of services provided;

8)	The history, reputation, qualification and background of Henderson, as well as its financial condition;

9)	The reputation, financial strength, corporate structure and capital resources of Henderson and its investment advisory subsidiaries and the anticipated financial strength of Janus Henderson;

10)	The long-term business goals of the Adviser and Henderson with respect to the Funds;

Janus Detroit Street Trust ½ 23

The Obesity ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

11)	That, pursuant to the terms of the Merger, Henderson has acknowledged the Advisor’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Merger;

12)	That shareholders would not bear any costs in connection with the Merger, that the Adviser will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Merger and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Merger;

13)	The Adviser’s commitment to provide resources to the Funds and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale; and

14)	That the Adviser and Henderson would derive benefits from the Merger and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

In connection with their consideration of the New Investment Advisory Agreement on October 24 2016, the Board noted that, in February 2016, April 2016 and October 2016, the Board had initially approved the respective Funds’ current investment advisory agreements. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Adviser had the capabilities, resources and personnel necessary to provide the services to each Fund required under the current investment advisory agreement, and the advisory fee rates paid by each Fund, taking into account the unitary fees charged to the Funds, represented reasonable compensation to the Adviser in light of the services provided. The Trustees noted that the Board also considered the cost to the Adviser of providing those services, potential economies of scale as each Fund’s assets grow, the fees and expenses paid by other comparable funds, and such other matters as the Board had considered relevant in the exercise of their reasonable business judgment.

To inform their consideration of the New Agreement, the Independent Trustees received and considered responses by the Adviser and Henderson to inquiries requesting information regarding: Henderson’s structure, operations, financial resources and key personnel; the material aspects of the Merger, the proposed operations of Janus Henderson and its compliance program, code of ethics, trading policies and key management and investment personnel, including each Fund’s portfolio managers; and anticipated changes to the management or operations of the Board and the Funds, including, if applicable, any changes to the Funds’ service providers, advisory fees and expense structure.

In considering the information and materials described above, the Independent Trustees received assistance from, and met separately with, independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the New Investment Management Agreement for each Fund and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. In determining whether to approve the New Investment Management Agreement, the Board considered the best interests of each Fund separately.

In voting to approve the New Investment Management Agreement, the Board considered the overall fairness of the New Investment Management Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by Janus Henderson, (ii) that the investment personnel who currently manage the Funds would continue to manage the Funds as employees of Janus Henderson, (iii) that the fees and expenses of the Funds after the Transaction are expected to remain the same, (iv) the projected profitability of the Funds to Janus Henderson and its affiliates; (v) whether the projected economies of scale would be realized as the Funds grow and whether any breakpoints are appropriate at certain asset levels and (vi) other benefits that may accrue Janus Henderson from its relationship with the Funds. The Board also considered that the Transaction might not be consummated if the New Investment Management Agreement was not approved by the Board and the shareholders of each Fund.

Although not meant to be all-inclusive, set forth below is a description of the information and certain factors that were considered by the Board, including the Independent Trustees in deciding to approve the New Investment Management Agreement in respect of each Fund:

The nature, extent and quality of services to be provided by Janus Henderson; personnel and operations of Janus Henderson.

In considering the nature, extent and quality of the services to be provided by Janus Henderson under the New Investment Management Agreement, the Board considered that the terms of the New Investment Management

24 ½ APRIL 30, 2017

The Obesity ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Agreement are substantially similar to the terms of the current investment management agreement. The Board considered that the level of service and manner in which each Fund’s assets are managed were expected to remain the same.

The Board considered that, for a period of time after closing, the Adviser expects that the operations of Janus Henderson, as they relate to the Funds, would be the same as those of the Adviser. The Board considered that the Adviser’s key personnel who provide services to the Funds are expected to provide those same services after the Merger. The Board also noted that the Merger is not expected to result in any change in the structure or operations of the Funds and that the Adviser does not currently anticipate any immediate changes to the Funds’ key service providers.

In evaluating Janus Henderson, the Board considered the history, background, reputation and qualification of the Adviser and Henderson, as well as their personnel and Henderson’s financial condition. The Board considered that Henderson is a global asset management firm that was established in 1934, and that it has a long history of asset management around the world. The Board also considered Henderson’s capabilities, experience, corporate structure and capital resources, as well as the Adviser’s long-term business goals with respect to the Janus Henderson Merger and the Funds.

Based on its consideration and review of the foregoing information, the Board determined that each Fund was likely to benefit from the nature, quality and extent of these services, as well as the Janus Henderson’s ability to render such services based on their experience, personnel, operations and resources.

Cost of the services to be provided and profits to be realized by Janus Henderson from the relationship with the Funds; “fall-out” benefits.

The Board noted that the unitary fee currently in place for each Fund will remain in place and unchanged under the New Investment Management Agreement.

The Board also discussed the anticipated costs and projected profitability of Janus Henderson in connection with its serving as investment adviser to each Fund, including operational costs. In addition, the Board discussed that the Funds’ expenses were not expected to increase materially as a result of the Merger. The Board also noted that Henderson does not currently provide any investment management services to other exchange traded funds. In light of the nature, extent and quality of services proposed to be provided by Janus Henderson and the costs expected to be incurred by Janus Henderson in rendering those services, the Board concluded that the level of fees proposed to be paid to Janus Henderson with respect to the Funds were fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. The Board discussed the promised continued commitment to expand the distribution of Fund shares, and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale.

The Board also noted that since the Trust is newly formed, the eventual aggregate amount of assets was uncertain, and therefore specific information concerning the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale, if any, was difficult to determine. The Board recognized the uncertainty in launching new investment products and estimating future asset levels.

Other Benefits to Janus Henderson.

The Board considered other potential benefits that may accrue to Janus Henderson as a result of its relationship with the Funds, which include reputational benefits that may enhance Janus Henderson’s ability to gain business opportunities from other clients.

Conclusion.

No single factor was determinative to the decision of the Board. Based on, but not limited to, the foregoing, and such other matters as were deemed relevant, the Board concluded that the New Investment Management Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the New Investment Management Agreement with respect to the Funds.

Janus Detroit Street Trust ½ 25

The Obesity ETF

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on March 17, 2017. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

To approve a new investment advisory agreement.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against/Withhold	Abstain	Broker Non-Votes
2,257,000.000	1,121,300.170	0.000	32,162.250	0.000

26 ½ APRIL 30, 2017

The Obesity ETF

Notes

Janus Detroit Street Trust ½ 27

The Obesity ETF

Notes

28 ½ APRIL 30, 2017

The Obesity ETF

Notes

Janus Detroit Street Trust ½ 29

This material must be preceded or accompanied by a prospectus.

Janus is a registered trademark of Janus International Holding LLC. © Janus International Holding LLC.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus.

125-24-93070 04-17

SEMIANNUAL REPORT

April 30, 2017

The Organics ETF

Janus Detroit Street Trust

The Organics ETF (unaudited)

INVESTMENT OBJECTIVE

The Organics ETF seeks investment results that correspond generally to the performance, before fees and expenses, of an index which is designed to track the performance of companies globally that are positioned to profit from increasing demand for organic products, including companies which service, produce, distribute, market or sell organic food, beverages, cosmetics, supplements, or packaging.

The Organics ETF began investment operations on June 8, 2016. The information provided for The Organics ETF reflects investment activity for the period November 1, 2016 to April 30, 2017.

Janus Detroit Street Trust ½ 1

The Organics ETF (unaudited)

Fund At A Glance

April 30, 2017

5 Largest Equity Holdings – (% of Net Assets)
Chr Hansen Holding A/S
Chemicals	20.7%
Whole Foods Market, Inc.
Food & Staples Retailing	20.6%
SunOpta, Inc.
Food Products	4.7%
Wessanen
Food Products	4.6%
L’Occitane International SA
Specialty Retail	4.5%

55.1%

Sector Allocation – (% of Net Assets)
Consumer, Non-cyclical	96.6%
Basic Materials	3.4%
Investment Companies	2.2%

102.2%

Holdings are subject to change without notice.

2 ½ APRIL 30, 2017

The Organics ETF (unaudited)

Performance

Average Annual Total Return for the periods ended April 30, 2017
	Fiscal Year-to-Date	Since Inception*
The Organics ETF – NAV	6.76%	3.57%
The Organics ETF – Market Price	8.36%	4.87%
Solactive Organics Index	7.28%	4.21%
MSCI All Country World IndexSM	11.76%	12.94%

Total annual expense ratio (estimated) as stated in the February 28, 2017 prospectus: 0.50%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS (52687) or visit janus.com/ETFs.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

The ETF is new and has less than one year of operating history.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Solactive Indices were created by and are maintained by, Solactive AG. For detailed information on how stocks are selected for inclusion in the Underlying Index, see solactive.com. Solactive is not affiliated with Janus or ALPS.

Effective February 28, 2017 Edward Tom, Benjamin Wang and Scott Weiner are Co-Portfolio Managers of the Fund.

*	Fund commenced operations on June 8, 2016.

Janus Detroit Street Trust ½ 3

The Organics ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period (11/1/16 - 4/30/17)†	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period (11/1/16 - 4/30/17)†	Net Annualized Expense Ratio (11/1/16 - 4/30/17)
$1,000.00	$1,067.60	$2.56	$1,000.00	$1,022.32	$2.51	0.50%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

4 ½ APRIL 30, 2017

The Organics  ETF

Schedule of Investments (unaudited)

April 30, 2017

	Shares	Value
Common Stocks – 100.0%
Chemicals – 24.0%
Century Sunshine Group Holdings, Ltd.	640,000	$23,452
Chr Hansen Holding A/S	8,072	543,901
Treatt PLC	12,408	63,650

		631,003
Food & Staples Retailing – 31.9%
Natural Grocers by Vitamin Cottage, Inc.*	1,914	20,939
Sprouts Farmers Market, Inc.*	5,008	111,729
United Natural Foods, Inc.*	2,729	113,335
Village Super Market, Inc. - Class A	1,875	49,481
Whole Foods Market, Inc.	14,872	540,895

		836,379
Food Products – 29.9%
Amira Nature Foods, Ltd.*	2,366	12,280
Amplify Snack Brands, Inc.*,#	7,975	71,775
Ariake Japan Co., Ltd.	1,800	113,842
Bellamy’s Australia, Ltd.	16,717	64,259
China Shengmu Organic Milk, Ltd.*	28,000	5,868
Freedom Foods Group, Ltd.	20,629	66,338
Hain Celestial Group, Inc.*	3,104	114,817
Ichitan Group PCL	81,500	23,209
Rock Field Co., Ltd.	4,200	66,992
SunOpta, Inc.*	16,834	122,888
Wessanen	8,141	121,585

		783,853
Personal Products – 8.5%
Blackmores, Ltd.	1,389	110,743
Nature’s Sunshine Products, Inc.	3,615	36,511
Nutraceutical International Corp.	1,964	62,259
Sagittarius Life Science Corp.	4,206	14,219

		223,732
Specialty Retail – 5.7%
DavidsTea, Inc.*,#	2,035	12,719
L’Occitane International SA	56,000	117,363
Naturhouse Health SAU	3,719	19,844

		149,926
Total Common Stocks (cost $2,580,673)		2,624,893
Investment Companies – 2.2%
Investments Purchased with Cash Collateral from Securities Lending – 2.2%
Janus Cash Collateral Fund LLC, 0.7606% ºº,£ (cost $57,625)	57,625	57,625
Total Investments (total cost $2,638,298) – 102.2%		2,682,518
Liabilities, net of Cash, Receivables and Other Assets – (2.2%)		(56,893)
Net Assets – 100%		$2,625,625

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 5

The Organics ETF

Schedule of Investments (unaudited)

April 30, 2017

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$1,179,366	44.0%
Denmark	543,901	20.3
Australia	241,340	9.0
Japan	180,834	6.7
Canada	135,607	5.0
Netherlands	121,585	4.5
Luxembourg	117,363	4.4
United Kingdom	63,650	2.4
Hong Kong	23,452	0.9
Thailand	23,209	0.9
Spain	19,844	0.7
Taiwan, Province Of China	14,219	0.5
United Arab Emirates	12,280	0.5
China	5,868	0.2
Total	$2,682,518	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ APRIL 30, 2017

The Organics ETF

Notes to Schedule of Investments and Other Information (unaudited)

April 30, 2017

Solactive Organics Index	Solactive Organics Index is designed to track the performance of companies globally that are positioned to profit from increasing demand for organic products, including companies which service, produce, distribute, market or sell organic food, beverage, cosmetics, supplements, or packaging.

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

LLC	Limited Liability Company

PCL	Public Company Limited

PLC	Public Limited Company

*	Non-income producing security.

#	Loaned security; a portion of the security is on loan at April 30, 2017.

ºº	Rate reflects 7 day yield as of April 30, 2017.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended April 30, 2017. Unless otherwise indicated, all information in the table is for the period ended April 30, 2017.

	Share Balance at 10/31/16	Purchases	Sales	Share Balance at 4/30/17	Realized Gain/(Loss)	Dividend Income	Value at 4/30/17
Janus Cash Collateral Fund LLC	—	140,565	(82,940)	57,625	$—	$1,893(1)	$57,625
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of April 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$2,624,893	$—	$—
Investment Companies	—	57,625	—

Total Assets	$2,624,893	$57,625	$—

Janus Detroit Street Trust ½ 7

The Organics  ETF

Statement of Assets and Liabilities (unaudited)

April 30, 2017

Assets:
Investments, at cost	$2,638,298
Unaffiliated investments, at value(1)	2,624,893
Affiliated investments, at value	57,625
Cash denominated in foreign currency(2)	315
Receivables:
Investments sold	412,584
Dividends	1,374
Affiliated securities lending income, net	614
Total Assets	3,097,405
Liabilities:
Collateral on securities loaned (Note 2)	57,625
Payables:
Due to custodian	1,607
Investments purchased	411,570
Management fees	978
Total Liabilities	471,780
Net Assets	$2,625,625
Net Assets Consists of:
Capital (par value and paid-in surplus)	$2,544,671
Undistributed net investment income/(loss)	4,187
Undistributed net realized gain/(loss) from investments and foreign currency transactions	33,080
Unrealized net appreciation/(depreciation) on investments and foreign currency translations	43,687
Total Net Assets	$2,625,625
Net Assets	$2,625,625
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	100,001
Net Asset Value Per Share	$26.26

(1)	Includes $56,265 of securities on loan. See Note 2 in Notes to Financial Statements.
(2)	Includes cost of $315.

See Notes to Financial Statements.

8 ½ APRIL 30, 2017

The Organics  ETF

Statement of Operations (unaudited)

For the period ended April 30, 2017

Investment Income:
Dividends	$11,938
Affiliated securities lending income, net	1,893
Foreign tax withheld	(578)
Total Investment Income	13,253
Expenses:
Management Fees	6,136
Total Expenses	6,136
Net Investment Income/(Loss)	7,117
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$34,121
Total Net Realized Gain/(Loss) on Investments	$34,121
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	$124,558
Total Change in Unrealized Net Appreciation/Depreciation	124,558
Net Increase/(Decrease) in Net Assets Resulting from Operations	$165,796

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

The Organics  ETF

Statements of Changes in Net Assets

	Period Ended April 30, 2017 (unaudited)	Period Ended October 31, 2016(1)
Operations:
Net investment income/(loss)	$7,117	$6,273
Net realized gain/(loss) on investments	34,121	(936)
Change in unrealized net appreciation/depreciation	124,558	(80,871)
Net Increase/(Decrease) in Net Assets Resulting from Operations	165,796	(75,534)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(6,188)	(3,120)
Capital Share Transactions	—	2,544,671
Net Increase/(Decrease) in Net Assets	159,608	2,466,017
Net Assets:
Beginning of period	2,466,017	—
End of period	$2,625,625	$2,466,017

Undistributed Net Investment Income/(Loss)	$4,187	$3,258

(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.

See Notes to Financial Statements.

10 ½ APRIL 30, 2017

The Organics  ETF

Financial Highlights

For a share outstanding during the period ended April 30, 2017 (unaudited) and each period ended October 31	2017	2016(1)
Net Asset Value, Beginning of Period	$24.66	$25.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07	0.06
Net realized and unrealized gain/(loss)	1.59	(0.82)
Total from Investment Operations	1.66	(0.76)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.03)
Total Dividends and Distributions	(0.06)	(0.03)
Net Asset Value, End of Period	$26.26	$24.66
Total Return*	6.76%	(2.98)%
Net assets, End of period (in thousands)	$2,626	$2,466
Average Net Assets for the Period (in thousands)	$2,475	$2,507
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	0.58%	0.63%
Portfolio Turnover Rate(3)	52%	20%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

The Organics  ETF

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

The Organics ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers ten Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of an index (“Underlying Index”) which is designed to track the performance of companies globally that are positioned to profit from increasing demand for organic products, including companies which service, produce, distribute, market or sell organic food, beverages, cosmetics, supplements, or packaging. The Fund is classified as nondiversified as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (100,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”), and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

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The Organics ETF

Notes to Financial Statements (unaudited)

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of April 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Detroit Street Trust ½ 13

The Organics ETF

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in

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The Organics ETF

Notes to Financial Statements (unaudited)

many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/ or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Janus Detroit Street Trust ½ 15

The Organics ETF

Notes to Financial Statements (unaudited)

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$56,265	$—	$(56,265)	$—

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of April 30, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $56,265 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of April 30, 2017 is $57,625, resulting in the net amount due to the counterparty of $1,360.

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund

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The Organics ETF

Notes to Financial Statements (unaudited)

administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.50% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund. Pursuant to agreements with Janus Capital on behalf of the Fund, State Street Global Markets, an affiliate of State Street, may execute portfolio transactions for the Fund, including but not limited to, transactions in connection with cash in lieu transactions for non-US securities.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of April 30, 2017, Janus Capital owned 1 share or less than 0.01% of the Fund.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the period ended October 31, 2016 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(629)	$—	$(629)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2017 are noted below.

Janus Detroit Street Trust ½ 17

The Organics ETF

Notes to Financial Statements (unaudited)

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$2,655,362	$158,704	$(131,548)	$27,156

5. Capital Share Transactions

	Period Ended April 30, 2017		Period Ended October 31, 2016(1)
	Shares	Amount	Shares	Amount
Shares sold	—	$—	100,001	$2,544,671
Shares repurchased	—	—	—	—
Net Increase/(Decrease)	—	$—	100,001	$2,544,671

(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.

6. Purchases and Sales of Investment Securities

For the period ended April 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,288,630	$1,287,147	$—	$—

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson intends to merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger would cause such advisory agreement to terminate automatically in accordance with its terms. On October 24, 2016, the Fund’s Board of Trustees approved a new advisory agreement with Janus Capital on behalf of the Fund after taking into consideration the anticipated post-merger ownership structure of Janus Capital (“Post-Merger Advisory Agreement”). At the same meeting, the Trustees also approved submitting the Post-Merger Advisory Agreement to the Fund’s shareholders for approval.

On April 18, 2017, shareholders of the Fund approved the Post-Merger Agreement with Janus Capital, which will take effect upon the consummation of the Merger.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to April 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

The Merger of JCGI and Henderson was completed on May 30, 2017. The Post-Merger Advisory Agreement went into effect on May 30, 2017.

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The Organics  ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Licensing Agreements

Solactive AG (“Solactive”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Solactive to use the Underlying Index.

Neither Solactive nor any of its affiliates make any representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Solactive without regard to Janus Capital or the Fund. Solactive has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Solactive is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH SOLACTIVE SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. SOLACTIVE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE

USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. SOLACTIVE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED

OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Janus Detroit Street Trust ½ 19

The Organics  ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD FOR THE ORGANICS ETF, THE LONG-TERM CARE ETF, THE OBESITY ETF, AND THE HEALTH AND FITNESS ETF

The Trustees of the Trust, the majority of are Independent Trustees, met on April 18, 2016 to consider the proposed investment management agreement (the “Investment Management Agreement”) for The Organics ETF, The Long-Term Care ETF, The Obesity ETF, and The Health and Fitness ETF (each a “New Thematic Fund” and collectively, the “New Thematic Funds”). In the course of their consideration of the Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the Board Materials and other information from counsel and from the Adviser, including: (i) a copy of the form of Investment Management Agreement with respect to the Adviser’s management of the assets of each New Thematic Fund; (ii) information describing the nature, quality and extent of the services that the Adviser will provide to the New Thematic Fund, and the fees the Adviser will charge to the New Thematic Funds; (iii) information concerning the Adviser’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each New Thematic Fund’s anticipated advisory fee and operating expenses; (v) a copy of the Adviser’s current Form ADV; and (vi) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also received information comparing the advisory fees and expenses of the New Thematic Funds to those from fund complexes that were defined as competitors.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services to be provided to each New Fund by the Adviser; the Adviser’s personnel and operations; each New Thematic Fund’s proposed expense level; the anticipated profitability to the Adviser under the Investment Management Agreement at certain asset levels; any “fall-out” benefits to the Adviser and its affiliates (i.e., any ancillary benefits anticipated to be realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); the effect of asset growth on each New Thematic Fund’s expenses; and possible conflicts of interest.

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the New Thematic Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by the New Thematic Funds therefor, the New Thematic Funds and the Adviser may potentially benefit from their relationship with each other in other ways. The Trustees concluded that the success of the New Thematic Funds could attract other business to the Adviser or other Janus funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the New Thematic Funds.

The Board, including the Independent Trustees, considered the following in respect of each New Thematic Fund:

The nature, extent and quality of services to be provided by the Adviser; personnel and operations of the Adviser.

The Board reviewed the services that the Adviser would provide to each New Thematic Fund. In connection with the investment advisory services to be provided by the Adviser, the Board noted the responsibilities that the Adviser would have as the Funds’ investment adviser, including: the overall supervisory responsibility for the general management and investment of each New Fund’s securities portfolio; providing oversight of the investment performance and processes and compliance with the New Thematic Fund’s investment objectives, policies and limitations; the implementation of the investment management program of each New Thematic Fund; the management of the day-to-day investment and reinvestment of the assets of each New Thematic Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of New Thematic Fund shares conducted on a cash-in-lieu basis; the responsibility for daily monitoring of tracking error and quarterly reporting to the Board; the review of brokerage matters; the oversight of general portfolio compliance with relevant law; and the implementation of Board directives as they relate to the New Thematic Funds.

The Board reviewed the Adviser’s experience, resources and strengths in managing other pooled investment vehicles, including the Adviser’s personnel. Based on its consideration and review of the foregoing information, the Board determined that each New Thematic Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on their experience, personnel, operations and resources.

20 ½ APRIL 30, 2017

The Organics ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, and the cost of the services to be provided and profits to be realized by the Adviser from the relationship with the New Thematic Funds; “fall-out” benefits.

The Board then compared both the services to be rendered and the proposed fees to be paid under other contracts of the Adviser, and under contracts of other investment advisers with respect to similar ETFs. In particular, the Board compared each New Thematic Fund’s proposed advisory fee and projected expense ratio to other investment companies considered to be in that New Thematic Fund’s peer group. The Board also received and considered information about the fee rates charged to other accounts and clients that are managed by the Adviser, including information about the differences in services provided to the non-registered investment company clients, noting that the New Thematic Funds had no other comparable equivalents at the Adviser. The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to each New Thematic Fund, including operational costs. In addition, the Board discussed the entrepreneurial risk undertaken by the Adviser in creating the Trust. After comparing each New Thematic Fund’s proposed fees with those of other funds in each New Thematic Fund’s peer group, and in light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the New Thematic Funds were fair and reasonable.

The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the New Thematic Funds, but that such benefits are not easily quantifiable.

The extent to which economies of scale would be realized as the New Thematic Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. Since the New Thematic Funds had not commenced operations, the eventual aggregate amount of assets was uncertain, and the Adviser was not able to provide the Board with specific information concerning the extent to which economies of scale could be realized as each New Thematic Fund grows, and whether fee levels would reflect such economies of scale, if any. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels.

Investment performance of the New Thematic Funds and the Adviser.

Because each New Thematic Fund had not commenced operations and has an investment objective to track an index, the Board did not consider the investment performance of the New Thematic Fund or the Adviser.

Conclusion.

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to each New Thematic Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. The Board also found the proposed advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar actual or anticipated size. As a result, the Board concluded that the initial approval of the Investment Management Agreement was in the best interests of each New Thematic Fund.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the Investment Management Agreement for each New Thematic Fund.

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD WITH THE ADVISER POST-MERGER

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (the “Adviser”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals. The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms.

Janus Detroit Street Trust ½ 21

The Organics ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

The Trustees of the Trust, the majority of whom are Independent Trustees met on October 24, 2016, and at various times in advance of that date, which meeting was called for the purpose of considering the proposed investment management agreement (the “New Investment Management Agreement”) between the Adviser as a subsidiary of Henderson following the consummation of the Merger and the following series of the Trust: Janus Small Cap Growth Alpha ETF, Janus Small/Mid Cap Growth Alpha ETF, The Organics ETF, The Long-Term Care ETF, The Obesity ETF, The Health and Fitness ETF, Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “Fund” and collectively, the “Funds”). The Independent Trustees met with representatives of the Adviser to discuss the anticipated effects of the Merger. During these meetings, the Adviser indicated its belief that the Merger would not adversely affect the continued operation of the Funds or the capabilities of the investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. The Adviser also indicated that it believed that the Merger could provide certain benefits to the Funds but that there could be no assurance as to any particular benefits that might result.

In the course of their consideration of the New Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the New Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the board materials (the “Materials”) and other information provided in advance of the meeting from counsel, the Adviser, as well as from Henderson, including: (i) a copy of the form of New Investment Management Agreement, with respect to the Adviser’s management of the assets of each Fund; (ii) information describing the nature, quality and extent of the services that will be provided to each Fund, and the fees that will be charged to the Funds; (iii) information concerning the Adviser’s and Henderson’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each Fund’s anticipated advisory fee and operating expenses; (v) information concerning the anticipated structure of the post-Merger entity (“Janus Henderson”); and (v) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also noted the information previously provided to the Board during 2016 related to the initial approvals of each Fund.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including, among other matters:

1)	That the material terms regarding advisory services pursuant to the New Investment Management Agreement are substantially identical to the terms of the current investment management agreement with the Adviser;

2)	That there is not expected to be any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders by Janus Henderson, including compliance services;

3)	The commitment of the Adviser to retain key personnel currently employed by the Adviser who provide services to the Funds;

4)	That the manner in which each Fund’s assets are managed would not change as a result of the Merger, and that the same portfolio managers managing each Fund’s assets are expected to continue to do so after the Merger;

5)	The terms and conditions of the New Investment Management Agreement, including the current advisory fee rates and operational expenses, are the same as the current fee rates under the current investment management agreement;

6)	That each Fund’s expense ratios are not expected to increase as a result of the Merger or approval of the New Investment Management Agreement;

7)	That the fees and expense ratios of the Funds relative to comparable investment companies continued to be reasonable given the quality of services provided;

8)	The history, reputation, qualification and background of Henderson, as well as its financial condition;

9)	The reputation, financial strength, corporate structure and capital resources of Henderson and its investment advisory subsidiaries and the anticipated financial strength of Janus Henderson;

10)	The long-term business goals of the Adviser and Henderson with respect to the Funds;

22 ½ APRIL 30, 2017

The Organics ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

11)	That, pursuant to the terms of the Merger, Henderson has acknowledged the Advisor’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Merger;

12)	That shareholders would not bear any costs in connection with the Merger, that the Adviser will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Merger and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Merger;

13)	The Adviser’s commitment to provide resources to the Funds and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale; and

14)	That the Adviser and Henderson would derive benefits from the Merger and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

In connection with their consideration of the New Investment Advisory Agreement on October 24 2016, the Board noted that, in February 2016, April 2016 and October 2016, the Board had initially approved the respective Funds’ current investment advisory agreements. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Adviser had the capabilities, resources and personnel necessary to provide the services to each Fund required under the current investment advisory agreement, and the advisory fee rates paid by each Fund, taking into account the unitary fees charged to the Funds, represented reasonable compensation to the Adviser in light of the services provided. The Trustees noted that the Board also considered the cost to the Adviser of providing those services, potential economies of scale as each Fund’s assets grow, the fees and expenses paid by other comparable funds, and such other matters as the Board had considered relevant in the exercise of their reasonable business judgment.

To inform their consideration of the New Agreement, the Independent Trustees received and considered responses by the Adviser and Henderson to inquiries requesting information regarding: Henderson’s structure, operations, financial resources and key personnel; the material aspects of the Merger, the proposed operations of Janus Henderson and its compliance program, code of ethics, trading policies and key management and investment personnel, including each Fund’s portfolio managers; and anticipated changes to the management or operations of the Board and the Funds, including, if applicable, any changes to the Funds’ service providers, advisory fees and expense structure.

In considering the information and materials described above, the Independent Trustees received assistance from, and met separately with, independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the New Investment Management Agreement for each Fund and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. In determining whether to approve the New Investment Management Agreement, the Board considered the best interests of each Fund separately.

In voting to approve the New Investment Management Agreement, the Board considered the overall fairness of the New Investment Management Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by Janus Henderson, (ii) that the investment personnel who currently manage the Funds would continue to manage the Funds as employees of Janus Henderson, (iii) that the fees and expenses of the Funds after the Transaction are expected to remain the same, (iv) the projected profitability of the Funds to Janus Henderson and its affiliates; (v) whether the projected economies of scale would be realized as the Funds grow and whether any breakpoints are appropriate at certain asset levels and (vi) other benefits that may accrue Janus Henderson from its relationship with the Funds. The Board also considered that the Transaction might not be consummated if the New Investment Management Agreement was not approved by the Board and the shareholders of each Fund.

Although not meant to be all-inclusive, set forth below is a description of the information and certain factors that were considered by the Board, including the Independent Trustees in deciding to approve the New Investment Management Agreement in respect of each Fund:

Janus Detroit Street Trust ½ 23

The Organics ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

The nature, extent and quality of services to be provided by Janus Henderson; personnel and operations of Janus Henderson.

In considering the nature, extent and quality of the services to be provided by Janus Henderson under the New Investment Management Agreement, the Board considered that the terms of the New Investment Management Agreement are substantially similar to the terms of the current investment management agreement. The Board considered that the level of service and manner in which each Fund’s assets are managed were expected to remain the same.

The Board considered that, for a period of time after closing, the Adviser expects that the operations of Janus Henderson, as they relate to the Funds, would be the same as those of the Adviser. The Board considered that the Adviser’s key personnel who provide services to the Funds are expected to provide those same services after the Merger. The Board also noted that the Merger is not expected to result in any change in the structure or operations of the Funds and that the Adviser does not currently anticipate any immediate changes to the Funds’ key service providers.

In evaluating Janus Henderson, the Board considered the history, background, reputation and qualification of the Adviser and Henderson, as well as their personnel and Henderson’s financial condition. The Board considered that Henderson is a global asset management firm that was established in 1934, and that it has a long history of asset management around the world. The Board also considered Henderson’s capabilities, experience, corporate structure and capital resources, as well as the Adviser’s long-term business goals with respect to the Janus Henderson Merger and the Funds.

Based on its consideration and review of the foregoing information, the Board determined that each Fund was likely to benefit from the nature, quality and extent of these services, as well as the Janus Henderson’s ability to render such services based on their experience, personnel, operations and resources.

Cost of the services to be provided and profits to be realized by Janus Henderson from the relationship with the Funds; “fall-out” benefits.

The Board noted that the unitary fee currently in place for each Fund will remain in place and unchanged under the New Investment Management Agreement.

The Board also discussed the anticipated costs and projected profitability of Janus Henderson in connection with its serving as investment adviser to each Fund, including operational costs. In addition, the Board discussed that the Funds’ expenses were not expected to increase materially as a result of the Merger. The Board also noted that Henderson does not currently provide any investment management services to other exchange traded funds. In light of the nature, extent and quality of services proposed to be provided by Janus Henderson and the costs expected to be incurred by Janus Henderson in rendering those services, the Board concluded that the level of fees proposed to be paid to Janus Henderson with respect to the Funds were fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. The Board discussed the promised continued commitment to expand the distribution of Fund shares, and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale.

The Board also noted that since the Trust is newly formed, the eventual aggregate amount of assets was uncertain, and therefore specific information concerning the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale, if any, was difficult to determine. The Board recognized the uncertainty in launching new investment products and estimating future asset levels.

Other Benefits to Janus Henderson.

The Board considered other potential benefits that may accrue to Janus Henderson as a result of its relationship with the Funds, which include reputational benefits that may enhance Janus Henderson’s ability to gain business opportunities from other clients.

24 ½ APRIL 30, 2017

The Organics ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Conclusion.

No single factor was determinative to the decision of the Board. Based on, but not limited to, the foregoing, and such other matters as were deemed relevant, the Board concluded that the New Investment Management Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the New Investment Management Agreement with respect to the Funds.

Janus Detroit Street Trust ½ 25

The Organics  ETF

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on March 17, 2017 and adjourned and reconvened on April 6, 2017 and April 18, 2017. At the meetings, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meetings. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

To approve a new investment advisory agreement.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against/Withhold	Abstain	Broker Non-Votes
2,486,000.000	1,022,442.080	14,891.140	208,127.920	0.000

26 ½ APRIL 30, 2017

The Organics ETF

Notes

Janus Detroit Street Trust ½ 27

The Organics ETF

Notes

28 ½ APRIL 30, 2017

The Organics ETF

Notes

Janus Detroit Street Trust ½ 29

This material must be preceded or accompanied by a prospectus.

Janus is a registered trademark of Janus International Holding LLC. © Janus International Holding LLC.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus.

125-24-93071 04-17

SEMIANNUAL REPORT

April 30, 2017

Janus SG Global Quality Income ETF

Janus Detroit Street Trust

Janus SG Global Quality Income ETF (unaudited)

INVESTMENT OBJECTIVE

Janus SG Global Quality Income ETF seeks investment results that correspond generally to the performance, before fees and expenses, of an index which is designed to track the stocks of quality companies globally with attractive and sustainable dividends.

Janus SG Global Quality Income ETF began investment operations on December 7, 2016. The information provided for Janus SG Global Quality Income ETF reflects investment activity for the period December 7, 2016 to April 30, 2017.

Janus Detroit Street Trust ½ 1

Janus SG Global Quality Income ETF (unaudited)

Fund At A Glance

April 30, 2017

5 Largest Equity Holdings – (% of Net Assets)
Abertis Infraestructuras SA
Transportation Infrastructure	2.6%
Six Flags Entertainment Corp.
Hotels, Restaurants & Leisure	2.6%
Marine Harvest ASA
Food Products	2.5%
Kuehne & Nagel International AG
Marine	2.5%
Sanofi
Pharmaceuticals	2.5%

12.7%

Sector Allocation – (% of Net Assets)
Utilities	28.4%
Consumer, Non-cyclical	24.1%
Communications	23.4%
Industrial	9.6%
Consumer, Cyclical	7.5%
Energy	7.0%
Investment Companies	0.0%

100.0%

Holdings are subject to change without notice.

2 ½ APRIL 30, 2017

Janus SG Global Quality Income ETF (unaudited)

Performance

Cumulative Total Return for the period ended April 30, 2017
Since Inception*
Janus SG Global Quality Income ETF – NAV	7.26%
Janus SG Global Quality Income ETF – Market Price	8.13%
SGI Global Quality Income Index	7.18%
MSCI World IndexSM	8.16%

Total	annual expense ratio (estimated) as stated in the December 5, 2016 prospectus: 0.45%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS (52687) or visit janus.com/ETFs.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

The ETF is new and has less than one year of operating history.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

The SGI Global Quality Income Index is the exclusive property of Societe Generale Index (“SGI”), which has contracted with Solactive AG to maintain and calculate the Index. Neither SGI nor Solactive shall have any liability for any errors or omissions in calculating the Index. SGQI is not sponsored, endorsed, or promoted by SGI. SGI, Solactive, and ALPS are unaffiliated with Janus.

*	The Fund commenced operations on December 7, 2016.

Janus Detroit Street Trust ½ 3

Janus SG Global Quality Income ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (12/7/16)	Ending Account Value (4/30/17)	Expenses Paid During Period (12/7/16 - 4/30/17)*	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period (11/1/16 - 4/30/17)†	Net Annualized Expense Ratio (11/1/16 - 4/30/17)
$1,000.00	$1,072.60	$1.85	$1,000.00	$1,022.56	$2.26	0.45%

*	Actual Expenses Paid During Period reflects only the inception period for the Fund (December 7, 2016 to April 30, 2017) and is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 145/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period.
†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

4 ½ APRIL 30, 2017

Janus SG Global Quality Income ETF

Schedule of Investments (unaudited)

April 30, 2017

	Shares	Value
Common Stocks – 100.0%
Auto Components – 2.5%
Nokian Renkaat OYJ	26,209	$1,127,341
Containers & Packaging – 2.4%
Amcor, Ltd.	94,666	1,112,204
Diversified Telecommunication Services – 21.0%
AT&T, Inc.	26,784	1,061,450
BCE, Inc.	24,399	1,109,046
Elisa OYJ	30,621	1,042,690
Spark New Zealand, Ltd.	429,340	1,089,153
Swisscom AG	2,496	1,088,215
Telia Co. AB	274,895	1,120,715
Telstra Corp., Ltd.	315,067	994,328
TELUS Corp.	32,982	1,095,621
Verizon Communications, Inc.	22,453	1,030,817

		9,632,035
Electric Utilities – 19.0%
CLP Holdings, Ltd.	102,500	1,081,333
Duke Energy Corp.	13,166	1,086,195
Endesa SA	46,135	1,086,914
Fortum OYJ	77,178	1,122,814
Power Assets Holdings, Ltd.	123,000	1,107,032
PPL Corp.	29,068	1,107,782
Red Electrica Corp. SA	55,003	1,072,130
SSE PLC	58,675	1,055,919

		8,720,119
Food & Staples Retailing – 2.3%
Wesfarmers, Ltd.	32,400	1,041,904
Food Products – 2.5%
Marine Harvest ASA	69,806	1,163,637
Health Care Providers & Services – 2.4%
Sonic Healthcare, Ltd.	67,034	1,107,402
Hotels, Restaurants & Leisure – 2.6%
Six Flags Entertainment Corp.	18,828	1,178,821
Household Durables – 2.4%
Garmin, Ltd.	21,714	1,103,940
Marine – 2.5%
Kuehne & Nagel International AG	7,650	1,155,819
Media – 2.4%
Shaw Communications, Inc. – Class B	52,958	1,120,899
Multi-Utilities – 7.1%
AGL Energy, Ltd.	53,506	1,070,787
Dominion Resources, Inc.	13,904	1,076,587
National Grid PLC	85,352	1,104,241

		3,251,615
Oil, Gas & Consumable Fuels – 9.3%
Enagas SA	41,654	1,095,423
Inter Pipeline, Ltd.	51,774	1,053,050
TransCanada Corp.	23,275	1,078,892
Woodside Petroleum, Ltd.	44,222	1,064,238

		4,291,603
Pharmaceuticals – 4.8%
GlaxoSmithKline PLC	53,271	1,068,250
Sanofi	11,973	1,129,221

		2,197,471
Road & Rail – 2.3%
Aurizon Holdings, Ltd.	273,218	1,052,279

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 5

Janus SG Global Quality Income ETF

Schedule of Investments (unaudited)

April 30, 2017

	Shares	Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 2.4%
Pandora A/S	10,300	$ 1,112,975
Tobacco – 4.7%
Altria Group, Inc.	15,224	1,092,778
Philip Morris International, Inc.	9,658	1,070,494

		2,163,272
Transportation Infrastructure – 7.4%
Abertis Infraestructuras SA	67,726	1,191,066
Macquarie Infrastructure Corp.	13,640	1,109,887
Transurban Group	121,919	1,112,360

		3,413,313
Total Common Stocks (cost $44,455,588)		45,946,649
Investment Companies – 0.0%
Money Markets – 0.0%
State Street Institutional U.S. Government Money Market Fund (cost $1,635)	1,635	1,635
Total Investments (total cost $44,457,223) – 100.0%		45,948,284
Cash, Receivables and Other Assets, net of Liabilities – 0.0%		22,401
Net Assets – 100%		$45,970,685

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$9,816,446	21.4%
Australia	8,555,502	18.6
Canada	5,457,508	11.9
Spain	4,445,533	9.7
Switzerland	3,347,974	7.3
Finland	3,292,845	7.2
United Kingdom	3,228,410	7.0
Hong Kong	2,188,365	4.8
Norway	1,163,637	2.5
France	1,129,221	2.4
Sweden	1,120,715	2.4
Denmark	1,112,975	2.4
New Zealand	1,089,153	2.4
Total	$45,948,284	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ APRIL 30, 2017

Janus SG Global Quality Income ETF

Notes to Schedule of Investments and Other Information (unaudited)

MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

SGI Global Quality Income Index	SGI Global Quality Income Index (NTR-USD) (SGQINTRD) includes stocks selected from an investment universe of non-financial companies having a free-float adjusted market capitalization that is at least $3 billion, times an adjustment factor, from developed countries and which meet certain criteria for business quality, balance sheet risk, and dividend yield.

PLC	Public Limited Company

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended April 30, 2017. Unless otherwise indicated, all information in the table is for the period ended April 30, 2017.

	Share Balance at 10/31/16	Purchases	Sales	Share Balance at 4/30/17	Realized Gain/(Loss)	Dividend Income	Value at 4/30/17
Janus Cash Collateral Fund LLC	—	2,781,724	(2,781,724)	—	$—	$6,303(1)	$—
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of April 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$45,946,649	$—	$—
Investment Companies	—	1,635	—

Total Assets	$45,946,649	$1,635	$—

Janus Detroit Street Trust ½ 7

Janus SG Global Quality Income ETF

Statement of Assets and Liabilities (unaudited)

April 30, 2017

Assets:
Investments, at cost	$44,457,223
Investments, at value	45,948,284
Receivables:
Dividends	40,756
Affiliated Securities income, net	5,028
Total Assets	45,994,068
Liabilities:
Payables:
Due to custodian	7,706
Management fees	15,677
Total Liabilities	23,383
Net Assets	$45,970,685
Net Assets Consists of:
Capital (par value and paid-in surplus)	$43,761,913
Undistributed net investment income/(loss)	193,289
Undistributed net realized gain/(loss) from investments and foreign currency transactions	524,403
Unrealized net appreciation/(depreciation) on investments and foreign currency translations	1,491,080
Total Net Assets	$45,970,685
Net Assets	$45,970,685
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	1,700,001
Net Asset Value Per Share	$27.04

See Notes to Financial Statements.

8 ½ APRIL 30, 2017

Janus SG Global Quality Income ETF

Statement of Operations (unaudited)

For the period ended April 30, 2017(1)

Investment Income:
Dividends	$783,684
Affiliated securities lending income, net	6,303
Foreign tax withheld	(53,620)
Total Investment Income	736,367
Expenses:
Management Fees	61,497
Total Expenses	61,497
Net Investment Income/(Loss)	674,870
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$524,403
Total Net Realized Gain/(Loss) on Investments	$524,403
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	$1,491,080
Total Change in Unrealized Net Appreciation/Depreciation	1,491,080
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,690,353

(1)	Period from December 7, 2016 (commencement of operations) through April 30, 2017.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

Janus SG Global Quality Income ETF

Statement of Changes in Net Assets

Period Ended April 30, 2017 (unaudited) (1)
Operations:
Net investment income/(loss)	$674,870
Net realized gain/(loss) on investments	524,403
Change in unrealized net appreciation/depreciation	1,491,080
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,690,353
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(481,581)
Capital Share Transactions	43,761,913
Net Increase/(Decrease) in Net Assets	45,970,685
Net Assets:
Beginning of period	—
End of period	$45,970,685

Undistributed Net Investment Income/(Loss)	$193,289

(1)	Period from December 7, 2016 (commencement of operations) through April 30, 2017.

See Notes to Financial Statements.

10 ½ APRIL 30, 2017

Janus SG Global Quality Income ETF

Financial Highlights (unaudited)

For a share outstanding during the period ended April 30, 2017 (unaudited)	2017(1)
Net Asset Value, Beginning of Period	$25.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.52
Net realized and unrealized gain/(loss)	1.33
Total from Investment Operations	1.85
Less Dividends and Distributions:
Dividends (from net investment income)	(0.40)
Total Dividends and Distributions	(0.40)
Net Asset Value, End of Period	$27.04
Total Return*	7.26%
Net assets, End of period (in thousands)	$45,971
Average Net Assets for the Period (in thousands)	$34,400
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.45%
Ratio of Net Investment Income/(Loss)	4.94%
Portfolio Turnover Rate(3)	35%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from December 7, 2016 (commencement of operations) through April 30, 2017.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

Janus SG Global Quality Income ETF

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus SG Global Quality Income ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The financial statements include information for the period from December 7, 2016 (commencement of operations) through April 30, 2017. The Trust offers ten Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of an index (“Underlying Index”) which is designed to track the stocks of quality companies globally with attractive and sustainable dividends. The Fund is classified as diversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (50,000 shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”) and individual investors can purchase or sell shares in much smaller increments for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

12 ½ APRIL 30, 2017

Janus SG Global Quality Income ETF

Notes to Financial Statements (unaudited)

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of April 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date

Janus Detroit Street Trust ½ 13

Janus SG Global Quality Income ETF

Notes to Financial Statements (unaudited)

of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others,

14 ½ APRIL 30, 2017

Janus SG Global Quality Income ETF

Notes to Financial Statements (unaudited)

including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/ or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of

Janus Detroit Street Trust ½ 15

Janus SG Global Quality Income ETF

Notes to Financial Statements (unaudited)

its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of April 30, 2017.

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.45 % of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of April 30, 2017, Janus Capital owned 1 share or less than 0.01% of the Fund.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

16 ½ APRIL 30, 2017

Janus SG Global Quality Income ETF

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$44,466,905	$2,313,970	$(832,591)	$1,481,379

5. Capital Share Transactions

	Period Ended April 30, 2017(1)
	Shares	Amount
Shares sold	1,700,001	$43,761,913
Shares repurchased	—	—
Net Increase/(Decrease)	1,700,001	$43,761,913

(1)	Period from December 7, 2016 (commencement of operations) through April 30, 2017.

6. Purchases and Sales of Investment Securities

For the period ended April 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$11,279,489	$11,053,000	$—	$—

For the period ended April 30, 2017, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$43,706,380	$—	$—	$—

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson intends to merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

In approving the Fund’s initial management agreement, the Fund’s Board of Trustees also considered the potential post-Merger ownership structure of Janus Capital and have approved a contract (the “Post-Merger Advisory Agreement”) identical in all material respects to the initial management agreement that will take effect upon the completion of the Merger.

Janus Detroit Street Trust ½ 17

Janus SG Global Quality Income ETF

Notes to Financial Statements (unaudited)

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to April 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

The Merger of JCGI and Henderson was completed on May 30, 2017. The Post-Merger Advisory Agreement went into effect on May 30, 2017. In connection with the Merger, the Fund’s name was changed to Janus Henderson SG Global Quality Income ETF effective June 5, 2017.

18 ½ APRIL 30, 2017

Janus SG Global Quality Income ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Licensing Agreements

“Société Générale” and other related marks are service marks of Société Générale and have been licensed for use by Janus Capital. The Underlying Index is the property of Société Générale and is used under license. The Fund is not sponsored, endorsed, or promoted by Société Générale. Neither Société Générale nor any of its affiliates have passed on the Fund as to its legality or suitability, and such parties make no warranties nor bear any liability with respect to the Fund. Neither Société Générale nor any of its affiliates acts as an investment adviser or fiduciary with respect to the Fund, Janus Capital or the Underlying Index.

The Underlying Index is the exclusive property of Société Générale, which has contracted with Solactive AG (“Solactive”) to maintain and calculate the Underlying Index. Solactive shall have no liability for any errors or omissions in calculating the Underlying Index.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Janus Detroit Street Trust ½ 19

Janus SG Global Quality Income ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD FOR JANUS SHORT DURATION INCOME ETF AND JANUS SG GLOBAL QUALITY INCOME ETF

The Trustees of Janus Detroit Street Trust (the “Trust”), including the Independent Trustees, met on October 24, 2016 to consider the proposed investment management agreement (the “Investment Management Agreement”) for Janus Short Duration Income ETF and Janus SG Global Quality Income ETF (each a “New Fund” and collectively, the “New Funds”). In the course of their consideration of the Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the Board Materials and other information from counsel and from Janus Capital Management LLC, the investment adviser (the “Adviser”), including: (i) a copy of the form of Investment Management Agreement, with respect to the Adviser’s management of the assets of each New Fund; (ii) information describing the nature, quality and extent of the services that the Adviser will provide to the New Fund, and the fees the Adviser will charge to the New Funds; (iii) information concerning the Adviser’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each New Fund’s anticipated advisory fee and operating expenses; (v) a copy of the Adviser’s current Form ADV; and (vi) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also received information comparing the advisory fees and expenses of the New Funds to those from fund complexes that were defined as competitors.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services to be provided to each New Fund by the Adviser; the Adviser’s personnel and operations; each New Fund’s proposed expense level; the anticipated profitability to the Adviser under the Investment Management Agreement at certain asset levels; any “fall-out” benefits to the Adviser and its affiliates (i.e., any ancillary benefits anticipated to be realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); the effect of asset growth on each New Fund’s expenses; and possible conflicts of interest.

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the New Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by the New Funds therefor, the New Fund and the Adviser may potentially benefit from their relationship with each other in other ways. The Trustees concluded that the success of the New Funds could attract other business to the Adviser or other Janus funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the New Funds.

The Board, including the Independent Trustees, considered the following in respect of each New Fund:

(a) The nature, extent and quality of services to be provided by Adviser; personnel and operations of the Adviser. The Board reviewed the services that the Adviser would provide to each New Fund. In connection with the investment advisory services to be provided by the Adviser, the Board noted the responsibilities that the Adviser would have as the Funds’ investment adviser, including: the overall supervisory responsibility for the general management and investment of each New Fund’s securities portfolio; providing oversight of the investment performance and processes and compliance with the New Fund’s investment objectives, policies and limitations; the implementation of the investment management program of each New Fund; the management of the day-to-day investment and reinvestment of the assets of each New Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of New Fund shares conducted on a cash-in-lieu basis; the responsibility for daily monitoring of tracking error and quarterly reporting to the Board for the Janus SG Global Quality Income ETF, whose investment objective seeks to track the performance of an index; the review of brokerage matters; the oversight of general portfolio compliance with relevant law; and the implementation of Board directives as they relate to the New Funds.

The Board reviewed the Adviser’s experience, resources and strengths in managing other pooled investment vehicles, including the Adviser’s personnel. Based on its consideration and review of the foregoing information, the Board determined that each New Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on their experience, personnel, operations and resources.

(b) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, and the cost of the services to be provided and profits to be realized by the Adviser from the relationship with the New Funds;

20 ½ APRIL 30, 2017

Janus SG Global Quality Income ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

“fall-out” benefits. The Board then compared both the services to be rendered and the proposed fees to be paid under other contracts of the Adviser, and under contracts of other investment advisers with respect to similar ETFs. In particular, the Board compared each New Fund’s proposed advisory fee and projected expense ratio to other investment companies considered to be in that New Fund’s peer group. The Board also noted that the New Funds had no other comparable equivalents managed by the Adviser. The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to each New Fund, including operational costs. In addition, the Board discussed the entrepreneurial risk undertaken by the Adviser in creating the Trust. After comparing each New Fund’s proposed fees with those of other funds in the New Fund’s peer group, and in light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the New Funds were fair and reasonable.

The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the New Funds, but that such benefits are not easily quantifiable.

(c) The extent to which economies of scale would be realized as the New Funds grow and whether fee levels would reflect such economies of scale. The Board next discussed potential economies of scale. Since the New Funds had not commenced operations, the eventual aggregate amount of assets was uncertain, and the Adviser was not able to provide the Board with specific information concerning the extent to which economies of scale could be realized as each New Fund grows, and whether fee levels would reflect such economies of scale, if any. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels.

(d) Investment performance of the New Funds and the Adviser. Because each New Fund had not commenced operations, the Board did not consider the investment performance of the New Fund. However, for the Janus Short Duration Income ETF, the Board considered the experience of the Adviser with comparable investment strategies.

Conclusion.

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to each New Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. The Board also found the proposed advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar actual or anticipated size. As a result, the Board concluded that the initial approval of the Investment Management Agreement was in the best interests of each New Fund.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the Investment Management Agreement for each New Fund.

Janus Detroit Street Trust ½ 21

This material must be preceded or accompanied by a prospectus.

Janus is a registered trademark of Janus International Holding LLC. © Janus International Holding LLC.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus.

125-24-93072 04-17

SEMIANNUAL REPORT

April 30, 2017

Janus Short Duration Income ETF

Janus Detroit Street Trust

Janus Short Duration Income ETF (unaudited)

INVESTMENT OBJECTIVE

Janus Short Duration Income ETF seeks to provide a steady income stream with capital preservation across various market cycles. The Fund seeks to consistently outperform the LIBOR 3-month rate by a moderate amount through various market cycles while at the same time providing low volatility.

Janus Short Duration Income ETF began investment operations on November 16, 2016. The information provided for Janus Short Duration Income ETF reflects investment activity for the period November 16, 2016 to April 30, 2017.

Janus Detroit Street Trust ½ 1

Janus Short Duration Income ETF (unaudited)

Fund At A Glance

April 30, 2017

Sector Allocation – (% of Net Assets)
Financial	45.2%
Consumer, Cyclical	9.8%
Energy	7.4%
Industrial	5.4%
Consumer, Non-cyclical	5.3%
Communications	5.2%
Utilities	5.0%
Asset-Backed Securities	2.5%
Technology	2.2%
Government	1.7%
Basic Materials	1.0%
Diversified	0.8%
Mortgage Securities	0.4%

91.9%

Holdings are subject to change without notice.

2 ½ APRIL 30, 2017

Janus Short Duration Income ETF (unaudited)

Performance

Cumulative Total Return for the period ended April 30, 2017
Since Inception*
Janus Short Duration Income ETF – NAV	0.73%
Janus Short Duration Income ETF – Market Price	0.75%
3-Month USD LIBOR	0.42%

Total annual expense ratio (estimated) as stated in the November 16, 2016 prospectus: 0.35%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS (52687) or visit janus.com/ETFs.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

The Fund is not a money market fund and does not attempt to maintain a stable net asset value.

The ETF is new and has less than one year of operating history.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

*	The Fund commenced operations on November 16, 2016.

Janus Detroit Street Trust ½ 3

Janus Short Duration Income ETF (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (11/16/16)	Ending Account Value (4/30/2017)	Expenses Paid During Period (11/16/16 - 4/30/2017)*	Beginning Account Value (11/1/16)	Ending Account Value (4/30/2017)	Expenses Paid During Period (11/1/16 - 4/30/2017)†	Net Annualized Expense Ratio (11/1/16 - 4/30/2017)
$1,000.00	$1,007.30	$1.60	$1,000.00	$1,023.06	$1.76	0.35%

*	Actual Expenses Paid During Period reflects only the inception period for the Fund (November 16, 2016 to April 30, 2017) and is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 166/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period.
†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

4 ½ APRIL 30, 2017

Janus Short Duration Income ETF

Schedule of Investments (unaudited)

April 30, 2017

	Principal Amounts	Value
Corporate Bonds – 79.5%
Asset-Backed Securities – 2.5%
American Tower Trust I, 1.5510%, 3/15/43	$350,000	$349,280
Applebee’s Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44	327,000	322,206
Conn Funding II LP, 2.7300%, 5/15/20	112,000	111,997
Golden Credit Card Trust, 1.9800%, 4/15/22 (144A)	484,000	483,934

		1,267,417
Basic Materials – 1.0%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP, 1.7000%, 5/1/18	253,000	252,983
Incitec Pivot Finance LLC, 6.0000%, 12/10/19	250,000	267,609

		520,592
Communications – 5.2%
Cellnex Telecom SA, 2.3750%, 1/16/24	100,000	110,653
Deutsche Telekom International Finance B.V., 1.7384%, 1/17/20 (144A)‡	700,000	701,445
eBay, Inc., 2.2000%, 8/1/19	100,000	100,407
Optus Finance Pty Ltd., 4.6250%, 10/15/19	700,000	737,671
Telstra Corp., Ltd., 7.7500%, 7/15/20	500,000	430,629
Walt Disney Co, 1.4900%, 3/4/22‡	530,000	532,306

		2,613,111
Consumer, Cyclical – 8.8%
American Honda Finance Corp., 1.3323%, 11/19/18‡	600,000	601,711
American Honda Finance Corp., 1.3773%, 2/14/20‡	350,000	350,887
Daimler Finance North America LLC, 1.5000%, 7/5/19	175,000	173,194
Daimler Finance North America LLC, 1.7798%, 1/6/20 (144A)‡	900,000	904,118
Ford Motor Credit Co. LLC, 2.1554%, 1/9/20‡	360,000	362,987
General Motors Financial Co., Inc., 2.7084%, 1/14/22‡	500,000	509,860
Hyundai Capital Services, Inc., 3.5000%, 9/13/17	200,000	201,200
Hyundai Capital Services, Inc., 3.0000%, 3/6/22 (144A)	400,000	399,959
Toyota Motor Credit Corp., 1.4154%, 1/9/19‡	900,000	902,381

		4,406,297
Consumer, Non-cyclical – 5.3%
Actavis, Inc., 1.8750%, 10/1/17	403,000	403,318
Constellation Brands, Inc., 7.2500%, 5/15/17	994,000	995,899
Molson Coors Brewing Co., 2.2500%, 3/15/20 (144A)	400,000	400,623
Transurban Finance Co. Pty Ltd., 3.3750%, 3/22/27	150,000	146,308
Wesfarmers, Ltd., 1.8740%, 3/20/18	400,000	400,423
WSO Finance Pty Ltd., 3.5000%, 7/14/23	400,000	293,510

		2,640,081
Diversified – 0.7%
Hutchison Whampoa International, Ltd., 5.7500%, 9/11/19 (144A)	350,000	378,168
Energy – 4.4%
CNPC General Capital Ltd., 1.9362%, 5/14/17‡	267,000	267,022
Harvest Operations Corp., 2.1250%, 5/14/18	200,000	199,923
Korea National Oil Corp., 2.8750%, 3/27/22 (144A)	400,000	400,553
Sinopec Group Overseas Development 2016 Ltd., 1.7500%, 9/29/19 (144A)	750,000	739,234
Sinopec Group Overseas Development 2017 Ltd., 2.3750%, 4/12/20 (144A)	600,000	598,386

		2,205,118
Financial – 42.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 2.7500%, 5/15/17	150,000	150,051
Ally Financial, Inc., 8.0000%, 12/31/18	100,000	108,250
Australia & New Zealand Banking Group Ltd., 1.8162%, 9/23/19 (144A)‡	600,000	603,607
Australia & New Zealand Banking Group Ltd., 3.4500%, 8/8/22‡	500,000	501,950
Bank Nederlandse Gemeenten NV, 1.5000%, 2/15/19	350,000	349,318
Bank of America Corp., 2.2262%, 3/22/18‡	400,000	402,890
Bank of America Corp., 2.5784%, 4/19/21‡	300,000	308,962
Bank of America Corp., 3.3200%, 8/5/21‡	300,000	227,215
Bank of America Corp., 2.3162%, 1/20/23‡	350,000	354,400
Bank of Nova Scotia, 1.7417%, 3/7/22‡	500,000	500,986

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 5

Janus Short Duration Income ETF

Schedule of Investments (unaudited)

April 30, 2017

	Principal Amounts	Value
Corporate Bonds – (continued)
Financial – (continued)
Bank of Queensland Ltd., 2.9150%, 10/26/20‡	$ 500,000	$ 375,532
Bear Stearns Cos. LLC, 6.4000%, 10/2/17	253,000	258,223
Bendigo & Adelaide Bank Ltd., 4.5950%, 12/9/26	200,000	153,401
CBOE Holdings, Inc., 3.6500%, 1/12/27	350,000	353,363
CIT Group, Inc., 5.0000%, 5/15/18	250,000	251,475
Citigroup, Inc., 2.0317%, 6/7/19‡	100,000	100,664
Citigroup, Inc., 1.9454%, 1/10/20‡	850,000	853,750
Citigroup, Inc., 2.1762%, 12/8/21‡	250,000	252,141
Citigroup, Inc., 2.1162%, 4/25/22‡	750,000	751,125
Citizens Bank NA/Providence, 1.6040%, 3/2/20‡	400,000	400,550
Commonwealth Bank of Australia, 4.4350%, 6/3/26‡	600,000	463,789
Commonwealth Bank of Australia, 3.3750%, 10/20/26‡	500,000	496,960
Cooperatieve Rabobank UA, 1.9854%, 1/10/22‡	900,000	907,897
DBS Bank, Ltd., 3.6250%, 9/21/22 (144A)‡	500,000	502,950
DEXUS Finance Pty Ltd., 5.7500%, 9/10/18	100,000	77,829
DEXUS Finance Pty Ltd., 4.2000%, 11/9/22	200,000	153,429
GAIF Bond Issuer Pty Ltd., 3.4000%, 9/30/26	100,000	98,005
General Property Trust, 3.5910%, 11/7/23	600,000	443,168
Goldman Sachs Group, Inc., 1.7250%, 6/4/17‡	500,000	500,247
Goldman Sachs Group, Inc., 1.9196%, 12/13/19‡	500,000	501,647
JPMorgan Chase & Co., 2.3768%, 10/29/20‡	250,000	255,133
Macquarie Bank, Ltd., 2.2918%, 7/29/20‡	300,000	302,642
Morgan Stanley, 2.0032%, 1/24/19‡	100,000	100,830
Morgan Stanley, 1.8418%, 2/14/20‡	353,000	353,962
Morgan Stanley, 2.3362%, 1/20/22‡	350,000	353,241
Morgan Stanley, 2.5532%, 10/24/23‡	400,000	406,704
National Australia Bank Ltd., 1.7454%, 1/10/20 (144A)‡	900,000	904,426
National Australia Bank Ltd., 3.6450%, 3/26/25‡	650,000	491,029
Nissan Financial Services Australia Pty Ltd., 2.5000%, 9/6/19	250,000	185,794
Oversea-Chinese Banking Corp. Ltd., 4.0000%, 10/15/24‡	250,000	256,013
Royal Bank of Canada, 1.6518%, 7/29/19‡	200,000	200,590
Royal Bank of Canada, 3.0400%, 7/17/24‡	800,000	600,793
Scentre Group Trust 1 / Scentre Group Trust 2, 2.3750%, 11/5/19 (144A)	500,000	500,978
Shopping Centres Australasia Property Retail Trust, 3.7500%, 4/20/21	600,000	452,107
Simon Property Group LP, 2.3500%, 1/30/22	500,000	495,244
Sumitomo Mitsui Trust Bank Ltd., 2.0500%, 3/6/19 (144A)	400,000	399,920
United Overseas Bank, Ltd., 2.8750%, 10/17/22‡	500,000	501,645
WEA Finance LLC / Westfield UK & Europe Finance PLC, 1.7500%, 9/15/17 (144A)	350,000	350,252
Wells Fargo & Co., 2.1117%, 12/7/20‡	500,000	506,490
Wells Fargo & Co., 2.2632%, 1/24/23‡	350,000	353,675
Wells Fargo Bank NA, 1.7500%, 12/6/19‡	250,000	252,087
Westpac Banking Corp., 1.5300%, 3/6/20‡	380,000	380,227
Westpac Banking Corp., 2.0337%, 5/13/21‡	200,000	202,311
Westpac Banking Corp., 2.0076%, 1/11/22 (144A)‡	450,000	453,168
Westpac Banking Corp., 3.6250%, 2/28/23‡	500,000	505,600

		21,168,635
Government – 1.7%
Airservices Australia, 2.7500%, 5/15/23	500,000	368,196
Argentina Treasury Bill, 0%, 5/26/17◇	120,516	120,278
Export-Import Bank of Korea, 1.7523%, 5/26/19‡	200,000	200,480
International Bank for Reconstruction & Development, 3.5000%, 1/22/21	250,000	174,469

		863,423
Industrial – 2.5%
Asciano Finance Ltd., 5.0000%, 4/7/18 (144A)	400,000	409,128
Australia Pacific Airports Melbourne Pty Ltd., 3.7500%, 11/4/26	100,000	72,255
QPH Finance Co. Pty Ltd., 5.0000%, 7/7/21	150,000	118,912
Sydney Airport Finance Co. Pty Ltd., 5.1250%, 2/22/21	200,000	217,611
Sydney Airport Finance Co. Pty Ltd., 3.9000%, 3/22/23 (144A)	400,000	416,513

		1,234,419

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ APRIL 30, 2017

Janus Short Duration Income ETF

Schedule of Investments (unaudited)

April 30, 2017

	Principal Amounts	Value
Corporate Bonds – (continued)
Technology – 2.2%
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.0000%, 1/15/22 (144A)	$ 500,000	$ 504,026
International Business Machines Corp., 1.4004%, 1/27/20‡	350,000	351,350
Oracle Corp., 1.9000%, 9/15/21	250,000	247,536

		1,102,912
Utilities – 3.0%
AGL Energy, Ltd., 5.0000%, 11/5/21	150,000	117,813
ETSA Utilities Finance Pty Ltd., 6.2500%, 9/7/17	900,000	681,854
Korea Hydro & Nuclear Power Co. Ltd., 1.8301%, 5/22/17‡	200,000	199,978
State Grid Overseas Investment 2016 Ltd., 2.2500%, 5/4/20 (144A),(a)	500,000	498,661

		1,498,306
Total Corporate Bonds (cost $39,831,209)		39,898,479
Mortgage-Backed Securities – 0.4%
JP Morgan Chase Commercial Mortgage Securities Trust 2014-DSTY, 3.9314%, 6/10/27‡ (cost $219,573)	234,000	218,313
Commercial Paper – 12.0%
Amcor Finance, Inc., 1.1300%, 5/31/17 (144A)	1,000,000	999,033
Bank of China Ltd., 0.9400%, 5/2/17	500,000	499,984
CNPC Finance, Ltd., 1.0700%, 5/5/17	500,000	499,941
Electricite de France SA, 1.1900%, 7/6/17 (144A)	1,000,000	997,525
Hyundai Capital America, 1.1000%, 5/22/17 (144A)	500,000	499,650
Industrial & Commercial Bank of China, 1.4400%, 7/19/17 (144A)	1,000,000	996,840
ONEOK PARTNERS LP, 1.0900%, 5/4/17 (144A)	1,000,000	999,875
Rockwell Collins, Inc., 1.1700%, 5/15/17	500,000	499,772
Total Commercial Paper (cost $5,992,620)		5,992,620
Total Investments (total cost $46,043,402) – 91.9%		46,109,412
Cash, Receivables and Other Assets, net of Liabilities – 8.1%		4,060,903
Net Assets – 100%		$50,170,315

Summary Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$21,827,544	47.3%
Australia	12,156,775	26.4
China	2,860,893	6.2
Canada	1,986,226	4.3
Netherlands	1,958,660	4.3
South Korea	1,402,170	3.0
Singapore	1,260,608	2.7
France	997,525	2.2
Hong Kong	499,941	1.1
Japan	399,920	0.9
Cayman Islands	378,168	0.8
Ireland	150,051	0.3
Argentina	120,278	0.3
Spain	110,653	0.2
Total	$46,109,412	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

Janus Short Duration Income ETF

Schedule of Investments (unaudited)

April 30, 2017

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Barclays Bank plc
Australian Dollar	6/13/17	5,930,000	$4,431,438	$11,663
Australian Dollar	6/13/17	925,000	691,244	4,548
Canadian Dollar	6/13/17	824,000	603,018	8,874
New Zealand Dollar	6/13/17	254,000	174,194	3,431
Total			5,899,894	28,516
Citibank N.A.
Euro	6/13/17	105,000	114,570	(1,814)
Total			$6,014,464	$26,702

Schedule of Futures

Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Sold:
10-Year U.S. Treasury Note	1,500	6/17	$(22,715)	$(1,172)
3-Year Australian Bond	200	6/17	(1,464)	(274)
5-Year U.S. Treasury Note	3,600	6/17	(41,503)	(562)
Total			$(65,682)	$(2,008)

Schedule of OTC Credit Default Swaps – Sell Protection(1)

Counterparty/ Reference Asset Type/ Reference Asset	S&P Credit Rating	Fixed Rate	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Outstanding Swap Contracts, at Value Asset/(Liability)
Morgan Stanley & Co.
Foreign Government Bonds United Mexican States	BBB+	1.00%	12/20/17	500,000	$1,134	$2,071	$3,205

(1)	If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.
(2)	If a credit event occurs, the notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of protection.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 ½ APRIL 30, 2017

Janus Short Duration Income ETF

Notes to Schedule of Investments and Other Information (unaudited)

3-Month USD LIBOR	LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks offer one another and generally represents. current cash rates

LLC	Limited Liability Company

LP	Limited Partnership

OTC	Over-the-Counter

PLC	Public Limited Company

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines stablished by the Board of Trustees. The total value of 144A securities as of the period ended April 30, 2017 is $15,042,972, which represents 30.0% of net assets.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of April 30, 2017.

◇	Zero coupon bond.

(a)	When-issued security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of April 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Corporate Bonds	$—	$39,898,479	$—
Mortgage-Backed Securities	—	218,313	—
Commercial Paper	—	5,992,620	—

Total Investments in Securities	$—	$46,109,412	$—
Other Financial Instruments(a):
Forward Currency Contracts	$—	$28,516	$—
Outstanding Swap Contracts, at Value	—	3,205	—

Total Assets	$—	$31,721	$—

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$—	$1,814	$—
Variation Margin Payable	2,008	—	—

Total Liabilities	$2,008	$1,814	$—

(a)	Other financial instruments include forward currency, futures and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Swap contracts are reported at their market value at measurement date.

Janus Detroit Street Trust ½ 9

Janus Short Duration Income ETF

Statement of Assets and Liabilities (unaudited)

April 30, 2017

Assets:
Investments, at cost	$46,043,402
Investments, at value	46,109,412
Cash	2,838,528
Cash denominated in foreign currency(1)	18,938
Restricted cash (Note 1)	80,000
Forward currency contracts	28,516
Outstanding swap contracts, at value(2)	3,205
Receivables:
Investments sold	1,963,704
Interest	206,035
Total Assets	51,248,338
Liabilities:
Variation margin payable	2,008
Forward currency contracts	1,814
Payables:
Investments purchased	1,062,180
Management fees	12,021
Total Liabilities	1,078,023
Net Assets	$50,170,315
Net Assets Consists of:
Capital (par value and paid-in surplus)	$50,054,164
Undistributed net investment income/(loss)	73,824
Undistributed net realized gain/(loss) from investments and foreign currency transactions	13,887
Unrealized net appreciation/(depreciation) on investments and foreign currency translations	28,440
Total Net Assets	$50,170,315
Net Assets	$50,170,315
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	1,000,001
Net Asset Value Per Share	$50.17

(1)	Includes cost of $18,878.
(2)	Net premiums paid of $1,134.

See Notes to Financial Statements.

10 ½ APRIL 30, 2017

Janus Short Duration Income ETF

Statement of Operations (unaudited)

For the period ended April 30, 2017(1)

Investment Income:
Interest	$277,185
Total Investment Income	277,185
Expenses:
Management Fees	56,279
Total Expenses	56,279
Net Investment Income/(Loss)	220,906
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$66,341
Futures contracts	(53,319)
Swap contracts	865
Total Net Realized Gain/(Loss) on Investments	$13,887
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	$92,051
Futures contracts	(65,682)
Swap contracts	2,071
Total Change in Unrealized Net Appreciation/Depreciation	28,440
Net Increase/(Decrease) in Net Assets Resulting from Operations	$263,233

(1)	Period from November 16, 2016 (commencement of operations) through April 30, 2017.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

Janus Short Duration Income ETF

Statement of Changes in Net Assets (unaudited)

Period Ended April 30, 2017 (1)
Operations:
Net investment income/(loss)	$220,906
Net realized gain/(loss) on investments	13,887
Change in unrealized net appreciation/depreciation	28,440
Net Increase/(Decrease) in Net Assets Resulting from Operations	263,233
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(147,082)
Capital Share Transactions	50,054,164
Net Increase/(Decrease) in Net Assets	50,170,315
Net Assets:
Beginning of period	—
End of period	$50,170,315

Undistributed Net Investment Income/(Loss)	$73,824

(1)	Period from November 16, 2016 (commencement of operations) through April 30, 2017.

See Notes to Financial Statements.

12 ½ APRIL 30, 2017

Janus Short Duration Income ETF

Financial Highlights (unaudited)

For a share outstanding during the period ended April 30, 2017 (unaudited)	2017(1)
Net Asset Value, Beginning of Period	$25.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.31
Net realized and unrealized gain/(loss)	25.06
Total from Investment Operations	25.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)
Distributions (from capital gains)	—
Total Dividends and Distributions	(0.20)
Net Asset Value, End of Period	$50.17
Total Return*	0.73%
Net assets, End of period (in thousands)	$50,170
Average Net Assets for the Period (in thousands)	$35,356
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.35%
Ratio of Net Investment Income/(Loss)	1.37%
Portfolio Turnover Rate(3)	29%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 16, 2016 (commencement of operations) through April 30, 2017.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 13

Janus Short Duration Income ETF

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Short Duration Income ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The financial statements include information for the period from November 16, 2016 (commencement of operations) through April 30, 2017. The Trust offers ten Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks to provide a steady income stream with capital preservation across various market cycles. The Fund seeks to consistently outperform the LIBOR 3-month rate by a moderate amount through various market cycles while at the same time providing low volatility. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund is an actively-managed exchange-traded fund. Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (100,000 shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on NYSE Arca, Inc. (“NYSE Arca”), and individual investors can purchase or sell shares in much smaller increments for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to

14 ½ APRIL 30, 2017

Janus Short Duration Income ETF

Notes to Financial Statements (unaudited)

“odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of April 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Detroit Street Trust ½ 15

Janus Short Duration Income ETF

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends from net investment income are declared daily and distributed monthly for the Fund. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash

As of April 30, 2017, the Fund had restricted cash in the amount of $80,000. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

2. Derivative Instruments

The Fund may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, options, and swaps. Each derivative instrument that was held by the Fund during the period ended April 30, 2017 is discussed in further detail below.

The Fund may use derivative instruments for risk management purposes or as part of its investment strategies. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks including liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.
•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

16 ½ APRIL 30, 2017

Janus Short Duration Income ETF

Notes to Financial Statements (unaudited)

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.
•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.
•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations.

During the period, the Fund has entered into forward contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended April 30, 2017, the average ending monthly currency value amounts on sold forward currency contracts were $3,547,860.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets

Janus Detroit Street Trust ½ 17

Janus Short Duration Income ETF

Notes to Financial Statements (unaudited)

and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations. When a contract is closed, a realized gain or loss is reported on the Statement of Operations, equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures option merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the period ended April 30, 2017, the average ending monthly market values on short futures contracts was $4,654,194.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap.

As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of

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Notes to Financial Statements (unaudited)

any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the period ended April 30, 2017, the average ending monthly market value amounts on credit default swaps which are long the reference asset was $2,461.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of April 30, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of April 30, 2017

	Credit Contracts	Interest Rate Contracts	Currency Contracts	Total
Asset Derivatives:
Forward currency contracts	$—	$—	$28,516	$28,516
Outstanding swap contracts, at value	3,205	—	—	3,205
Total Asset Derivatives	$3,205	$—	$28,516	$31,721

	Credit Contracts	Interest Rate Contracts	Currency Contracts	Total
Liability Derivatives:
Forward currency contracts	$—	$—	$1,814	$1,814
Variation margin payable	—	2,008	—	2,008
Total Liability Derivatives	$—	$2,008	$1,814	$3,822

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Janus Short Duration Income ETF

Notes to Financial Statements (unaudited)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended April 30, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended April 30, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Currency Contracts	Total
Foreign currency transactions	$—	$—	$588	$588
Futures contracts	—	(53,319)	—	$(53,319)
Swap contracts	865	—	—	865
Total	$865	$(53,319)	$588	$(51,866)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Currency Contracts	Total
Investments and foreign currency transactions	$—	$—	$26,702	$26,702
Futures contracts	—	(65,682)	—	(65,682)
Swap contracts	2,071	—	—	2,071
Total	$2,071	$(65,682)	$26,702	$(36,909)

Please see the “Net Realized Gain/(Loss) on Investments” and “Change in Unrealized Net Appreciation/Depreciation” sections of the Fund’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset

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Janus Short Duration Income ETF

Notes to Financial Statements (unaudited)

values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/ or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Mortgage and Asset-Backed Securities

The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Mae and Freddie Mac securities were not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be

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Janus Short Duration Income ETF

Notes to Financial Statements (unaudited)

forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment of the principal of underlying loans at a faster pace than expected is known as “prepayment risk,” and may shorten the effective maturities of these securities. This may result in the Fund having to reinvest proceeds at a lower interest rate. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition to prepayment risk, investments in mortgage-backed securities, particularly those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than other mortgage- and asset-backed securities. Mortgage and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest rate changes and causing its price to decline.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of April 30, 2017” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Barclays Bank Plc	$28,516	$—	$—	$28,516
Morgan Stanley & Co.	3,205	—	—	3,205
Total	$31,721	$—	$—	$31,721

Offsetting of Financial Liabilities and Derivative Liabilities

Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Citibank N.A.	$1,814	$—	$—	$1,814

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying

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Janus Short Duration Income ETF

Notes to Financial Statements (unaudited)

Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.35 % of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of April 30, 2017, Janus Capital owned 1 share or less than 0.01% of the Fund.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended April 30, 2017, the Fund engaged in cross trades amounting to $12,283,731 in purchases.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions, and capital loss carryovers.

Janus Detroit Street Trust ½ 23

Janus Short Duration Income ETF

Notes to Financial Statements (unaudited)

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$46,043,402	$139,526	$(73,516)	$66,010

6. Capital Share Transactions

	Period Ended April 30, 2017(1)
	Shares	Amount
Shares sold	1,000,001	$50,054,164
Shares repurchased	—	—
Net Increase/ (Decrease)	1,000,001	$50,054,164

(1)	Period from November 16, 2016 (commencement of operations) through April 30, 2017.

7. Purchases and Sales of Investment Securities

For the period ended April 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$42,505,444	$6,845,845	$—	$—

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson intends to merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

In approving the Fund’s initial management agreement, the Fund’s Board of Trustees also considered the potential post-Merger ownership structure of Janus Capital and have approved a contract (the “Post-Merger Advisory Agreement”) identical in all material respects to the initial management agreement that will take effect upon the completion of the Merger.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to April 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

The Merger of JCGI and Henderson was completed on May 30, 2017. The Post-Merger Advisory Agreement went into effect on May 30, 2017. In connection with the Merger, the Fund’s name was changed to Janus Henderson Short Duration Income ETF effective June 5, 2017.

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Janus Short Duration Income ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Detroit Street Trust ½ 25

Janus Short Duration Income ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD FOR JANUS SHORT DURATION INCOME ETF AND JANUS SG GLOBAL QUALITY INCOME ETF

The Trustees of Janus Detroit Street Trust (the “Trust”), including the Independent Trustees, met on October 24, 2016 to consider the proposed investment management agreement (the “Investment Management Agreement”) for Janus Short Duration Income ETF and Janus SG Global Quality Income ETF (each a “New Fund” and collectively, the “New Funds”). In the course of their consideration of the Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the Board Materials and other information from counsel and from Janus Capital Management LLC, the investment adviser (the “Adviser”), including: (i) a copy of the form of Investment Management Agreement, with respect to the Adviser’s management of the assets of each New Fund; (ii) information describing the nature, quality and extent of the services that the Adviser will provide to the New Fund, and the fees the Adviser will charge to the New Funds; (iii) information concerning the Adviser’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each New Fund’s anticipated advisory fee and operating expenses; (v) a copy of the Adviser’s current Form ADV; and (vi) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also received information comparing the advisory fees and expenses of the New Funds to those from fund complexes that were defined as competitors.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services to be provided to each New Fund by the Adviser; the Adviser’s personnel and operations; each New Fund’s proposed expense level; the anticipated profitability to the Adviser under the Investment Management Agreement at certain asset levels; any “fall-out” benefits to the Adviser and its affiliates (i.e., any ancillary benefits anticipated to be realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); the effect of asset growth on each New Fund’s expenses; and possible conflicts of interest.

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the New Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by the New Funds therefor, the New Fund and the Adviser may potentially benefit from their relationship with each other in other ways. The Trustees concluded that the success of the New Funds could attract other business to the Adviser or other Janus funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the New Funds.

The Board, including the Independent Trustees, considered the following in respect of each New Fund:

(a) The nature, extent and quality of services to be provided by Adviser; personnel and operations of the Adviser. The Board reviewed the services that the Adviser would provide to each New Fund. In connection with the investment advisory services to be provided by the Adviser, the Board noted the responsibilities that the Adviser would have as the Funds’ investment adviser, including: the overall supervisory responsibility for the general management and investment of each New Fund’s securities portfolio; providing oversight of the investment performance and processes and compliance with the New Fund’s investment objectives, policies and limitations; the implementation of the investment management program of each New Fund; the management of the day-to-day investment and reinvestment of the assets of each New Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of New Fund shares conducted on a cash-in-lieu basis; the responsibility for daily monitoring of tracking error and quarterly reporting to the Board for the Janus SG Global Quality Income ETF, whose investment objective seeks to track the performance of an index; the review of brokerage matters; the oversight of general portfolio compliance with relevant law; and the implementation of Board directives as they relate to the New Funds.

The Board reviewed the Adviser’s experience, resources and strengths in managing other pooled investment vehicles, including the Adviser’s personnel. Based on its consideration and review of the foregoing information, the Board determined that each New Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on their experience, personnel, operations and resources.

(b) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, and the cost of the services to be provided and profits to be realized by the Adviser from the relationship with the New Funds; “fall-out” benefits. The Board then compared both the services to be rendered and the proposed fees to be paid under

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Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

other contracts of the Adviser, and under contracts of other investment advisers with respect to similar ETFs. In particular, the Board compared each New Fund’s proposed advisory fee and projected expense ratio to other investment companies considered to be in that New Fund’s peer group. The Board also noted that the New Funds had no other comparable equivalents managed by the Adviser. The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to each New Fund, including operational costs. In addition, the Board discussed the entrepreneurial risk undertaken by the Adviser in creating the Trust. After comparing each New Fund’s proposed fees with those of other funds in the New Fund’s peer group, and in light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the New Funds were fair and reasonable.

The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the New Funds, but that such benefits are not easily quantifiable.

(c) The extent to which economies of scale would be realized as the New Funds grow and whether fee levels would reflect such economies of scale. The Board next discussed potential economies of scale. Since the New Funds had not commenced operations, the eventual aggregate amount of assets was uncertain, and the Adviser was not able to provide the Board with specific information concerning the extent to which economies of scale could be realized as each New Fund grows, and whether fee levels would reflect such economies of scale, if any. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels.

(d) Investment performance of the New Funds and the Adviser. Because each New Fund had not commenced operations, the Board did not consider the investment performance of the New Fund. However, for the Janus Short Duration Income ETF, the Board considered the experience of the Adviser with comparable investment strategies.

Conclusion. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to each New Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. The Board also found the proposed advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar actual or anticipated size. As a result, the Board concluded that the initial approval of the Investment Management Agreement was in the best interests of each New Fund.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the Investment Management Agreement for each New Fund.

Janus Detroit Street Trust ½ 27

Janus Short Duration Income ETF

Notes

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Notes

Janus Detroit Street Trust ½ 29

This material must be preceded or accompanied by a prospectus.

Janus is a registered trademark of Janus International Holding LLC. © Janus International Holding LLC.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus.

125-24-93073 04-17

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to semiannual reports.

Item 6.  Investments.

(a)    Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)    Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)    The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)     There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

	(2)

Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

	(3)	Not applicable to this Registrant.

(b)     A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JANUS DETROIT STREET TRUST

By:	/s/ Bruce Koepfgen
Bruce Koepfgen
President and Chief Executive Officer of Janus Detroit Street Trust (Principal Executive Officer)

Date:	June 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce Koepfgen
Bruce Koepfgen
President and Chief Executive Officer of Janus Detroit Street Trust (Principal Executive Officer)

Date:	June 29, 2017

By:	/s/ Jesper Nergaard
Jesper Nergaard
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Detroit Street Trust (Principal Accounting Officer and Principal Financial Officer)

Date:	June 29, 2017